UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ROCKWOOD HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCKWOOD HOLDINGS, INC.
100 Overlook Center
Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 23, 2009

March 24, 2009

To our stockholders:

        On behalf of your board of directors, we are pleased to invite you to attend the 2009 annual meeting of stockholders of Rockwood Holdings, Inc. (the "Company"). The meeting will be held on Thursday, April 23, 2009 at 9:00 a.m., local time, at our offices located at 100 Overlook Center, Princeton, New Jersey 08540.

        At the meeting, you will be asked to:

        (1)   Elect the two Class I directors listed herein to serve until their successors are duly elected and qualified;

        (2)   Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

        (3)   Approve the 2009 Rockwood Holdings, Inc. Stock Incentive Plan;

        (4)   Approve the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan; and

        (5)   Transact any other business properly brought before the meeting.

        Stockholders of record as of the close of business on March 4, 2009 are entitled to notice of and to vote at the meeting. To assure your representation at the meeting, please execute and return the enclosed proxy card in the envelope provided, whether or not you plan to attend the meeting.

                      Sincerely,

                      Seifi Ghasemi

                      Chairman and Chief Executive Officer

This proxy statement is first being mailed to stockholders on or about March 24, 2009.

ROCKWOOD HOLDINGS, INC.
100 Overlook Center
Princeton, New Jersey 08540

PROXY STATEMENT
For the Annual Meeting of Stockholders to be Held On
April 23, 2009

GENERAL INFORMATION ABOUT ROCKWOOD'S ANNUAL MEETING

        We are providing this proxy statement in connection with the solicitation of proxies by the board of directors of Rockwood Holdings, Inc. for use at Rockwood's 2009 annual meeting of stockholders and at any adjournment of the annual meeting. You are cordially invited to attend the annual meeting, which will be held at our offices located at 100 Overlook Center, Princeton, New Jersey 08540, on Thursday, April 23, 2009 at 9:00 a.m. local time. For driving directions to our offices, please call (609) 514-0300.

Stockholders Entitled to Vote

        The record date for the annual meeting is March 4, 2009. Only stockholders of record as of the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of March 1, 2009, there were 74,060,917 shares of common stock outstanding.

Required Vote

        The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock held as of the record date on each matter to be voted upon. Abstentions and broker non-votes are included in determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.

        Directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Thus, an abstention or broker non-vote will have no effect on the outcome of the vote on election of directors at the annual meeting. For the ratification of the appointment of Deloitte & Touche LLP and certain other matters, the affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required. For the approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan and the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan, the affirmative vote of a majority of the shares present in person or represented and entitled to vote on the matter is required, provided that a majority of the outstanding shares are voted on the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 23, 2009

        We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the internet. This proxy statement and our 2008 Annual Report to Stockholders are available at our website at http://www.rockwoodspecialties.com/rock_english/ir/irdownld.asp. In addition, in accordance with Securities and Exchange Commission ("SEC") rules, you may access our proxy statement at http://materials.proxyvote.com/774415, which does not have "cookies" that identify visitors to the site.

 BOARD RECOMMENDATIONS AND APPROVAL REQUIREMENTS

        Delaware law and Rockwood's certificate of incorporation and by-laws govern the vote on each proposal. The board of directors' recommendation is set forth together with the description of each item in this proxy statement. In summary, the board of directors' recommendations and approval requirements are:

Proposal 1.
Election of Directors

        The first item to be voted on is the election of the two Class I directors listed herein to serve until their successors are duly elected and qualified. The board of directors has nominated two people as directors, each of whom is currently serving as a director of Rockwood.

        You may find information about these nominees—Nance K. Dicciani and J. Kent Masters—beginning on Page 5.

        You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Assuming a quorum is present, each share of common stock may be voted for as many nominees as there are directors to be elected. Directors will be elected by a plurality of the votes cast. Stockholders may not cumulate their votes. Abstentions and broker non-votes will have no effect on the outcome of the vote on election of directors at the annual meeting.

        The board of directors unanimously recommends a vote FOR each director nominee listed herein.

 Proposal 2.
Ratification of Appointment of Independent Registered Public Accounting Firm

        The second item to be voted on is the ratification of the appointment of Deloitte & Touche LLP as Rockwood's independent registered public accounting firm for the fiscal year ending December 31, 2009.

        You may find information about this proposal beginning on Page 7.

        You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum is present, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.

        The board of directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Rockwood's independent registered public accounting firm.

 Proposal 3.
Approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan

        The third item to be voted on is the approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan.

        You may find information about this proposal beginning on Page 7.

        You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum is present, the proposal will pass if it receives the affirmative vote of a majority of the shares present in person or represented and entitled to vote on the matter, provided that a majority of the outstanding shares are voted on the proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes are not considered "shares present" for voting purposes, but may affect the voting to the extent that the broker non-votes cause less than a majority of the outstanding shares to be voted on the matter.

        The board of directors unanimously recommends a vote FOR the approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan.

 Proposal 4.
Approval of the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan

        The fourth item to be voted on is the approval of the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan.

        You may find information about this proposal beginning on Page 16.

        You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum is present, the proposal will pass if it receives the affirmative vote of a majority of the shares present in person or represented and entitled to vote on the matter, provided that a majority of the outstanding shares are voted on the proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes are not considered "shares present" for voting purposes, but may affect the voting to the extent that the broker non-votes cause less than a majority of the outstanding shares to be voted on the matter.

        The board of directors unanimously recommends a vote FOR the approval of the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

        The board of directors is not aware of any other business to be presented for a vote of the stockholders at the annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

PROXIES AND VOTING PROCEDURES

        Your vote is important and you are encouraged to vote your shares promptly.

How Proxies are Voted

        You may vote by completing and mailing the enclosed proxy card or by voting in person at the annual meeting. Each proxy will be voted as directed. However, if a proxy solicited by the board of directors does not specify how it is to be voted, it will be voted as the board of directors recommends—that is, FOR the election of the two nominees for Class I director named in this proxy statement, FOR the ratification of the appointment of Deloitte & Touche LLP as Rockwood's independent registered public accounting firm for fiscal year ending December 31, 2009, FOR the approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan and FOR the approval of the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan. If any other matters are properly presented at the annual meeting for consideration, such as consideration of a motion to adjourn the annual meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this proxy statement, we did not anticipate that any other matters would be raised at the annual meeting.

How to Revoke or Change Your Proxy

        If you submit a proxy and then wish to change your vote or vote in person at the annual meeting, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is voted by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the annual meeting by the

Corporate Secretary of Rockwood, Thomas J. Riordan, at Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, or it must be delivered to the Corporate Secretary at the annual meeting before proxies are voted. You will be able to change your proxy as many times as you wish prior to its being voted at the annual meeting and the last proxy received chronologically will supersede any prior proxies.

Method and Cost of Proxy Solicitation

        This proxy solicitation is being made on behalf of Rockwood and the expense of preparing, printing and mailing this proxy statement is being paid by us. Proxies may be solicited by officers, directors and employees of Rockwood in person, by mail, telephone, facsimile or other electronic means. We will not specially compensate those persons for their solicitation activities. In accordance with the regulations of the SEC and the New York Stock Exchange (NYSE), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expense incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Stockholder Director Nominations and Proposals for the 2010 Annual Meeting

        Pursuant to Rockwood's by-laws, stockholders may present director nominations and proposals that are proper subjects for consideration at an annual meeting. Rockwood's by-laws require all stockholders who intend to nominate persons for election to the board of directors or make proposals at an annual meeting to give timely notice thereof in writing to the Corporate Secretary of Rockwood, Thomas J. Riordan, at Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which Rockwood first mailed its proxy materials for the previous year's annual meeting, after which point a stockholder proposal will be considered untimely. In the event that the date of the 2010 annual meeting is changed by more than 30 days from the anniversary date of the annual meeting, stockholder notice must be so delivered not earlier than 120 days prior to the 2010 annual meeting and not later than the close of business on the later of the 90th day prior to the 2010 annual meeting or the 10th day following the day on which public announcement of the date of the 2010 annual meeting is first made. However, if the number of directors to be elected to the board of directors of Rockwood is increased and there is no public announcement by Rockwood naming all of the nominees for director or specifying the size of the increased board of directors at least 100 calendar days prior to the anniversary of the mailing of proxy materials for the prior year's annual meeting, then a stockholder notice only with respect to nominees for any new positions created by such increase must be received by the Corporate Secretary of Rockwood not later than the close of business on the 10th day following such public announcement.

        If any stockholder wishes to propose a matter for consideration at our 2010 annual meeting of stockholders, the proposal should be mailed by certified mail, return receipt requested, to our Corporate Secretary at the address in the previous paragraph. To be eligible under the SEC's stockholder proposal rule (Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended) for inclusion in our 2010 annual meeting proxy statement and for a form of proxy to be made available in March 2010, a proposal must be received by our Corporate Secretary on or before November 24, 2009.

 PROPOSAL ONE

ELECTION OF DIRECTORS

        The first agenda item to be voted on is the election of two Class I directors to serve until their successors are duly elected and qualified.

General Information

        The board of directors currently consists of seven directors, and is divided into three classes—Class I, Class II and Class III. Directors are generally elected for three-year terms on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will extend for additional periods of one and two years, as applicable. The term of office for current Class I directors expires at the annual meeting and thereafter, until the person's successor has been duly elected and qualified. The term of office for Class II and Class III directors will expire at the 2010 annual meeting of stockholders and the 2011 annual meeting of stockholders, respectively, and thereafter, until the person's successor has been duly elected and qualified.

        This year's nominees have been nominated to serve for a three-year term expiring at the 2012 annual meeting of stockholders and thereafter, until the person's successor has been duly elected and qualified. We have inquired of the nominees and determined that they will serve if elected. If, for any reason, any nominee becomes unavailable for election and the board of directors selects a substitute nominee, the proxies will be voted for the substitute nominee selected by the board of directors. The board of directors has no reason to believe that any of the named nominees is not available or will not serve if elected.

        The nominees are current directors of Rockwood, and a description of the background of each is set forth below. Immediately thereafter is a description of the background of the existing directors whose terms of office extend beyond the annual meeting.

Nominees for Election at the Annual Meeting

Name	Age	Position	Class
Nance K. Dicciani	61	Director	I
J. Kent Masters	48	Director	I

        Nance K. Dicciani has been a director of Rockwood since June 1, 2008. From 2001 to her retirement in April 2008, Dr. Dicciani was the President and Chief Executive of Honeywell International Inc.'s $4.9 billion specialty materials business. Prior to joining Honeywell in 2001, she was with Rohm and Haas Company, serving as Senior Vice President and Business Group Executive of chemical specialties and Director, European Region. In 2006, President George W. Bush appointed Dr. Dicciani to the President's Council of Advisors on Science and Technology. She also serves on the board of directors of Praxair Inc. and the board of trustees of Villanova University. Dr. Dicciani earned degrees in chemical engineering, including a B.S. from Villanova University, an M.S. from the University of Virginia and a Ph.D. from the University of Pennsylvania. She also earned a M.B.A. from the Wharton School of the University of Pennsylvania.

        J. Kent Masters has been a director of Rockwood since May 2007. Mr. Masters has been a member of the Executive Board of Linde AG, a global leader in manufacturing and sales of industrial gases, with responsibility for the Americas, Africa and the South Pacific since 2006. Prior to joining Linde AG, Mr. Masters was a member of the Board of Directors of BOC Group, plc, a global industrial gas company, which was acquired by Linde AG in 2006. At BOC Group, plc, he served as President, Process Gas Solutions-Americas, from 2002-2005 and as Chief Executive, Industrial and Special Products, from 2005 until 2006. Mr. Masters is the non-executive Chairman of African Oxygen Limited, a public company traded on the Johannesburg Stock Exchange. Mr. Masters has a B.Sc.

degree in chemical engineering from Georgia Institute of Technology and a M.B.A. from the Leonard N. Stern School of Business, New York University.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

Directors Whose Terms Do Not Expire This Year

Name	Age	Position	Class
Seifi Ghasemi	64	Chairman and Chief Executive Officer	II
Sheldon R. Erikson	67	Director	II
Brian F. Carroll	37	Director	III
Todd A. Fisher	43	Director	III
Douglas L. Maine	60	Director	III

        Seifi Ghasemi has been Chairman and Chief Executive Officer of Rockwood and our subsidiary, Rockwood Specialties Group, Inc., since November 2001. From 1997 to 2001 he was with GKN, plc, a $6.0 billion revenue per year global industrial company. He served as a director of the Main Board of GKN, plc and was Chairman and Chief Executive Officer of GKN Sinter Metals, Inc. and Hoeganes Corporation. Before that, for 18 years, Mr. Ghasemi was with BOC Group, plc, a $7 billion revenue per year global industrial gas company. He was a director of the Main Board of BOC Group, plc; President, BOC Gases Americas and Chairman and Chief Executive Officer of BOC Process Plants, LTD and Cryostar. Mr. Ghasemi has a Masters of Science degree in Mechanical Engineering from Stanford University.

        Sheldon R. Erikson has been a director of Rockwood since November 2005. Mr. Erikson has been the Chairman of Cameron International Corp, a global manufacturer, provider and servicer of petroleum equipment, since 1996 and the President and Chief Executive Officer since 1995. He was Chairman from 1988 to 1995, and President and Chief Executive Officer from 1987 to 1995, of The Western Company of North America, an international petroleum service company. He also serves on the boards of directors of the National Petroleum Council, the American Petroleum Institute, the Petroleum Equipment Suppliers Association and the National Association of Manufacturers. Mr. Erikson studied at the University of Illinois and has a M.B.A. from Harvard University.

        Brian F. Carroll has been a director of Rockwood since 2000, a member of KKR & Co. L.L.C., which serves as a general partner of Kohlberg Kravis Roberts & Co. L.P. ("KKR"), since January 2006, and an executive of KKR since 1999. In addition, Mr. Carroll was an executive at KKR from 1995 to 1997, at which time he left KKR to attend business school at Stanford University. Prior to joining KKR in 1995, Mr. Carroll was with Donaldson Lufkin & Jenrette Securities Corporation. Mr. Carroll is a member of the boards of directors of Sealy Corporation, Harman International Industries, Incorporated and Laureate Education, Inc. Mr. Carroll has a B.S. from the University of Pennsylvania and a M.B.A. from Stanford University.

        Todd A. Fisher has been a director of Rockwood since 2000, a member of KKR & Co. L.L.C., which serves as a general partner of KKR, since January 2001 and an executive of KKR since 1993. Prior to joining KKR, he was with Goldman, Sachs & Co. in its Corporate Finance Department. Mr. Fisher is a member of the boards of directors of Maxeda B.V. and Northgate Information Solutions plc. Mr. Fisher has a B.A. from Brown University, a M.A. from Johns Hopkins University and a M.B.A. from The Wharton School, University of Pennsylvania.

        Douglas L. Maine has been a director of Rockwood since August 2005. Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20 year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager of Consumer Products Industry in 2003 and retired in 2005. Mr. Maine is also a member of the board of directors of Alliant Techsystems, Inc. Mr. Maine has a B.S. from Temple University and a M.B.A. from Hofstra University.

Board Observer

        Susan Schnabel was a director of Rockwood from July 2004 to January 2009 and is now an observer to the board of directors. Ms. Schnabel joined DLJ's Investment Banking Division in 1990 and DLJ Merchant Banking in 1998. In 1997, she left DLJ's Investment Banking Division to serve as Chief Financial Officer of PETsMART, a high-growth specialty retailer of pet products and supplies, and joined DLJ Merchant Banking as Managing Director in 1998. Ms. Schnabel is a director of DeCrane Aircraft Holdings, Inc., Frontier Drilling, Laramie Energy, LLC, Luxury Optical Holdings, Inc., Pinnacle Gas Resources, Inc., Target Media Corp., Total Safety U.S., Inc. and Specialized Technology Resources, Inc. Ms. Schnabel received a B.S. from Cornell University in 1983 and a M.B.A. from Harvard University.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The second agenda item to be voted on is the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2009.

        The audit committee of the board of directors has appointed Deloitte & Touche LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2009. We are asking our stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. Although stockholder ratification of the appointment is not required, the board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate practice.

        Even if the appointment is ratified, the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Rockwood and our stockholders. If the appointment is not ratified by our stockholders, the audit committee will reconsider the appointment.

        A representative of Deloitte & Touche LLP is expected to attend the annual meeting and be available to respond to appropriate questions. The representative will be afforded an opportunity to make a statement if he or she desires to do so.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS ROCKWOOD'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL THREE

APPROVAL OF THE 2009 ROCKWOOD HOLDINGS, INC. STOCK INCENTIVE PLAN

        The third agenda item to be voted on is the approval of the 2009 Rockwood Holdings, Inc. Stock Incentive Plan.

        The compensation committee approved the 2009 Rockwood Holdings, Inc. Stock Incentive Plan (the "Stock Incentive Plan"), subject to approval of the board of directors and the stockholders, and the board of directors approved the Stock Incentive Plan, subject to approval of the stockholders.

        The following is a summary description of the Stock Incentive Plan. While the material features of the Stock Incentive Plan are summarized below, the summary is in all respects subject to the complete text of the Stock Incentive Plan contained in Appendix A.

        The stockholders are being asked to approve the Stock Incentive Plan. If the stockholders do not approve the Stock Incentive Plan, the Stock Incentive Plan will not be implemented.

Background and Reasons for the Proposal

        The Stock Incentive Plan is intended to replace the existing stock incentive plan, the 2008 Amended and Restated Stock Purchase and Option Plan for Rockwood Holdings, Inc. and Subsidiaries (the "Existing Stock Incentive Plan"), which was originally adopted in November 2000 and amended and restated in June 2003, July 2005 and November 2008. As of March 1, 2009, the total number of shares of our common stock that remains available for issuance under the Existing Stock Incentive Plan is approximately 500,000. Upon approval of the Stock Incentive Plan by the Company's stockholders, the Company does not intend to make any further grants under the Existing Stock Incentive Plan. The Company is seeking approval of the Stock Incentive Plan at this time to achieve two purposes:

  •
  to satisfy the requirement under the Internal Revenue Code of 1986, as amended (the "Code"), that compensation plans that include performance-based awards be approved by stockholders every five years in order to allow the Company to take a deduction for certain bonuses paid to senior management; and

  •
  to make additional shares available for issuance because there are only approximately 500,000 shares remaining available for issuance under the Existing Stock Incentive Plan.

        The purposes of the Stock Incentive Plan are to promote the interests of the Company and its stockholders by:

  •
  attracting and retaining highly-qualified officers, directors, and other key employees and independent contractors of the Company and its subsidiaries;

  •
  motivating such individuals by means of performance-related incentives to reward achievement of long-term performance goals and time-based incentives to reward continued service; and

  •
  enabling such individuals to participate in the long-term growth and financial performance of the Company.

Administration/Eligible Participants

        The Stock Incentive Plan shall be administered by the compensation committee or any other committee appointed by the board of directors (the "Committee"), which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule thereto), "independent directors" within the meaning of the applicable principal national exchange listed company rules, and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereof). Additionally, the Committee, which the Company expects to be its compensation committee, may delegate the authority to grant awards under the Stock Incentive Plan to any employee or group of employees of the Company or an affiliate; provided that such delegation and grants are consistent with applicable law and guidelines established by the board of directors from time to time.

        Eligible participants include employees, directors or independent contractors who are selected by the Committee, in its sole discretion, to participate in the Stock Incentive Plan. As of March 1, 2009, there were approximately 10,200 eligible participants.

Number of Shares Authorized Under the Stock Incentive Plan

        The Stock Incentive Plan authorizes the grant of awards to participants with respect to a maximum of 11,000,000 shares of our common stock, subject to adjustment to avoid dilution or enlargement of intended benefits in the event of certain significant corporate events, which awards may be made in the form of:

  •
  non-qualified stock options;

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  stock options intended to qualify as incentive stock options under Section 422 of the Code (together with the non-qualified stock options, "options");

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  stock appreciation rights; and

  •
  other stock-based awards, including restricted stock and/or restricted stock units and performance-based awards.

        The maximum number of shares with respect to which options and stock appreciation rights may be granted to any individual participant in the Stock Incentive Plan in any calendar year may not exceed 1,000,000. The maximum number of shares which may be paid to any individual participant in the Stock Incentive Plan in connection with the settlement of any award(s) designated as a "performance-based award" in respect of a single performance period shall be $20 million worth of our common stock or, in the event such performance-based award is paid in cash, $20 million. No grants have been made under the Stock Incentive Plan as of the date of this proxy statement. Accordingly, the number of grants that will be awarded to any eligible participants under the Stock Incentive Plan is not determinable at this time.

        The issuance of shares or the payment of cash upon the exercise of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the Stock Incentive Plan, as applicable. If, after the effective date of the Stock Incentive Plan, any shares covered by an award granted under the Stock Incentive Plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or has been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares covered by such award shall again be, or shall become, shares with respect to which awards may be granted under the Stock Incentive Plan.

Substitute Awards

        Awards may be made under the Stock Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines. The number of shares underlying any such assumed or substitute awards shall be counted against the aggregate number of shares which are available for grant under awards made under the Stock Incentive Plan.

Limitations

        No award may be granted under the Stock Incentive Plan after the tenth anniversary of the effective date of the Stock Incentive Plan, but awards theretofore granted may extend beyond that date. The effective date of the Stock Incentive Plan shall be the date it is approved by the stockholders of the Company.

Terms and Conditions of Options

        Options granted under the Stock Incentive Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

        Option Exercise Price.    The option exercise price per share shall be determined by the Committee, but shall not be less than 100% of the fair market value of a share on the date an option is granted (other than in the case of options granted in substitution of previously granted awards). Furthermore, no incentive stock option may be granted to any participant who, at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, unless:

  •
  the option exercise price per share for such incentive stock option is at least 110% of the fair market value on the date the incentive stock option is granted; and

  •
  the date on which such incentive stock option terminates is a date not later than the day preceding the fifth anniversary of the date on which the incentive stock option is granted.

        Exercisability.    Options granted under the Stock Incentive Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an option be exercisable more than ten years after the date it is granted.

        Exercise of Options.    Except as otherwise provided in the Stock Incentive Plan or in an award agreement, an option may be exercised for all, or from time to time any part, of the shares for which it is then exercisable. The exercise date of an option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) (iv) or (v) in the following sentence. The purchase price for the shares as to which an option is exercised shall be paid to the Company as designated by the Committee, pursuant to one or more of the following methods:

  (i)
  in cash or its equivalent (e.g., by personal check);

  (ii)
  in shares having a fair market value equal to the aggregate option exercise price for the shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such shares have been held by the participant for such period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles;

  (iii)
  partly in cash and partly in such shares;

  (iv)
  if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate option exercise price for the shares being purchased; or

  (v)
  through net settlement in shares.

        No participant shall have any rights to dividends or other rights of a stockholder with respect to shares subject to an option until the participant has given written notice of exercise of the option, paid in full for such shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Stock Incentive Plan.

        Incentive Stock Options.    Incentive stock options shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No incentive stock option may be granted to any participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries, unless (i) the option exercise price for such incentive stock option is at least 110% of the fair market value of a share on the date the incentive stock option is granted and (ii) the date on which such incentive stock option terminates is a date not later than the day preceding the fifth anniversary of the date on which the incentive stock option is granted. Any participant who disposes of shares acquired upon the exercise of an incentive stock option either (i) within two years after the date of grant of such incentive stock option or (ii) within one year after the transfer of such shares to the participant, shall notify the Company of such disposition and of the amount realized upon such disposition.

        All options granted under the Stock Incentive Plan are intended to be non-qualified stock options, unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion thereof) shall be regarded as a non-qualified stock option granted under the Stock Incentive Plan; provided that such option (or portion thereof) otherwise complies with the Stock Incentive Plan's requirements relating to non-qualified stock options. In no event shall any member of the Committee, the Company or any of its affiliates (or their respective participants, officers or directors) have any liability to any participant (or any other person) due to the failure of an option to qualify for any reason as an incentive stock option.

Terms and Conditions of Stock Appreciation Rights

        Grants.    The Committee may grant (i) a stock appreciation right independent of an option or (ii) a stock appreciation right in connection with an option, or a portion thereof. A stock appreciation right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related option is granted or at any time prior to the exercise or cancellation of the related option, (B) shall cover the same number of shares covered by an option (or such lesser number of shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such option except for such additional limitations as are contemplated below (or such additional limitations as may be included in an award agreement).

        Terms.    The exercise price per share of a stock appreciation right shall be an amount determined by the Committee, but in no event shall such amount be less than 100% of the fair market value of a share on the date the stock appreciation right is granted (other than in the case of stock appreciation rights granted in substitution of previously granted awards); provided, however, that in the case of a stock appreciation right granted in conjunction with an option, or a portion thereof, the exercise price may not be less than the option exercise price of the related option.

        Each stock appreciation right granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share over (B) the exercise price per share, multiplied by (ii) the number of shares covered by the stock appreciation right. Each stock appreciation right granted in conjunction with an option, or a portion thereof, shall entitle a participant to surrender to the Company the unexercised option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share over (B) the option exercise price per share, multiplied by (ii) the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares or in cash, or partly in shares and partly in cash (any such shares valued at such fair market value), all as shall be determined by the Committee.

        Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares with respect to which the stock appreciation right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional shares will be issued upon exercise, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of shares will be rounded downward to the next whole share.

        Limitations.    The Committee may impose, in its discretion, such conditions upon the exercisability of stock appreciation rights as it may deem fit, but in no event shall a stock appreciation right be exercisable more than ten years after the date it is granted.

Terms and Conditions of Other Stock-Based Awards

        Generally.    The Committee, in its sole discretion, may grant or sell awards of shares, awards of restricted stock, restricted stock units and awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, shares. Such other stock-based awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other stock-based awards may be granted alone or in addition to any other awards granted under the Stock Incentive Plan. Subject to the provisions of the Stock Incentive Plan, the Committee shall determine to whom and when other stock-based awards will be made; the number of shares to be awarded under (or otherwise related to) such other stock-based awards; whether such other stock-based awards shall be settled in cash, shares or a combination of cash and shares; and all other terms and conditions of such awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all shares so awarded and issued shall be fully paid and non-assessable).

        Performance-Based Awards.    Notwithstanding anything to the contrary herein, certain other stock-based awards may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("performance-based awards"). A participant's performance-based award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

        The performance goals, which must be objective, shall be based upon one or more of the following criteria:

  •
  consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization);

  •
  net income;

  •
  operating income;

  •
  earnings per share;

  •
  book value per share;

  •
  return on stockholders' equity;

  •
  expense management;

  •
  return on investment;

  •
  improvements in capital structure;

  •
  profitability of an identifiable business unit or product;

  •
  maintenance or improvement of profit margins;

  •
  stock price;

  •
  market share;

  •
  revenues or sales;

  •
  costs;

  •
  cash flow;

  •
  working capital;

  •
  return on assets; and

  •
  total stockholder return.

        The amount of the performance-based award determined by the Committee for a performance period shall be paid to the participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a performance-based award.

Transferability

        Unless otherwise determined by the Committee, an award shall not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. An award exercisable after the death of a participant may be exercised by the heirs, legatees, personal representatives or distributees of the participant.

Change in Control

        With respect to grants awarded under the Stock Incentive Plan, in the event of a change in control after the effective date of the Stock Incentive Plan:

  •
  if determined by the Committee in the applicable award agreement or otherwise, any outstanding awards then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested (and with respect to performance-based awards, the Committee will determine to what extent the amount of such awards will vest) or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such change in control; and

  •
  the Committee may, but shall not be obligated to:

  (1)
  cancel such awards for fair value (as determined in the sole discretion of the Committee) which, in the case of options and stock appreciation rights, shall equal the excess, if any, of the dollar value of the consideration to be paid in the change in control transaction to holders of the same number of shares subject to such options or stock appreciation rights (or, if no consideration is paid in any such transaction, the fair market value of the shares subject to such options or stock appreciation rights) over the aggregate exercise price of such options or stock appreciation rights (and any such options or stock appreciation rights that have an aggregate exercise price that equals or exceeds such aggregate dollar value consideration shall be cancelled for no consideration);

  (2)
  provide that any options or stock appreciation rights having an exercise price per share that is greater than the per-share dollar value of the consideration to be paid in the change in control transaction to a holder of a share shall be cancelled without payment of any consideration thereof;

  (3)
  provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder as determined by the Committee in its sole discretion; or

  (4)
  provide that for a period of at least ten business days prior to the change in control, such options shall be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such options shall terminate and be of no further force and effect.

Adjustments

        In the event of any change in the outstanding shares after the effective date of the Stock Incentive Plan by reason of any share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of shares or other corporate exchange, or any distribution to stockholders of shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to:

  •
  the number or kind of shares or other securities issued or reserved for issuance pursuant to the Stock Incentive Plan or pursuant to outstanding awards;

  •
  the maximum number of shares for which options or stock appreciation rights may be granted during a calendar year to any participant;

  •
  the maximum amount of a performance-based award that may be granted during a calendar year to any participant;

  •
  the option exercise price or exercise price of any stock appreciation right; and/or

  •
  any other affected terms of such awards.

Amendments to Stock Incentive Plan

        The board of directors may amend, alter or discontinue the Stock Incentive Plan, but no amendment, alteration or discontinuation shall be made:

  •
  without the approval of the stockholders of the Company, if such action would (subject to the adjustment provision) increase the total number of shares reserved for the purposes of the Stock Incentive Plan or change the maximum number of shares for which awards may be granted to any participant or otherwise be required to be approved by such stockholders under applicable law or applicable securities exchange listing requirements; or

  •
  without the consent of a participant, if such action would materially diminish any of the rights of the participant under any award theretofore granted to such participant under the Stock Incentive Plan; provided, however, that the Committee may amend the Stock Incentive Plan without the consent of any participant in such manner as it deems necessary to satisfy the requirements of the Code or other applicable laws.

Section 409A of the Code

        Notwithstanding other provisions of the Stock Incentive Plan or any award agreements thereunder, no award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any award under the Stock Incentive Plan may not be made at the time contemplated by the terms of the Stock Incentive Plan or the relevant award agreement, as the case may be, without causing the participant holding such award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the participant incurring any tax liability under Section 409A of the Code.

Federal Income Tax Consequences Relating to Awards Under the Stock Incentive Plan

        The following summary of the federal income tax consequences of awards under the Stock Incentive Plan (and exercise, where applicable, of awards under the Stock Incentive Plan) is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations.

  Certain United States Federal Income Tax Consequences of Options and Stock Appreciation Rights

        Certain of the United States federal income tax consequences to holders of non-qualified and incentive stock options and the company of options granted under the Stock Incentive Plan should generally be as set forth in the following summary:

        A participant to whom an incentive stock option that qualifies under Section 422 of the Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the participant's company upon the grant or exercise of such incentive stock option. However, upon the exercise of an incentive stock option, special alternative minimum tax rules apply for the participant.

        When the participant sells shares of the Company's common stock acquired through the exercise of an incentive stock option more than one year after the date the participant receives such shares upon the exercise of such incentive stock option and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the incentive stock option exercise price of the incentive stock option. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the participant's company will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

        An individual to whom an option that is not an incentive stock option (a "non-qualified option") is granted will not recognize income at the time of grant of such option. When such individual exercises such non-qualified option, the individual will recognize ordinary compensation income equal to the excess, if any, of the fair market value, as of the date of option exercise, of the shares the individual receives over the option exercise price. The tax basis of such shares to such individual will be equal to the option exercise price paid plus the amount includable in the individual's gross income, and the individual's holding period for such shares will commence on the day after which the individual recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of non-qualified options in an amount equal to the ordinary compensation income recognized by the individual. Any such compensation includable in the gross income of a participant in respect of a non-qualified option will be subject to appropriate federal, state, local and foreign income and employment taxes.

        The federal income tax consequences of stock appreciation rights are similar to the tax consequences of the non-qualified options described above.

  Certain United States Federal Income Tax Consequences of Restricted Stock and Other Stock-Based Awards

        The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards under the Stock Incentive Plan of the Company or to describe tax consequences based on particular circumstances and does not address the consequences of all possible forms of awards that may be granted under the Stock Incentive Plan. It is based on United States federal income tax law and interpretational authorities as of the date of this proxy statement, which is subject to change at any time.

        Generally, the Company receives a deduction and a participant recognizes taxable income equal to the fair market value of the restricted stock at the time or times that restrictions on shares awarded lapse, unless the participant elects to recognize the full fair market value of the restricted stock awarded as income immediately upon grant of the shares, by so electing not later than 30 days after the date of grant by the Company to the participant of a restricted stock award as permitted under Section 83(b) of the Code (such an election, a "Section 83(b) election"). In the event the participant makes such an election, the participant is taxed at ordinary income tax rates, and the Company is entitled to a deduction for an equivalent amount at the same time. Upon disposition by a participant of any restricted shares following the lapse of any restrictions, any difference between the participant's tax basis in the shares (e.g., the amount of the ordinary income recognized, if any, by the participant upon either the making of the Section 83(b) election or upon the lapsing of the restrictions, as applicable) and the amount realized on the participant's disposition of shares is treated as short-term or long-term capital gain or loss. Whether or not a participant recognizes a short-term or long-term capital gain or loss depends upon whether the participant held our shares before disposition thereof for less than or more than one year after the earlier to occur of the date the participant made the Section 83(b) election or the lapsing of the restrictions on the relevant shares, as applicable, and whether or not the participant recognized a gain or loss upon such disposition.

        Cash and/or the fair market value of stock received by participants in connection with any part of a stock-based award (i.e., a restricted stock unit) will generally be taxable as ordinary income to those participants in the year in which cash and/or stock, as applicable, is actually received for such award, and the Company will be entitled to a corresponding tax deduction.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2009 ROCKWOOD HOLDING, INC. STOCK INCENTIVE PLAN.

PROPOSAL FOUR

APPROVAL OF THE 2009 ROCKWOOD HOLDINGS, INC. SHORT-TERM INCENTIVE PLAN

        The fourth agenda item to be voted on is the approval of the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan.

        The Committee approved the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan (the "Short-Term Incentive Plan"), subject to approval of the board of directors and the stockholders, and the board of directors approved the Short-Term Incentive Plan, subject to approval of the stockholders.

        The following is a summary description of the Short-Term Incentive Plan. While the material features of the Short-Term Incentive Plan are summarized below, the summary is in all respects subject to the complete text of the Short-Term Incentive Plan contained in Appendix B.

        The stockholders are being asked to approve the Short-Term Incentive Plan. If the stockholders do not approve the Short-Term Incentive Plan, the Short-Term Incentive Plan will not be implemented.

Background and Reason for the Proposal

        The Short-Term Incentive Plan is intended to replace the existing short-term incentive plan, the Short-Term Incentive Plan for Rockwood Holdings, Inc. and Subsidiaries (the "Existing Short-Term Incentive Plan"). Both plans permit the Company to provide performance-based bonuses to certain executive officers and key employees of the Company that will qualify for income tax deduction by the Company. Upon approval of the Short-Term Incentive Plan, the Company will not make any further grants under the Existing Short-Term Incentive Plan. The Company is seeking the approval of the Short-Term Incentive Plan in order to allow the Company to take a deduction for certain bonuses paid to such executive officers and key employees.

        In general, Section 162(m) of the Code disallows a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million for a taxable year paid to any individual who, on the last day of the taxable year, is the chief executive officer or is among its three other most highly compensated officers (excluding the principal financial officer). Certain compensation is not subject to this deduction limit, including compensation that is paid solely on account of the attainment of one or more pre-established, objective performance goals (performance-based compensation). For compensation to qualify for the performance-based compensation exception, in addition to other requirements, the material terms under which the performance-based compensation is to be paid, including the performance goals, must be disclosed to, and approved by, the stockholders of the corporation prior to the payment of any award under the plan (accordingly, the Company is seeking stockholder approval prior to any award under the Stock-Incentive Plan).

        The Short-Term Incentive Plan is intended to provide performance-based incentive compensation within the meaning of Section 162(m) of the Code. Participation in the Short-Term Incentive Plan is not exclusive, and the Short-Term Incentive Plan does not limit the ability of the board of directors to adopt any additional short-term incentive plan or to pay any other compensation, including any additional bonus or performance-based stock-based award, to certain executive officers and key employees. It is possible that any such additional bonus would not be deductible, and it is also possible that any such additional bonus would not be considered performance-based compensation or would not be deductible.

        If the stockholders of the Company do not approve the Short-Term Incentive Plan, the Short-Term Incentive Plan will not be implemented, and, as a result of the application of Section 162(m) of the Code, a portion of the compensation paid to our Chief Executive Officer and certain other executive officers and key employees might exceed the $1 million threshold, and might not be tax deductible.

Description of the Short-Term Incentive Plan

        Administration/Eligible Participants.    The Short-Term Incentive Plan is administered and interpreted by the Committee; provided, however, that the board of directors may, in its sole discretion, take any action designated to the Committee as it may deem necessary. To the extent Section 162(m) of the Code is applicable to the Company and the Short-Term Incentive Plan, in no event, is the Short-Term Incentive Plan intended to be administered or interpreted in a manner which would cause any award intended to be qualified as "performance-based compensation" under Section 162(m) of the Code to fail to so qualify. Any determination made by the Committee under the Short-Term Incentive Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company, a subsidiary or any other service recipient) as it may deem desirable for the administration of the Short-Term Incentive Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Short-Term Incentive Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the board of directors or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Short-Term Incentive Plan other than as a result of such individual's willful misconduct.

        The Committee may delegate its authority under this Plan; provided that, to the extent Section 162(m) of the Code is applicable to the Company and the Short-Term Incentive Plan, the Committee shall not delegate its authority with respect to any "covered employee" (within the meaning of Section 162(m) of the Code) of the Company or any other individual who the board of directors or the Committee reasonably believes may become a covered employee; provided, further, that, for purposes of establishing performance objectives, any such delegation must be to a committee comprising solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code).

        Objective Performance Goals.    Under the Short-Term Incentive Plan, the objective performance goals, which may differ for each participant, must be based on attainment of one or more of the following: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net income; operating income; earnings per share; book value per share; return on equity; expense management; return on investment before or after the cost of capital; improvements in capital structure; profitability of an identifiable business unit or product; maintenance or improvement of profit margins; stock price; market share; revenues or sales; costs; cash flow; working capital; return on assets; assets under management; and total stockholder return. The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies of indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the Committee may adjust, modify or amend the above business criteria either in establishing any performance goal or in determining the extent to which any performance goal has been achieved. Without limiting the generality of the foregoing (and to the degree consistent with Section 162(m) of the Code), the Committee shall have the authority, at the time it establishes the performance goals for the applicable performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment or a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable, and to otherwise satisfy the objectives of the Plan. The maximum amount of an award to any participant with respect to a fiscal year of the Company shall be $20 million.

        Committee Certification.    At the end of the applicable performance period, the Committee must certify the attainment of the applicable performance goals prior to payment of any bonus under the Short-Term Incentive Plan, and may reduce (but not increase) the amount of any bonus. The performance goals based on one or more of the foregoing performance factors will be established by the Committee while the outcome of the performance period is still substantially uncertain and not later than 90 days after the commencement of the period to which the performance goals relate (but in no event after 25% of the relevant performance period has elapsed).

        Form of Payment.    All bonuses payable under the Short-Term Incentive Plan will be payable in cash.

        Termination of Employment.    If a participant dies or becomes disabled prior to the last day of the applicable performance period for which the bonus is payable, such participant may be entitled to receive a pro-rata annual bonus equal to the bonus otherwise payable to such participant based upon actual company performance for the applicable performance period, as determined by the Committee. Other than as provided above and unless otherwise determined by the Committee, no bonuses will be payable under the Short-Term Incentive Plan to any participant whose employment with the Company terminates prior to the last day of the applicable performance period.

        Change in Control.    The Committee may, in its absolute discretion, provide for bonuses to be payable upon the occurrence of a "change in control" (as such term may be defined and amended from time to time by the Committee or the board of directors).

        Effectiveness of the Plan.    The Short-Term Incentive Plan will become effective on the date on which it is approved by the stockholders of the Company and will expire on the fifth anniversary of such effective date.

        Amendment and Termination.    The board of directors or the Committee may amend, alter or terminate the Short-Term Incentive Plan, except that (i) any amendments must comply with the applicable requirements for exemption, to the extent necessary, under Section 162(m) of the Code, and (ii) no amendment, alteration or termination can adversely affect the rights of any participant in respect of any calendar year which has already commenced as of the date such action is taken.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2009 ROCKWOOD HOLDING, INC. SHORT-TERM INCENTIVE PLAN.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to Rockwood will be voted in accordance with the recommendation of the board of directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

CORPORATE GOVERNANCE AND RELATED MATTERS

Director Independence

        Currently, in accordance with NYSE rules, the audit, the compensation, and the corporate governance and nominating committees are each comprised entirely of independent directors. The board of directors has determined that Nance K. Dicciani, Sheldon R. Erikson, Douglas L. Maine and J. Kent Masters are independent directors within the meaning of applicable NYSE listing standards and the applicable provisions of the Securities Exchange Act of 1934, as amended. In addition, our former director, Cynthia Niekamp, served as an independent director throughout her period of service in 2008 and resigned from the board of directors on January 23, 2009.

        When making "independence" determinations, the board of directors shall broadly consider all relevant facts and circumstances as well as any other facts and considerations specified by the NYSE, by law or by any rule or regulation of any other regulatory body or self-regulatory body applicable to Rockwood. When assessing the materiality of a director's relationship with Rockwood, the board of directors shall consider the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Although the board of directors has not adopted categorical standards for purposes of affirmatively determining independence, the board has determined that the following relationships will not be considered material relationships that would impair a director's independence:

  •
  the director beneficially owns, or is an employee or affiliate of another company or entity that beneficially owns, less than 10% of Rockwood's common stock;

  •
  the director is a current employee or an immediate family member of the director is a current executive officer of another company that makes payments to or receives payment from Rockwood for property or services in an amount which does not exceed and has not for each of the last three years exceeded the greater of $1,000,000 or 2% of the consolidated gross revenues of such other company; and

  •
  the director serves as an executive officer, director or trustee of a tax exempt organization, and Rockwood's contributions to such tax exempt organization do not exceed and have not for each of the last three years exceeded the greater of $1,000,000 or 2% of such tax exempt organization's consolidated gross revenues.

 Meetings of the Board of Directors

        The board of directors is required to meet at least four times annually or more frequently as circumstances dictate. The board of directors met six times in 2008, either in person or by telephone. All directors are expected to participate whether in person or by telephone in all board meetings. Each director attended 100% of all board of directors and applicable committee meetings during 2008 except for Mr. Masters who attended eight of nine audit committee meetings and four of six Committee meetings, and Ms. Niekamp who attended seven of nine audit committee meetings. Mr. Masters and Ms. Niekamp were unable to attend the meetings due to scheduling conflicts. All directors attended the 2008 annual meeting of stockholders held on April 23, 2008.

Audit Committee

        Our audit committee currently consists of Nance K. Dicciani, Douglas L. Maine and J. Kent Masters. Mr. Maine is the chairperson and serves as the audit committee financial expert. The board of directors has determined that all of the members of the audit committee are financially literate and meet the independence requirements mandated by the applicable NYSE listing standards, Section 10A(m)(3) of the Securities and Exchange Act of 1934 and our independence standards. Our former independent director, Cynthia Niekamp, served on the audit committee throughout 2008.

        Our audit committee is responsible for:

  •
  oversight of the quality and integrity of the Company's financial statements and financial disclosures;

  •
  oversight of the financial reporting process;

  •
  oversight of the independent auditors' retention/termination, qualification and independence;

  •
  oversight of the Company's internal audit function;

  •
  oversight of the Company's compliance with legal and regulatory requirements; and

  •
  performing any functions required to be performed by it otherwise appropriate under applicable law, rules or regulations, the Company's by-laws and the resolutions or other directives of the board of directors, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

        The audit committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. The policy requires that all services to be performed by Deloitte & Touche LLP, including audit services, audit-related services and permitted non-audit services, be pre-approved by the audit committee. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a budget. Specific services being provided by the independent accountants are regularly reviewed in accordance with the pre-approval policy and the audit committee may pre-approve particular services on a case-by-case basis. The audit committee has delegated the authority to grant pre-approvals to Mr. Maine, the audit committee chair, when the full audit committee is unable to do so. At each subsequent audit committee meeting, the audit committee reviews these pre-approvals, receives updates on the services actually provided by the independent accountants, and management may present additional services for approval. For 2008, the audit committee generally pre-approved all audit, audit-related and non-audit services performed by Deloitte & Touche LLP.

        Our audit committee is required to meet at least four times annually or more frequently as circumstances dictate. The committee met nine times in 2008.

        Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

Audit Committee Report

        The audit committee reviews Rockwood's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for expressing an opinion on those audited consolidated financial statements in conformity with accounting principles generally accepted in the United States.

        In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements contained in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 with Rockwood's management and independent registered public accounting firm. The audit committee has also discussed with the independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the audit committee reviewed and discussed with the independent registered public accounting firm the auditor's independence from Rockwood and its management, including the matters in the written disclosures and letter which were received by the audit committee from the independent registered public accountant, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence.

        Based on the reviews and discussions referred to above, the audit committee approved the audited consolidated financial statements and recommended to the board of directors that they be included in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. The audit committee has also selected Deloitte & Touche as Rockwood's independent registered public accounting firm and are presenting its selection to the stockholders for ratification.

AUDIT COMMITTEE
Douglas L. Maine, Chairperson Nance K. Dicciani J. Kent Masters

        The preceding audit committee report is provided only for the purpose of this proxy statement. This report shall not be incorporated, in whole or in part, in any other Rockwood filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Committee

        The Committee currently consists of Nance K. Dicciani, Sheldon R. Erikson and J. Kent Masters. Mr. Erikson is the chairperson. The committee is compromised solely of independent directors. In addition, directors Brian Carroll and Todd Fisher and former director Susan Schnabel served on the Committee during certain periods of 2008.

        The Committee is responsible for:

  •
  establishing and reviewing our overall compensation philosophy;

  •
  reviewing key employee compensation policies, plans and programs;

  •
  reviewing and approving the compensation of our chief executive officer and other executive officers;

  •
  reviewing and recommending to the board of directors the compensation of our directors;

  •
  reviewing and approving employment contracts and other similar arrangements between us and our chief executive officer and other executive officers;

  •
  reviewing and consulting with the chairman and chief executive officer on the selection of officers and evaluation of executive performance and other related matters;

  •
  administration of equity plans and other incentive compensation plans; and

  •
  such other matters that are specifically delegated to the Committee by the board of directors from time to time.

        The Committee is required to meet at least two times annually, or more frequently, as circumstances dictate. The Committee met six times in 2008.

        Our board of directors has adopted a written charter for the Committee which is available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

        The Committee reviews and approves our executive compensation program on an annual basis. In 2008, as in prior years, the Committee retained Mercer (US) Inc., an internationally recognized human resources consultant that also assists us in the administration of our U.S. employee benefit programs. In addition, Mercer was retained to assist the Committee in evaluating the compensation of our executive officers and certain key employees and to assess our compensation program against other companies in our industry and related industries. In connection with its review, Mercer generally evaluated the following elements of our executive compensation program:

  •
  total compensation and each of the components: base salary, annual cash incentives and long-term equity-based incentives;

  •
  total pay mix (base salary vs. annual cash incentives vs. long-term equity incentives); and

  •
  executive benefits and perquisites.

        Mercer compared these elements of compensation for our named executive officers to our peer group. Mercer also compiled and presented published survey data, which is used as a broader industry reference for compensation of nondurable manufacturing organizations. This data reflected industry information for functionally comparable positions at organizations of similar size to Rockwood and was referenced by the Committee as general information in evaluating compensation. Specifically, Mercer provided data for public companies of comparable business character and size, including companies in the chemical industry, that include Air Products & Chemicals, Inc., Albemarle Corp., Cabot Corp., Chemtura Corporation, Cytec Industries, Inc., Hercules, Inc., Lubrizol Corp., Rohm and Haas Co., RPM International, Inc., Sigma-Aldrich Corp. and Valspar Corp. In addition, Mercer compared the compensation of our named executive officers to published compensation survey data for similar executive job descriptions.

        The Committee sets the primary components of compensation for our chairman and chief executive officer based on our overall compensation philosophy and following consultation with Mercer. For compensation decisions related to our other named executive officers, our chairman and chief executive officer consults with Mercer and then makes recommendations to the Committee, who, in consultation with Mercer, ultimately determines such compensation.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussion with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

COMPENSATION COMMITTEE
Sheldon R. Erikson, Chairperson Nance K. Dicciani J. Kent Masters

Compensation Committee Interlocks and Insider Participation

        The compensation levels of our executive officers are currently determined by the Committee as described in this proxy statement. None of our executive officers currently serves or has served as a director or member of the Committee, or other committee serving an equivalent function, of any entity of which an executive officer currently serves or is expected to serve as a director or a member of the Committee.

Corporate Governance and Nominating Committee

        Our corporate governance and nominating committee currently consists of Nance K. Dicciani, Sheldon R. Erikson, and Douglas L. Maine. Dr. Dicciani is the chairperson. The committee is comprised solely of independent directors. In addition, directors Brian Carroll and Todd Fisher and former directors Cynthia Niekamp and Susan Schnabel served on the corporate governance and nominating committee during certain periods of 2008.

        The corporate governance and nominating committee is responsible for:

  •
  developing corporate governance guidelines;

  •
  developing and recommending criteria for selecting new directors;

  •
  overseeing the evaluation of the board of directors and individual board members;

  •
  reviewing and evaluating succession plans, including screening and recommending to the board of directors individuals qualified to become executive officers;

  •
  overseeing and approving the management continuity planning process; and

  •
  handling such other matters that are specifically delegated to the corporate governance and nominating committee by the board of directors from time to time.

        In nominating candidates to serve as directors, the board of directors' objective, with the assistance of the corporate governance and nominating committee, is to select individuals with skills and experience that can be of assistance to management in operating our business. In identifying prospective director candidates, the corporate governance and nominating committee may seek referrals from other members of the board of directors, management, stockholders and other sources. When evaluating the recommendations of the corporate governance and nominating committee, the board of directors should consider whether individual directors possess the following personal characteristics: integrity, accountability, informed judgment, financial literacy, mature confidence and high performance standards. The board of directors as a whole should possess all of the following core competencies, with each candidate contributing knowledge, experience and skills in at least one domain: accounting and finance, global business judgment, senior management expertise, industry knowledge, leadership and strategy/vision. For a description of the procedures for stockholders to submit proposals regarding director nominations, see "Director Candidate Recommendations by Stockholders" below.

        Our corporate governance and nominating committee is required to meet at least two times annually or more frequently as circumstances dictate. Our corporate governance and nominating committee met three times in 2008.

        Our board of directors has adopted a written charter for the corporate governance and nominating committee which is available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

Presiding Director of Non-Management Executive Sessions

        The board of directors has determined that at each executive session of non-management members of the board of directors, the non-management members in attendance will determine which member will preside at such session.

Corporate Governance Guidelines

        The board of directors has adopted Corporate Governance Guidelines which set forth the board of directors' core principles of corporate governance and are designed to promote its effective functioning and assist the board of directors in fulfilling its responsibilities. The board of directors will review and amend these guidelines from time to time as it deems necessary and appropriate. The Corporate Governance Guidelines are available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

Codes of Business Conduct and Ethics

        We are committed to conducting business in accordance with the highest ethical standards and all applicable laws, rules and regulations. We have adopted a Code of Business Conduct and Ethics that applies to our employees, executive officers and directors. In addition, we have adopted a Code of Ethics for Executive Officers and Financial Officers that applies to our executive officers and our financial officers. We intend to post amendments to or waivers from the Code of Business Conduct and Ethics and Code of Ethics for Executive Officers and Financial Officers on our website at www.rocksp.com. Both codes are available on our website at www.rocksp.com in the "Investor Relations—Codes of Conduct" section, and upon written request by our stockholders at no cost.

Director Candidate Recommendations by Stockholders

        The corporate governance and nominating committee has adopted policies and procedures for director candidate recommendations by stockholders. Acceptance of a recommendation does not imply, however, that the committee will nominate the recommended candidate.

        Each recommendation should be accompanied by certain information relating to the stockholder making such recommendation, as well as information concerning the recommended candidate, including the name, address and relevant qualifications of the recommended candidate. A stockholder who wishes to recommend a candidate for election to the board of directors should complete and submit a director recommendation form (which is attached as an exhibit to the policies and procedures for candidate recommendations by stockholders) and submit it to the corporate governance and nominating committee:

By mail:	Stockholder Director Recommendation Corporate Governance and Nominating Committee c/o: Senior Vice President, Law & Administration Rockwood Holdings, Inc. 100 Overlook Center Princeton, NJ 08540
By fax:	(609) 514-8722

        Stockholders who are recommending candidates for nomination in connection with the next annual meeting of stockholders should submit their completed director recommendation forms no later than March 1 of the year of that meeting.

        A copy of these policies and procedures is available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

Stockholder and Interested Party Communications with the Board of Directors

        The corporate governance and nominating committee has adopted procedures for stockholders and other interested parties to communicate with Rockwood's board of directors. Stockholders and other interested parties may communicate with (i) the board of directors as a whole, (ii) the independent directors as a group, (iii) when appointed, the presiding director of executive sessions of non-management directors, (iv) any other individual member of the board of directors or (v) any committee of the board of directors by submitting those communications to the appropriate person or group:

By mail:	Communication to the Board of Directors [Name of Appropriate Person or Group] c/o: Senior Vice President, Law & Administration Rockwood Holdings, Inc. 100 Overlook Center Princeton, NJ 08540
By fax:	(609) 514-8722

        All appropriate stockholder and interested party communications received by the Senior Vice President, Law & Administration, will be forwarded to the appropriate person or group. Inappropriate communications include those not related to the duties or responsibilities of the board of directors. In addition, the receipt of any accounting, internal controls or audit-related complaints or concerns will be forwarded to the audit committee.

        A copy of these procedures is available on our website at www.rocksp.com in the "Investor Relations—Corporate Governance" section, and upon written request by our stockholders at no cost.

 AUDIT AND RELATED FEES

        The following table summarizes aggregate fees billed to us by Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and 2007, with the following notes explaining the services underlying the table captions:

	2008	2007
	(millions)
Audit fees(1)	$9.0	$10.8
Audit-related fees(2)	$0.5	$0.5
Tax fees(3)	$1.2	$0.5
All other fees(4)	—	$0.2

Total	$10.7	$12.0

(1)
Includes fees for the audit of our annual consolidated financial statements, audits required by federal regulatory bodies, review of the consolidated financial statements included in our Form 10-Qs, various services in connection with other SEC filings, comfort letters and foreign subsidiary statutory audits.

(2)
Includes fees for services related to due diligence reviews of potential and consummated mergers, acquisitions and dispositions as well as advisory services in connection with Section 404 of the Sarbanes-Oxley Act.

(3)
Includes fees for services related to tax compliance, including preparation of U.S. and foreign tax returns, responses to tax authorities and assistance on tax appeals and audits, tax planning and advice, including potential and completed restructuring of existing organizations and advice related to tax structuring for mergers, acquisitions and divestitures.

(4)
Includes fees related to services provided in connection with benefit plans of acquired companies.

        For additional information, please see "Audit Committee" beginning on page 20.

EXECUTIVE OFFICERS

        In addition to Seifi Ghasemi, Rockwood's chairman and chief executive officer, whose biography is included on page 6, Rockwood also has the following executive officers who are not directors.

        Robert J. Zatta (59) has been Senior Vice President and Chief Financial Officer of Rockwood and our subsidiary, Rockwood Specialties Group, Inc., since April 2001. Prior to joining Rockwood, he spent twelve years with the Campbell Soup Company, where he held several significant financial management positions, including his final position as Vice President responsible for Corporate Development and Strategic Planning. Prior to joining Campbell Soup Company in 1990, he worked for General Foods Corporation and Thomas J. Lipton, Inc. Mr. Zatta has a B.S. in Business Administration and a M.B.A. in Finance.

        Thomas J. Riordan (59) has been Senior Vice President, Law & Administration of Rockwood and Rockwood Specialties Group, Inc. since 2000. Prior to that, he was Vice President, Law & Administration of Laporte Inc. since 1992 and joined Laporte in 1989. Mr. Riordan worked for UOP from 1975 to 1989 where he held various positions, most recently Chief Litigation Counsel. Mr. Riordan has a B.A. in Liberal Arts, an M.B.A. and a J.D. He is also admitted to the Illinois Bar, has a New Jersey Limited In-House Counsel License, is a member of the American Bar Association and has taken part in the Wharton/Laporte Business Program.

 DIRECTOR COMPENSATION

        During 2008, we compensated our directors as follows:

Position	Annual Compensation: Independent Directors	Annual Compensation: Non-Independent Non-Employee Directors
Board Member
Cash(1)	$60,000	$75,000
Equity(2)	2,000 shares of our common stock (500 shares per quarter)	N/A
Audit Committee Chairperson	$25,000	N/A
Audit Committee Member	$10,000	N/A
Compensation Committee Chairperson	$12,500	N/A
Compensation Committee Member	$ 5,000	$5,000	(3)
Corporate Governance and Nominating Committee Chairperson	$10,000	N/A
Corporate Governance and Nominating Committee Member	$ 5,000	$5,000	(3)

(1)
We also reimburse our directors for travel, education and other expenses incurred in connection with service on the board of directors.

(2)
In addition, we granted options to purchase 6,211 shares of our common stock to Nance K. Dicciani when she joined the board of directors in June 2008.

(3)
Effective as of November 16, 2007, as a result of the sale of shares of our common stock by funds affiliated with KKR, we no longer qualified as a "controlled company" under the New York Stock Exchange rules. Under the New York Stock Exchange rules, we were permitted to phase in certain corporate governance requirements, specifically, having compensation and corporate governance and nominating committees consisting of entirely of independent directors. Accordingly, during such phase-in period, certain non-independent directors were members of such committees and were compensated for such services.

        In January 2009, the Committee retained Mercer (US) Inc. ("Mercer"), an internationally recognized human resources consultant, to assist the Committee in evaluating the compensation of our independent directors against the same peer group utilized in Mercer's study of our executive compensation program, which is described below under "Executive Compensation—Compensation Discussion and Analysis." Mercer's evaluation found that most companies in our peer group provided for equity awards based upon a fixed annual value and that the recent volatility in the market price of our common stock resulted in a corresponding volatility in director compensation. Accordingly, at Mercer's recommendation, the Committee recommended to the board of directors, and the board of directors determined, that each non-employee director be granted a fixed value of $80,000 in shares (as opposed to a fixed number of shares) on an annual basis starting with the first quarter in 2009. In addition, Mercer's study showed that general market practice is to provide independent directors with a total compensation package that is split roughly equally between cash and equity. Accordingly, the Committee decided to continue the $60,000 annual cash payment for each non-employee director. The committee believes that the mix of cash-based and equity-based non-employee director compensation best serves Rockwood because it aligns the interests of our non-employee directors with stockholders and allows us to be competitive in a tight market for the services of qualified non-employee directors. In addition, the Committee, based upon a recommendation from Mercer, adopted stock ownership guidelines for our independent directors. According to those guidelines, each independent director will be required to own within five years of their election to the board of directors four times the annual cash compensation paid. Compliance with the guideline will be measured using the greater of the current value of our common stock, the value of our common stock on the date of grant or the purchase price of such common stock.

        In addition to cash compensation, in previous years, we also granted independent directors stock options when they join the board of directors, subject to our policies and procedures for option grants. Based on Mercer's study and the volatility of our common stock the Committee determined that it would no longer grant stock options to directors upon their appointment to the board of directors.

Individual Non-Employee Director Compensation for 2008

        The following table provides summary information concerning compensation paid or accrued by us to or on behalf of each of our non-employee directors, as of December 31, 2008, for services rendered to us during the last fiscal year. Our chief executive officer is not separately compensated for his service on the board of directors.

Name	Fees Earned or Paid in Cash ($)		Stock Award ($)		Option Award ($) (16)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Brian F. Carroll	$75,834	(1)	—		—		—	—	—	$75,834
Nance K. Dicciani	$40,833	(2)	$27,742	(10)	$16,754	(11)	—	—	—	$85,329
Sheldon Erikson	$72,500	(3)	$58,145	(10)	$29,167	(12)	—	—	—	$159,812
Todd A. Fisher	$78,334	(4)	—		—		—	—	—	$78,334
Perry Golkin	$63,320	(5)	—		—		—	—	—	$63,320
Douglas Maine	$89,583	(6)	$58,145	(10)	$21,693	(13)	—	—	—	$169,421
J. Kent Masters	$74,583	(7)	$58,145	(10)	$32,484	(14)	—	—	—	$165,212
Cynthia Niekamp	$80,000	(8)	$58,145	(10)	$32,586	(15)	—	—	—	$170,731
Susan Schnabel	$78,334	(9)	—		—		—	—	—	$78,334

(1)
Represents (a) $75,000 annual retainer for service on the board of directors in 2008, (b) pro-rated $5,000 annual retainer for service on the Committee during the first quarter of 2008 and (c) pro-rated $5,000 annual retainer for service on the corporate governance and nominating committee during the first quarter of 2008.

(2)
Represents (a) pro-rated $60,000 annual retainer for service on the board of directors in 2008, (b) pro-rated $10,000 annual retainer for service as a member of the audit committee ending in the second quarter of 2008, (c) pro-rated $5,000 annual retainer for service as a member of the Committee commencing in the third quarter of 2008 and (d) pro-rated $5,000 annual retainer for service as a member of the corporate governance and nominating committee commencing in the third quarter of 2008. Dr. Dicciani became a member of the board of directors on June 1, 2008.

(3)
Represents (a) $60,000 annual retainer for service on the board of directors in 2008 and (b) $12,500 annual retainer for service as chairperson of the Committee in 2008.

(4)
Represents (a) $75,000 annual retainer for service on the board of directors in 2008, (b) pro-rated $5,000 annual retainer for service on the Committee ending in the third quarter of 2008 and (c) pro-rated $5,000 annual retainer for service on the corporate governance and nominating committee ending in the first quarter of 2008.

(5)
Represents pro-rated $75,000 annual retainer for service on the board of directors ending in the fourth quarter of 2008. Mr. Golkin resigned from the board of directors on November 5, 2008.

(6)
Represents (a) $60,000 annual retainer for service on the board of directors in 2008, (b) $25,000 annual retainer for service as chairperson of the audit committee in 2008 and (c) prorated $5,000 annual retainer for service on the corporate governance and nominating committee commencing in the first quarter of 2008.

(7)
Represents (a) $60,000 annual retainer for service on the board of directors in 2008, (b) $10,000 annual retainer for service on the audit committee in 2008 and (c) prorated $5,000 annual retainer for service on the Committee commencing in the first quarter of 2008.

(8)
Represents (a) $60,000 annual retainer for service on the board of directors in 2008, (b) $10,000 annual retainer for service as a member of the audit committee in 2008 and (c) $10,000 annual retainer for service as chairperson of the corporate governance and nominating committee. Ms. Niekamp resigned from the board of directors on January 23, 2009.

(9)
Represents (a) $75,000 annual retainer for service on the board of directors in 2008, (b) pro-rated $5,000 annual retainer for service on the Committee ending in the first quarter of 2008 and (c) pro-rated $5,000 annual retainer for service on the corporate governance and nominating committee ending in the third quarter of 2008. All fees related to Ms. Schnabel's service were paid to DLJ Merchant Banking ("DLJMB"). Ms. Schnabel did not personally receive any compensation from Rockwood for service on the board of directors. Ms. Schnabel resigned from the board of directors on January 26, 2009.

(10)
Represents compensation expense recorded in our financial statements for 2008 in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123(R) (excluding estimates of forfeitures) for a quarterly grant of 500 shares of our common stock to each of our directors, with the exception of Dr. Dicciani who became a member of the board of directors on June 1, 2008 and therefore received a partial grant of 167 shares in the second quarter and no grant in the first quarter. The closing price of our common stock on the grant dates were $34.00 on March 14, 2008; $40.25 on June 13, 2008; $32.86 on September 12, 2008 and $9.18 on December 12, 2008. Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Board of Directors Stock Grant". The aggregate number of shares awarded as of December 31, 2008 was 3,000 shares of our common stock for Messrs. Erikson, Maine and Masters and Ms. Niekamp, and 1,167 shares of our common stocks for Dr. Dicciani.

(11)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock options granted to Dr. Dicciani in 2008. We granted options to purchase 6,211 shares of our common stock to Dr. Dicciani on June 13, 2008, at fair market value, which on the date of grant was $40.25 per share. These options vest in three equal installments beginning on the first anniversary of the date of grant. For Dr. Dicciani, the aggregate number of option awards outstanding as of December 31, 2008 was 6,211 shares of our common stock.

(12)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock option awards granted in 2005. We granted options to purchase 12,500 shares of our common stock to Mr. Erikson on November 10, 2005, at fair market value, which on the date of grant was $18.90 per share. These options vested in three equal installments beginning on the first anniversary of the date of grant. The aggregate number of option awards outstanding as of December 31, 2008 was 12,500 shares of our common stock.

(13)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock option awards granted in 2005. We granted options to purchase 12,500 shares of our common stock to Mr. Maine on August 1, 2005, at fair market value, which on the date of the grant was $20.00 per share. These options vested in three equal installments beginning on the first anniversary of the date of grant. The aggregate option awards outstanding as of December 31, 2008 was 12,500 shares of our common stock.

(14)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock options granted to Mr. Masters in 2007. We granted options to purchase 7,878 shares of our common stock to Mr. Masters on May 16, 2007, at fair market value, which on the date of grant was $31.73 per share. These options vest in three equal installments beginning on the first anniversary of the date of grant. For Mr. Masters, the aggregate number of option awards outstanding as of December 31, 2008 was 7,878 shares of our common stock.

(15)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock options granted to Ms. Niekamp in 2006. We granted options to purchase 10,557 shares of our common stock to Ms. Niekamp on March 15, 2006, at fair market value, which on the date of grant was $23.68 per share. Ms. Neikamp resigned on from the board of directors on January 23, 2009. Pursuant to Ms. Niekamp's option agreement, dated March 15, 2006, all outstanding options not previously exercised were forfeited upon her resignation.

(16)
Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Stock Options."

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Executive Summary

        This executive summary highlights key information from this Compensation Discussion and Analysis section. Please carefully review the more detailed disclosure below in order to gain a better understanding of our executive compensation program.

  •
  Our compensation program is designed to attract, motivate and retain highly qualified and talented professionals by providing compensation that is competitive with comparable employers and that aligns management's incentives with the interests of our stockholders.

  •
  To achieve these objectives, our senior management compensation is comprised of three main components: fixed annual cash compensation through salaries; variable annual cash compensation through bonuses tied to our financial performance; and long-term equity compensation tied both to length of employment and our financial performance.

  •
  The Committee has structured our compensation program such that a substantial portion of our named executive officers' total compensation is based upon the concept of pay for performance and thus, directly tied to our short-term and long-term financial performance.

  •
  Compensation tied to our short-term performance includes annual salaries and cash bonuses, while compensation tied to our long-term performance includes equity ownership through options which vest upon the passage of time ("time-based stock options"), options which vest upon the achievement of certain performance-based targets ("performance-based options"), restricted stock units which vest upon the passage of time ("time-based restricted stock units") and restricted stock units which vest upon the achievement of certain performance-based targets ("performance-based restricted stock units").

  •
  We believe our long-term compensation approach both aligns the interests of senior management with stockholders by tying compensation to Rockwood's performance and provides a means to retain our key senior management.

  •
  The Committee sets the compensation for our named executive officers and targets their total compensation (base salaries, variable cash bonuses and equity awards) in the range of the 75th percentile of total compensation for our peer group and related industries.

  •
  As we have done in prior years, in 2008, we retained Mercer (US) Inc., an internationally recognized human resources consultant, to assist the Committee in evaluating the compensation of our executive officers and certain key employees and to benchmark our compensation against other companies in our industry and related industries.

  •
  Our performance in 2008 resulted in annual cash bonuses to our named executive officers below their targeted amounts. In addition, our 2008 performance was a factor in determining whether performance-based awards vest under our long-term incentive programs.

  •
  For 2009, the Committee froze the salaries of our named executive officers. In addition, the Committee, with the assistance of Mercer, evaluated our equity award structure and determined that, in light of current economic conditions, it was too difficult to predict and set performance goals for a three-year period as we have done in the past. Accordingly, the Committee adopted a new equity award structure for the 2009 fiscal year. In particular, our 2009 equity compensation program implemented in December 2008 included (1) time-based stock options, (2) time-based restricted stock units and (3) performance-based restricted stock units.

  •
  As of the date hereof, all stock options granted prior to such date have exercise prices greater than the current market value of our common stock.

  General Philosophy and Objectives

        We compensate our senior management in a manner designed to be competitive with our peer group and related industries and to align management's incentives with the interests of our stockholders. The objectives of Rockwood's executive compensation program are to attract, motivate and retain highly qualified and talented professionals while supporting our vision of creating a dynamic company that delivers value and growth to its stockholders. To achieve these objectives, compensation for our senior management is allocated between short-term compensation tied to short-term performance measures and long-term compensation tied to long-term performance measures and growth.

        Short-term compensation is cash-based and includes (1) base salary and (2) an annual cash bonus, which is awarded under the Existing Short-Term Incentive Plan and tied to Rockwood's financial performance during the fiscal year. Long-term compensation is equity-based and is provided through options and restricted stock units, all of which are granted under our 2008 Amended and Restated Stock Purchase and Option Plan (the "Existing Stock Incentive Plan"), which was originally adopted in November 2000 and amended and restated in June 2003, July 2005 and November 2008. We believe that this equity-based pay for performance philosophy aligns the interests of senior management with stockholders by tying compensation to Rockwood's financial performance and provides incentives that will attract and retain highly qualified senior managers.

        We also provide our named executive officers with certain executive benefits, such as participation in a defined contribution 401(k) plan and a supplemental savings plan, and, in certain circumstances, a discretionary bonus based upon individual performance in furtherance of our long-term business plan.

  Compensation Review

        In order to ensure that our senior management's compensation is competitive within our industry, the Committee reviews and approves our executive compensation program on an annual basis. In 2008, as in prior years, the Committee retained Mercer, who also assists us in the administration of our U.S. employee benefit programs, to assist the Committee in evaluating the compensation of our executive officers and certain key employees and to assess our compensation program against other companies in our industry and related industries. In connection with its review, Mercer evaluated the following elements of our executive compensation program:

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  total compensation and each of the three components: base salary, annual cash bonuses and long-term equity incentives;

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  total pay mix (base salary vs. annual cash bonuses vs. long-term equity-based incentives); and

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  executive benefits and perquisites.

Mercer compared these components of compensation for our named executive officers to our peer group. In addition, Mercer compiled and presented published survey data, which is used as a broader industry reference for compensation of nondurable manufacturing organizations. This data reflected industry information for functionally comparable positions at organizations of similar size to Rockwood and was referenced by the Committee as general information in evaluating compensation.

        Specifically, in 2008, Mercer provided data that reflects the compensation practices for public companies of comparable business character and size, including companies in the chemical industry, to assist the Committee's review. Companies used in the chemical industry peer group include Air Products & Chemicals, Inc., Albemarle Corp., Cabot Corp., Chemtura Corporation, Cytec Industries, Inc., Hercules, Inc., Lubrizol Corp., Rohm and Haas Co., RPM International, Inc., Sigma-Aldrich Corp. and Valspar Corp. In addition, Mercer compared the compensation of our named executive officers to published compensation survey data for similar executive job descriptions.

        The Committee generally targets total compensation for our named executive officers to fall within the range of the 75th percentile of total compensation for our peer group and related industries. However, the total compensation of our chief executive officer falls above the 75th percentile. In particular, base salaries are generally targeted to fall between the 50th and 75th percentile of the market, while the other components of compensation are targeted to bring total compensation to fall in the range of the 75th percentile of the market. The Committee has determined that the ranges and mix for total compensation are appropriate for our named executive officers, in particular, our chief executive officer, because they transformed Rockwood over the last five years and are expected to continue making similar contributions to Rockwood in the future. Specifically, our named executive officers were responsible for streamlining our portfolio of businesses and achieving other strategic objectives as well as focusing on the growth of our underlying businesses.

        The Committee sets the three components of compensation for our chairman and chief executive officer based on our overall compensation philosophy and following consultation with Mercer. For compensation decisions related to our other named executive officers, our chairman and chief executive officer consults with Mercer and then makes recommendations to our Committee, which, in consultation with Mercer, ultimately determines such compensation.

  New Employment Agreements

        In 2008, our named executive officers entered into new employment agreements with Rockwood, primarily to better align these employment agreements with those of executive officers at other companies in our peer group. In particular, the new employment agreements are intended to, among other things:

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  provide Rockwood with a "claw-back" of certain bonus payments in the event of a financial restatement due to intentional misconduct of such named executive officers;

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  comply with the Section 409A of the Internal Revenue Code;

  •
  protect our named executive officers from any excise taxes imposed under Section 4999 of the Internal Revenue Code in the event of a change of control; and

  •
  modify the definition of a change of control.

Please see "Employment and Other Agreements" for additional information.

  Base Salaries

        Base salaries are set at levels designed to be competitive in the labor markets in which we compete for talented senior executives, using the median of our peer group as a reference point. The Committee annually reviews the performance of our executive officers, including our chairman and chief executive officer, based on quantitative and qualitative criteria as well as comparisons to the peer group and survey data references discussed above and establishes appropriate increases (if any) in base salaries. Our chairman and chief executive officer participates in the evaluation of our other senior management and makes recommendations to the Committee regarding changes in the base salaries of our other named executive officers. Factors considered in determining base salary (including any increases) include our financial performance; the performance of the named executive officer, such as leadership in completing strategic or other business objectives; and the survey data regarding our peers and related industries. For example, in 2008, our named executive officers, in addition to driving the performance of our business segments, were instrumental in:

  •
  forming a joint venture with Kemira Oyj to create one of the world's leading producers of specialty titanium dioxide pigments;

  •
  navigating an uncertain economy and a historic financial crisis;

  •
  completing strategic acquisitions, including the acquisitions of Nalco Holdings, Inc.'s finishing technologies business and Holliday Pigments, the leading global manufacturer of technical grade ultramarine and manganese violet pigments; and

  •
  divesting our pool and spa business.

        For 2008, 2007, and 2006, salaries earned amounted to $1,291,666, $1,250,000 and $1,250,000, respectively, or approximately 31.4%, 24.7% and 30.2%, respectively, of our chairman and chief executive officer's total compensation; $470,350, $457,500 and $445,000, respectively, or approximately 41.6%, 34.0% and 37.1%, respectively, of our senior vice president and chief financial officer's total compensation; and $409,000, $391,250 and $358,750, respectively, or approximately 38.9%, 33.3% and 34.9%, respectively, of our senior vice president, law & administration's total compensation. Effective April 2008, our chairman and chief executive officer's annual base salary is $1,300,000, our senior vice president and chief financial officer's annual base salary is $473,800 and our senior vice president, law & administration's annual base salary is $412,000. Our chairman and chief executive officer's base salary is greater than that of our other named executive officers due to a number of factors including his substantial experience in managing industrial companies; his strategic expertise in driving business growth; and his significant role and responsibility at Rockwood. For 2009, the Committee has determined that our chairman and chief executive officer, our senior vice president and chief financial officer, and our senior vice president, law & administration will not be awarded base salary increases in light of current economic conditions.

  Annual Cash Bonuses

        Annual cash bonuses are awarded under the Existing Short-Term Incentive Plan and are designed to provide our named executive officers with the opportunity to achieve cash bonus awards based on predetermined quantitative performance criteria. Our bonus payments under the Existing Short-Term Incentive Plan are typically made in the first quarter following the year of performance after our audited financial statements for such year are completed.

        The Committee sets the performance criteria based on the consolidated annual budgets at constant exchange rates that are approved by the board of directors. At the end of the performance period, the Committee evaluates our results, including the impact of acquisitions and divestitures, at budgeted exchange rates, as compared to the performance criteria. In 2007 and 2008, the performance criterion was based solely upon earnings before interest, tax, depreciation and amortization and other adjustments (Adjusted EBITDA) performance. In years prior to 2007, the performance criteria were based on both Adjusted EBITDA and net working capital as a percentage of net sales.

        Adjusted EBITDA, as more fully described in Rockwood's Form 10-K for the fiscal year ending December 31, 2008, is an important financial measure for us because our senior secured credit agreement and the indenture governing our senior subordinated notes contain financial covenants that are determined based on Adjusted EBITDA. In addition, we believe that Adjusted EBITDA is the appropriate primary financial measure to assess our operating performance because it excludes items that have been deemed by management to have little or no bearing on our day-to-day operating performance, and is therefore helpful in highlighting trends in our overall business.

        The Existing Short-Term Incentive Plan provides for a range of potential awards to participants, including our named executive officers, both above and below their target bonus based on actual results at budgeted exchange rates as compared to targeted performance. For 2008, the target bonus for our chairman and chief executive officer was 150% of base salary; the target bonus for each of our senior vice president and chief financial officer, and our senior vice president, law & administration was 100% of base salary. No bonus is awarded unless actual results for the applicable year are at least 90% of the targeted Adjusted EBITDA or exceed the prior year's actual Adjusted EBITDA, whichever is higher. If actual Adjusted EBITDA equals 110% of the targeted Adjusted EBITDA, the bonus awarded is at least twice the target bonus, and may actually exceed such amount. The bonus award is interpolated for results between 90% and 110% of the targeted Adjusted EBITDA.

        To illustrate how the Existing Short-Term Incentive Plan is implemented, the table below details the hypothetical bonus that would have been awarded to our chairman and chief executive officer for 2008 based on varying levels of achievement of the performance criteria.

Actual Adjusted EBITDA vs. Targeted Adjusted EBITDA	Percent of Targeted Bonus Amount Awarded	Amount of Bonus
Less than 90% of targeted Adjusted EBITDA, or amount less than or equal to prior year's actual Adjusted EBITDA, whichever is greater	0%	$ 0
95% of targeted Adjusted EBITDA	75%	$1,462,500
100% of targeted Adjusted EBITDA	100%	$1,950,000
110% of targeted Adjusted EBITDA or greater	200% or greater	$3,900,000 or greater

        The Committee has reviewed and approved the cash bonus awards under the Existing Short-Term Incentive Plan to our chairman and chief executive officer and our other named executive officers for 2008. The performance-based target for our named executive officers for purposes of determining cash bonuses for 2008 was Adjusted EBITDA of $674.5 million (at a constant exchange rate of €1.45 and £2.00). Our actual Adjusted EBITDA at budget exchange rates for 2008 was $634.1 million. The Committee evaluated our actual performance, including the effects of acquisitions, dispositions and other strategic initiatives, and determined that the bonus award would be based upon achieving 94.0% of our targeted Adjusted EBITDA. Because Rockwood's financial performance fell below the target level for 2008 but was within the range of awarding a bonus, the cash bonuses awarded to the named executive officers are below their target awards. Specifically, our named executive officers were each awarded 70.1% of his targeted bonus amount.

        Cash bonuses under the Existing Short-Term Incentive Plan have typically represented a larger component of total compensation for our named executive officers than those similarly situated in our peer group. The Committee believes the mix is appropriate and in line with our philosophy given that cash payments under the Existing Short-Term Incentive Plan are tied to financial performance. For 2008, 2007 and 2006, bonus awards under the Existing Short-Term Incentive Plan accounted for $1,366,138, $2,134,882 and $2,221,533, respectively, or approximately 33.2%, 42.3% and 53.5% respectively, of our chairman and chief executive officer's total compensation; $331,936, $523,758 and $533,168, respectively, or approximately 29.4%, 39.0% and 44.4%, respectively, of our senior vice president and chief financial officer's total compensation; and $288,640, $455,442 and $432,459, respectively, or approximately 27.5%, 38.7% and 42.1% respectively, of our senior vice president, law & administration's total compensation. See "Other Policies" for a summary of bonus "claw-backs" related to financial restatements.

        For 2009, the performance criteria for awards under the Existing Short-Term Incentive Plan to our named executive officers will be based on both Adjusted EBITDA and net working capital as a percentage of net sales, with Adjusted EBITDA and net working capital representing 75% and 25% respectively, of each named executive officer's target bonus. The Committee determined that in the current economic environment it was appropriate to reward management for achieving certain Adjusted EBITDA targets as well as certain decreases in working capital to aid in generating and improving cash flow. In 2009, the target bonus percentage of base salary for each of our named executive officers will be the same as 2008.

        The table below sets forth details for the 2009 annual cash bonus based on varying levels of achievement of the performance criteria:

Actual Adjusted EBITDA vs. Targeted Adjusted EBITDA	Adjusted EBITDA Percent of Targeted Bonus (75% of Target Award)
Less than 90% of targeted Adjusted EBITDA	0%
91% of targeted Adjusted EBITDA	10%
95% of targeted Adjusted EBITDA	50%
100% of targeted Adjusted EBITDA	100%
110% of targeted Adjusted EBITDA or greater	200% or greater

Actual Net Working Capital as % of Net Sales vs. Targeted Net Working Capital as % of Net Sales	Net Working Capital As % of Net Sales (25% of Target Award)
Greater than 19.0%	0%
19.0%	50%
18.7%	80%
18.5%	100%
Less than or equal to 16.8%	200%

        The bonus award is interpolated for results between 90% and 110% of the targeted Adjusted EBITDA and the net working capital. The performance-based targets for our named executive officers for 2009 are Adjusted EBITDA of $620.0 million and net working capital as a percentage of net sales of 18.5% (at a constant exchange rate of €1.45 and £ 2.00). In future years, the board of directors or the Committee may change the performance measures to reflect changes in our goals and objectives based upon economic conditions or other factors.

  Discretionary Bonuses for our Named Executive Officers

        Our board of directors may, in some cases, award discretionary cash bonuses to our named executive officers in recognition of their individual extraordinary efforts that support Rockwood's overall goals and strategy. In March 2007, the board of directors awarded each of Mr. Zatta and Mr. Riordan discretionary bonuses of $60,000 for their individual qualitative performance in 2006, considering in particular their efforts in divesting the Groupe Novasep business, the proceeds of which were used to redeem all of our outstanding senior subordinated notes due 2011. This amount represented approximately 5.0% of Mr. Zatta's total 2006 compensation and approximately 5.8% of Mr. Riordan's total 2006 compensation. Mr. Ghasemi did not receive a discretionary bonus for service related to 2006, and none of our named executive officers received a discretionary bonus for service in 2007 and 2008.

  Long-Term Equity Compensation

        Ownership of equity interests by our named executive officers is a fundamental part of our compensation philosophy and furthers the goal of aligning management's interests with the interests of stockholders. In addition, our long-term equity compensation is designed to reward sustained financial performance and provide our executive officers and key employees with an incentive to remain employed with Rockwood, which in turn, provides stability in key leadership roles. In the past, the Committee has utilized the following types of awards:

  •
  Time-Based and Performance-Based Stock Options—The stock options are designed to reward continued service and to provide rewards to our named executive officers if Rockwood's stock price appreciates, further aligning management's and stockholders' interests;

  •
  Performance-Based Restricted Stock Units—The performance-based restricted stock units are designed to primarily reward financial performance, and to a lesser extent, continued service with Rockwood; and

  •
  Time-Based Restricted Stock Units—The time-based restricted stock units are designed to primarily reward continued service with Rockwood and, to a lesser extent, financial performance if Rockwood's stock price appreciates.

Upon vesting, each stock option and restricted stock unit represents the right to receive one share of our common stock, which aligns management with stockholders' interests in stock price appreciation. In the future, the Committee may use a combination of these or other types of equity awards. As of the date of this proxy statement, all previously granted stock options have exercise prices greater than the current market value of our common stock.

  2001 and 2004 Equity Compensation Programs

        Our chairman and chief executive officer, the other named executive officers, and certain key employees own shares of our common stock that they purchased pursuant to the 2001 and 2004 management equity programs. These equity programs were created in connection with two major events in Rockwood's corporate history: (1) Rockwood's formation in connection with the November 2000 acquisition of certain assets, stock and business from Laporte plc and (2) Rockwood's July 2004 acquisition of four businesses of Dynamit Nobel from GEA Group Aktiengesellschaft (formerly known as mg technologies ag).

        The number of shares of common stock each employee was permitted to purchase pursuant to the 2001 and 2004 management equity programs was based upon a review of each participant's position and contribution or potential contribution to Rockwood.

        In addition, those persons were generally granted options under the Existing Stock Incentive Plan, equal to the product of four times the number of shares of common stock purchased under the 2001 and 2004 management equity programs. This approach allows us to award the most options to those participants that we feel provide the greatest value to Rockwood. These options typically vest as follows: 50% vest and become exercisable over the passage of time and 50% vest and become exercisable upon the achievement of certain pre-established quantitative financial performance-based targets, in each case in installments over a five-year period from the grant date. If, however, the performance-based stock options do not vest because the relevant pre-established annual targets are not met, the performance-based stock options will vest on the eighth anniversary of the grant date assuming continued employment on such date. Please see "Employment and Other Agreements" and "Outstanding Equity Awards at 2008 Fiscal Year-End" for additional information regarding the options granted to our named executive officers in 2001 and 2004.

        Our named executive officers' performance-based targets for the grants under the 2001 and 2004 equity compensation programs are based upon net equity values, which are generally calculated as Adjusted EBITDA times a multiple less net debt; performance-based targets for others are based on a particular business units' Adjusted EBITDA. The performance-based targets were set by the board of directors and may be adjusted as a result of certain extraordinary events, such as foreign exchange movements or the divestiture or acquisition of a business. These performance-based targets were set based on challenging but attainable levels. Each year's performance-based target is greater than that of the prior year. We have met the performance-based targets set for the years 2004-2007 and as a result, our named executive officers have vested in 80% of these performance-based stock options (20% per year).

  2007 and 2008 Equity Compensation Programs

        In 2007, the Committee, with the assistance of Mercer, evaluated our existing equity compensation grants and determined that we needed to institute a new equity compensation program to be competitive with other companies in our industry who may compete for the services of our named executive officers. Mercer's study found that Rockwood's total compensation fell below our peer group and below our broader industry market because awards under the 2001 and 2004 management equity programs are maturing and Rockwood lacked an ongoing annual equity award program. The Committee determined that it was important to tie a significant portion of the awards to our long-term growth to continue to align management's interests with those of stockholders. Accordingly, Rockwood instituted an annual equity award program. Like our previous equity grants, these awards depend both on continued service to Rockwood and our financial performance. The Committee determined that, for our named executive officers, the performance aspect of the award should be based upon the achievement or exceeding of both annualized Adjusted EBITDA growth, which as discussed above, is an important financial measure for the Company, and annualized earnings per share growth, which is a financial measure commonly used to assess the performance of public companies. In setting the Adjusted EBITDA and annualized earnings per share growth targets with respect to the named executive officers, the Committee considered various factors, including consensus earnings estimates; it relied principally, however, on Rockwood's publicly stated goals for these measures. Accordingly, the target levels for these awards are consistent with Rockwood's publicly stated objectives for these measures.

        In May and December 2007, we awarded time-based stock options and performance-based restricted stock units to our named executive officers and certain key employees pursuant to the 2007 and 2008 equity compensation programs, respectively. The aggregate value of each award was based on a percentage of each recipient's base salary that fell within the competitive range of the market. The aggregate target value of the awards for Mr. Ghasemi, Mr. Zatta and Mr. Riordan were set at 275%, 160% and 160% of their respective salaries for the May 2007 awards, and 250%, 140% and 140% of their respective salaries for the December 2007 award. The number of options and restricted stock units was calculated based on the fair market value of our common stock, with the value of the award split equally between options and restricted stock units. The Committee determined the split was appropriate in light of its goal to retain executives and drive financial performance. In addition, the Committee determined that the targeted range of performance should drive stockholder value and the relative cost was appropriate in light of the expected long-term benefits to stockholders. The grant in May 2007 relates to the service period and financial performance for 2007 through 2009, and the grant in December 2007 relates to the service period and financial performance for 2008 through 2010.

        Time-Based Stock Options.    The time-based stock options vest in three equal annual installments, with the exercise price equal to the closing price of our common stock on the grant date. The May 2007 awards vest in three equal installments on each December 31 of the fiscal years 2007-2009 and the December 2007 awards vest in the same manner on each December 31 of the fiscal years 2008-2010. Mr. Ghasemi was granted 124,068 and 143,513 stock options; Mr. Zatta was granted 26,564 and 28,438 options; and Mr. Riordan was granted 23,099 and 24,728 options in the May 2007 and December 2007 grants, respectively. The grant date value using a Black-Scholes option pricing model corresponds to half of the total long-term incentive compensation awarded in each of May and December 2007.

        Performance-Based Restricted Stock Units.    The number of performance-based restricted stock units awarded on the grant date represents a targeted number of shares to be received upon vesting. Vesting generally occurs on December 31 of the last fiscal year of a three-year performance period, subject to the recipient's continued employment with Rockwood and our achievement of certain annualized growth targets over such three-year period. The awards are designed such that, in the event the performance-based targets are achieved, 100% of the performance-based restricted stock units will vest, with 70% of such units vesting upon the achievement of the annualized Adjusted EBITDA growth targets set forth below and 30% of such units vesting upon the achievement of the annualized earnings per share growth targets set forth below. However, the number of shares actually awarded at the time of vesting may range from zero to double the targeted amount. The number of shares awarded could equal up to 140% of the target performance-based restricted stock units based on our exceeding the annualized Adjusted EBITDA growth targets, and the number of shares awarded could equal up to 60% of the target performance-based restricted stock units based on our exceeding the annualized earnings per share growth targets. Performance-based restricted stock units granted to participants at our business units vest in a similar manner, although the performance criteria are based solely on such businesses' achievement of annualized Adjusted EBITDA growth targets. The performance period for the May 2007 grant is the three-year period commencing in fiscal year 2007 and lasting through fiscal year 2009, and the performance period for the December 2007 grant is the three-year period commencing in fiscal year 2008 and lasting through fiscal year 2010. The performance-based targets for such awards are set forth below:

	May 2007 Award		December 2007 Award
	Annual Adjusted EBITDA Growth Target for 2007-2009	Annual Diluted Earnings Per Share Growth Target for 2007-2009	Annual Adjusted EBITDA Growth Target for 2008-2010	Annual Adjusted Earnings Per Share Growth Target for 2008-2010
Percentage of Targeted Performance-Based Restricted Stock Units Vesting	(70% of Target Performance- Based Units)	(30% of Target Performance- Based Units)	(70% of Target Performance- Based Units)	(30% of Target Performance- Based Units)
0%	Less than 4%	Less than 13.2%	Less than 4%	Less than 12.5%
50%	4%	13.2%	4%	12.5%
100%	7%	15%	7%	15%
200%	10% or higher	29.7% or higher	10% or higher	25.0% or higher

        Performance-based restricted stock units granted in May 2007 will vest, if at all, at the end of the 2009 fiscal year, while those granted in December 2007 will vest, if at all, at the end of the 2010 fiscal year. Mr. Ghasemi was granted 54,168 and 44,776 performance-based restricted stock units; Mr. Zatta was granted 11,598 and 9,612 performance-based restricted stock units; and Mr. Riordan was granted 10,085 and 8,358 performance-based restricted stock units under the May 2007 and December 2007 awards, respectively.

  2009 Equity Compensation Program

        In December 2008, the Committee, with the assistance of Mercer, evaluated our long-term incentive program in light of the financial crisis, the economic downturn and the uncertainty surrounding the severity and duration of the distressed economic conditions and determined that it was necessary to redesign our long-term incentive program. In prior years, our long-term incentive plan was based on Rockwood's financial performance over a period of three or more years. However, the Committee did not believe that a plan with performance goals of a similar duration would promote the objectives of our equity compensation program, especially in an environment with no visibility of future economic conditions. In addition, the exercise prices of the previous stock option grants, including those from 2001 and 2004, were significantly above the market prices of our common stock. Accordingly, the Committee determined that the award would continue to be a three-year award; however, the performance criteria for the long-term incentive award is based on our performance for fiscal year 2009, which most directly relates to our ability to navigate the unique global economic environment, followed by an additional two-year service vesting period in order to retain our key leadership during these turbulent times. Because the award is in part denominated in restricted stock units, the ultimate value of the award is tied to share price over the three-year incentive period. The Committee similarly determined that it would adjust the structure of the awards to include a time-based restricted stock units component, in addition to the time-based stock options and performance-based restricted stock units, for Mr. Zatta and Mr. Riordan and certain key employees. Mr. Ghasemi was not awarded time-based restricted stock units under this program.

        The aggregate value of each award was based on a percentage of each recipient's base salary that fell within a competitive range for the market. The aggregate target value of the awards for Mr. Ghasemi, Mr. Zatta and Mr. Riordan were set at 250%, 140% and 140% of their respective salaries, which is unchanged from the December 2007 grant. The number of time-based stock options and performance-based restricted stock units was calculated based on the fair market value of our common stock, with the value of the award split equally between time-based stock options and performance-based restricted stock units for Mr. Ghasemi. For Mr. Zatta and Mr. Riordan, the number of time-based stock options, time-based restricted stock units and performance-based restricted stock units was calculated based on the fair market value of our common stock, with the value of the award split between time-based stock options, time-based restricted stock units and performance-based restricted stock units at 40%, 20% and 40%, respectively, of the total award. The Committee determined the split was appropriate in light of its goal to retain executives and drive financial performance.

        Time-Based Stock Options.    The time-based stock options vest in three equal annual installments, with the exercise price equal to the closing price of our common stock on the grant date. The December 2008 awards vest in three equal installments on each December 31 of the fiscal years 2009-2011. Mr. Ghasemi was granted 335,892 stock options; Mr. Zatta was granted 54,844 stock options; and Mr. Riordan was granted 47,691 stock options. The grant date value using a Black-Scholes option pricing model corresponds to 50% of the total long-term incentive compensation awarded to Mr. Ghasemi and 40% of the total long-term incentive compensation awarded to Mr. Zatta and Mr. Riordan.

        Performance-Based Restricted Stock Units.    The number of performance-based restricted stock units awarded on the grant date represents a targeted number of shares to be received upon vesting. Vesting for performance-based restricted stock units awarded in 2008 generally occurs on December 31, 2011 based on: (1) recipient's continued employment with Rockwood; and (2) our achievement of certain financial performance measures for the fiscal year 2009. The awards are designed such that, in the event the performance-based targets are achieved, 100% of the performance-based restricted stock units will vest, with 70% of such units vesting upon the achievement of an Adjusted EBITDA target for 2009 and 30% of such units vesting upon the achievement of an earnings per share target for 2009. However, the number of shares actually awarded at the time of vesting may range from zero to double the targeted amount depending upon performance. The number of shares awarded could equal up to 140% of the target performance-based restricted stock units based on our exceeding the Adjusted EBITDA target by 120%, and the number of shares awarded could equal up to 60% of the target performance-based restricted stock units based on our exceeding the earnings per share target by 120%. In prior years, the maximum award was achieved at 110% of the target performance. The performance targets for 2009 are Adjusted EBITDA of $620.0 million and earnings per share of $1.34, both at constant exchange rates of €1.45 and £2.00. The chart below sets forth the range of performance and the corresponding percentage of the target award:

2009 Actual Adjusted EBITDA vs. 2009 Targeted Adjusted EBITDA (70% of Target Performance-Based RSUs)	% of Adjusted EBITDA RSUs Vesting	2009 Actual Adjusted EPS vs. 2009 Target Adjusted EPS (30% of Targeted Performance-Based RSUs)	% of EPS RSUs Vesting
Less than 90%	0%	Less than 90%	0%
90%	50%	90%	50%
100%	100%	100%	100%
Greater than or equal to 120%	200%	Greater than 120%	200%

Performance-based restricted stock units granted in December 2008 will vest depending upon 2009 financial performance, if at all, and recipients continued employment until the end of 2011. Mr. Ghasemi was granted a target award of 177,015 performance-based restricted stock units; Mr. Zatta was granted a target award of 28,903 performance-based restricted stock units; and Mr. Riordan was granted a target award of 25,133 performance-based restricted stock units.

        Time-Based Restricted Stock Units.    The number of time-based restricted stock units awarded on the grant date represents a number of shares to be received upon vesting, subject to continued employment with Rockwood. The time-based restricted stock units awarded in 2008 vest based upon the passage of time and generally vest on December 31, 2011. In December 2008, Mr. Zatta was granted 14,451 time-based restricted stock units, and Mr. Riordan was granted 12,566 time-based restricted stock units. Mr. Ghasemi was not granted any time-based restricted stock units.

        The Committee and board of directors believe that these equity awards strike an appropriate balance by rewarding our named executive officers both for financial performance in the current economic environment and for their continued service and dedication to our company. We believe that this approach best aligns the interests of our named executive officers with those of our stockholders, and is consistent with current trends in executive compensation as measured by our peer group and survey market data. We therefore intend to continue to make annual equity compensation grants to our named executive officers and other key employees and may further modify the structure to adapt to changing economic conditions and market practices.

  Equity Ownership of our Named Executive Officers

        In accordance with our guidelines for stock ownership by our named executive officers, Mr. Ghasemi's ownership of our common stock has a value at least equal to five times his base salary, and Messrs. Zatta and Riordan own an amount at least equal to three times their base salaries. In evaluating stock ownership under these guidelines, the Committee includes each named executive officer's shares held and vested options, but excludes items such as unvested options and unvested restricted stock units. As of the March 4, 2009 record date:

  •
  Mr. Ghasemi owned 246,541 shares of our common stock (including 68,452 shares underlying vested restricted stock units awarded pursuant to a November 2001 agreement), options to purchase 1,516,431 shares of our common stock (940,831 of which are vested) and 275,959 unvested restricted stock units;

  •
  Mr. Zatta owned 22,566 shares of our common stock, options to purchase 315,199 shares of our common stock (204,065 of which are vested) and 64,564 unvested restricted stock units; and

  •
  Mr. Riordan owned 21,338 shares of our common stock, options to purchase 335,096 shares of our common stock (242,685 of which are vested) and 56,142 unvested restricted stock units.

Our board of directors has approved all purchases of common stock by our named executive officers pursuant to the 2001 and 2004 management equity programs and the equity grants of options and restricted stock units made pursuant to the Existing Stock Incentive Plan.

        For 2008 and 2007, equity compensation accounted for approximately $748,780 and $986,049, respectively, or approximately 18.2% and 19.5%, respectively, for our chairman and chief executive officer's total compensation; $153,870 and $210,814, respectively, or approximately 13.6% and 15.7%, respectively, for our senior vice president and chief financial officer; and $133,782 and $183,313, respectively, or approximately 12.7% and 15.6%, respectively, for senior vice president, law & administration. No equity awards were granted to any named executive officers in 2006, and accordingly equity compensation does not account for any portion of 2006 compensation to named executive officers.

  Equity Grants and Procedures

        All option grants made under the Existing Stock Incentive Plan to date have been made in the form of qualified and non-qualified stock options at exercise prices equal to the fair market value of our common stock on the grant date. All options granted after completion of our initial public offering in August 2005 have been made with an exercise price equal to the closing price of our common stock on the New York Stock Exchange on the grant date.

        All grants since 2007 have been made pursuant to the Policies and Procedures of the Committee with Respect to Equity Grants, which we refer to as the Policies. Under the Policies, the Committee has established a pre-determined schedule for option and other equity grants during certain periods that correspond to "window periods" under our securities trading policy. These window periods begin at the opening of business on the second trading day on the New York Stock Exchange after the day on which we make a public news release of our quarterly earnings for the prior fiscal quarter, and close on the earlier of (1) 45 calendar days thereafter or (2) 75 calendar days after the end of the prior fiscal quarter. The date of grant will generally be the last business day of the window period. The exercise price of any stock option must equal the fair market value of our common stock on the date of grant, which is currently determined by the closing price of our common stock on the New York Stock Exchange on the grant date.

        For stock option grants to newly-hired employees, the Committee intends to authorize any such stock option grants at its next meeting following the date of such employee's hiring, and in no event shall a stock option be granted prior to the date of the new hire commencing employment with Rockwood. Stock options will not be granted to any recipient if, at the time the grant would be made, the recipient, or any member of the Committee, or any senior executive officer to whom option granting authority has been granted, is in possession of material non-public information about Rockwood.

  Executive Benefits and Perquisites

        We offer our named executive officers and other key employees selected perquisites and general health and welfare benefits. We provide these benefits as an additional incentive for our senior management and to remain competitive in the general marketplace for executive talent. With the assistance of Mercer, the Committee has determined that our perquisites and general health and welfare benefits are competitive according to the survey data when considering the other types of compensation received by our named executive officers.

  Retirement Plans

        Our named executive officers participate in our retirement plans, which include:

  •
  a defined contribution 401(k) plan, in which we match 50% of an employee's contribution up to a maximum company contribution of 3%;

  •
  a profit-sharing plan, in which we annually contribute to each employee's account a discretionary amount (which is the same for all employees participating in the plan) between 0%-4% of such employee's base salary and annual cash bonus; and

  •
  a money purchase plan, in which we currently contribute to each employee's account 3% of such employee's annual base salary and annual cash bonus, in each case subject to the Internal Revenue Service's annual compensation limit.

We also offer our senior vice president and chief financial officer and our senior vice president, law & administration participation in a supplemental savings plan in which the participants can defer up to 20% of their annual compensation (base salary and bonus) and in which we match 50% of an employee's contribution up to a maximum contribution of 3% of such employee's annual compensation.

The participant balances in the supplemental savings plan earn interest on a quarterly basis at the prime rate in effect at the beginning of each quarter. We also made monthly payments to our chairman and chief executive officer in the amount of $50,000 as a supplemental pension benefit pursuant to the terms of his employment agreement.

  Health and Welfare Benefits and Perquisites

        Our named executive officers are also entitled to participate in our health and welfare programs. For our named executive officers, in addition to the plans offered to all employees, we provide an executive medical plan which pays for expenses not covered by our standard health plans up to $10,000 per participant. The named executive officers also participate in company-wide life insurance plans, with Rockwood providing an additional insurance policy for our chairman and chief executive officer. In addition, we provide an auto allowance for our named executive officers.

        For 2008, 2007 and 2006, these perquisites and other personal benefits accounted for $706,828, $682,262 and $678,015 respectively, or approximately 17.2%, 13.5% and 16.3%, respectively, of total compensation for our chairman and chief executive officer; $173,657, $141,896 and $145,660, respectively, or approximately 15.4%, 10.6% and 12.1%, respectively, of total compensation for our senior vice president and chief financial officer; and $219,417, $123,606 and $117,951, respectively, or approximately 20.9%, 10.5% and 11.5%, respectively, of total compensation for our senior vice president, law & administration.

  Severance Payments

        We believe that it is important to provide reasonable severance benefits to senior management both to remain competitive within our industry and in acknowledgement that it may be difficult for these employees to find comparable positions in a short amount of time. Each member of our senior management team is entitled to a severance payment in the event that he is terminated by us without "cause" or if he terminates employment with Rockwood for "good reason," as defined in their respective employment agreements. For additional information, please see "Employment and Other Agreements—Severance Payments" and "Potential Payments upon Termination or Change in Control." As is the case with base salaries, Mr. Ghasemi receives a greater severance payment than our other named executive officers due to a number of factors including his substantial experience in the chemical industry; his significant roles and responsibilities; his strategic expertise in driving business growth; and, in addition, the difficulty he may have in finding a similar position in a short period of time.

  Other Policies

        In connection with the new employment agreements for our named executive officers, the Committee determined that such employment agreements should include "claw-back" provisions related to our annual cash bonus payments. If the Company is required to restate its financial statements and the board of directors in good faith determines that such restatement is due to the intentional misconduct of one or more of the senior executive officers of the Company, our named executive officers will be required to reimburse the Company, net of taxes, for the excess of the annual cash bonus paid to such executive for the year(s) of restatement over the payment such executive would have received if calculated under the restated financial results of the Company.

  Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally allows publicly traded companies to take tax deductions for particular qualifying performance-based compensation. Section 162(m) disallows a deduction to the extent particular non-performance-based compensation over $1 million paid to the chief executive officer or any of the three other most highly compensated executive officers other than the CFO. Because Rockwood became publicly traded in 2005, Rockwood believes that the Existing Short-Term Incentive Plan and Existing Stock Incentive Plan is exempt from Section 162(m) until its 2009 annual stockholders meeting under relief provided to companies that become publicly held in connection with an initial public offering. In addition, Rockwood believes that our Short-Term Incentive Plan and our Stock Incentive Plan proposed for stockholder approval at the 2009 annual stockholder meeting each satisfies the requirements for exemption under Internal Revenue Code Section 162(m) as a performance-based plan. To maintain flexibility in compensating executive officers in a manner consistent with its goals, the Committee has not adopted a policy that all compensation must be deductible. The Committee will continue to monitor this matter.

Summary Compensation Table

        The following table provides summary information concerning compensation paid or accrued by us to or on behalf of our named executive officers at December 31, 2008, for services rendered to us during the fiscal years 2008, 2007 and 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Award ($)		Option Award ($)		Non-Equity Incentive Plan Compensation ($)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(8)	All Other Compensation ($)		Total ($)
Seifi Ghasemi,	2008	$1,291,666	—	$(170,308	)(3)	$18,765	(5)	$1,366,138	—	$706,828	(9)	$4,113,412
Chairman and Chief						$900,323	(5)
Executive Officer	2007	$1,250,000	—	$531,994	(4)	$454,055	(6)	$2,134,882	—	$682,262	(9)	$5,053,193
	2006	$1,250,000	—	—		—		$2,221,533	—	$678,015	(9)	$4,149,548
Robert J. Zatta,	2008	$470,350	—	$1,817	(2)	$3,064	(5)	$331,936	$24,886	$148,771	(10)	$1,129,813
Senior Vice President				$(36,350	)(3)	$185,339	(5)
and Chief Financial	2007	$457,500	—	$113,906	(4)	$96,908	(6)	$523,758	$9,916	$141,896	(10)	$1,343,884
Officer	2006	$445,000	$60,000	—		—		$533,168	$16,789	$145,660	(10)	$1,200,617
Thomas J. Riordan,	2008	$409,000	—	$1,580	(2)	$2,664	(5)	$288,640	$63,131	$156,286	(11)	$1,050,839
Senior Vice President,				$(31,622	)(3)	$161,160	(5)
Law & Administration	2007	$391,250	—	$99,047	(4)	$84,266	(6)	$455,442	$22,344	$123,606	(11)	$1,175,955
	2006	$358,750	$60,000	—		—		$432,459	$58,141	$117,951	(11)	$1,027,301

(1)
Discretionary bonus awarded to each of Mr. Zatta and Mr. Riordan based on their individual qualitative performance in 2006, considering in particular their efforts in divesting the Groupe

  Novasep business, the proceeds of which were used to redeem all of our outstanding senior subordinated notes due in 2011.

(2)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for time-based restricted stock unit awards granted in December 2008. On December 12, 2008, we granted 14,451 and 12,566 time-based restricted stock units to Messrs. Zatta and Riordan, respectively. Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Restricted Stock." We also granted 177,015, 28,903 and 25,133 performance-based restricted stock units to Messrs. Ghasemi, Zatta and Riordan, respectively on December 12, 2008. However, in accordance with SFAS No. 123(R), we did not recognize any compensation expense in 2008 for this grant because the performance measures that would form the basis for vesting of these restricted stock units were not known as of December 31, 2008. These performance measures were not set until February 2009. Please see "Compensation Discussion and Analysis—2007 and 2008 Equity Compensation Programs—Performance-Based Restricted Stock Units," "—2009 Equity Compensation Program—Performance-Based Restricted Stock Units" and "—2009 Equity Compensation Program—Time-Based Restricted Stock Units" for additional information on these restricted stock units, including vesting requirements.

(3)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for performance-based restricted stock unit awards granted in May 2007 and December 2007. On May 16, 2007, we granted 54,168, 11,598 and 10,085 performance-based restricted stock units to Messrs. Ghasemi, Zatta and Riordan, respectively. On December 14, 2007, we granted 44,776, 9,612 and 8,358 performance-based restricted stock units to Messrs. Ghasemi, Zatta and Riordan, respectively. Please see "Compensation Discussion and Analysis—2007 and 2008 Equity Compensation Programs—Performance-Based Restricted Stock Units" for additional information on these performance-based restricted stock units, including vesting requirements. Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Restricted Stock."

(4)
Represents compensation expense recorded in our financial statements for 2007 in accordance with SFAS No. 123(R) for performance restricted stock unit awards granted in May 2007. In accordance with SFAS No. 123(R), the Company did not recognize any compensation expense in 2007 for the December 2007 grant of performance restricted stock units because the performance measures that would form the basis for vesting of these restricted stock units were not known as of December 31, 2007. These performance measures were not set until the audit of the Company's financial statements for 2007 was complete, which did not occur until February 2008.

(5)
Represents compensation expense recorded in our financial statements for 2008 in accordance with SFAS No. 123(R) (excluding estimates of forfeitures) for stock option awards granted in May and December 2007 and December 2008. On May 16, 2007, we granted options to purchase 124,068, 26,564 and 23,099 shares of our common stock to Messrs. Ghasemi, Zatta and Riordan, respectively. On December 14, 2007, we granted options to purchase 143,513, 28,438 and 24,728 shares of our common stock to Messrs. Ghasemi, Zatta and Riordan, respectively. On December 12, 2008, we granted options to purchase 335,892, 54,844 and 47,691 shares of our common stock to Messrs. Ghasemi, Zatta and Riordan, respectively. Please see "Compensation Discussion and Analysis—2007 and 2008 Equity Compensation Programs—Stock Options" and "—2009 Equity Compensation Program—Time-based Stock Options" for additional information on these options, including vesting requirements. Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Stock Options."

(6)
Represents compensation expense recorded in our financial statements for 2007 in accordance with SFAS No. 123(R) for stock option awards granted in May and December 2007.

(7)
Represents cash bonuses granted under the Existing Short-Term Incentive Plan.

(8)
Represents interest accruals calculated on a quarterly basis at the prime rate in effect at the beginning of each quarter on balances in a non-qualified supplemental savings plan.

(9)
Reflects the following:

•
$600,000, $576,000 and $576,000 for 2008, 2007 and 2006, respectively (paid in monthly payments of $50,000 for 2008 and $48,000 for 2007 and 2006), in lieu of contributions into his non-qualified supplemental pension pursuant to the terms of Mr. Ghasemi's amended employment agreement;

•
Auto allowance of $36,121, $41,531 and $19,061for 2008, 2007 and 2006, respectively;

•
Basic and executive medical premiums of $11,456, $9,033 and $9,033 for 2008, 2007 and 2006, respectively, and company-paid medical claims of $4,074, $103 and $11,206 for 2008, 2007 and 2006, respectively;

•
Company-provided life insurance with premiums of $18,636 for each of 2008, 2007 and 2006;

•
Company contributions into qualified plans of (x) $7,750, $7,750 and $7,500 into a 401(k) plan for 2008, 2007 and 2006, respectively, (y) $6,900, $6,750 and $6,600 into a money purchase plan for 2008, 2007 and 2006, respectively, and (z) $6,900, which we expect to contribute for 2008, and $6,750 and $6,600 for 2007 and 2006, respectively into a profit-sharing plan; and

•
Tax gross-up reimbursements totaling $14,991, $15,709 and $23,379 on the auto allowance and life insurance premiums for 2008, 2007 and 2006, respectively.

(10)
Reflects the following:

•
Auto allowance of $24,724, $17,284 and $17,109 for 2008, 2007 and 2006, respectively;

•
Basic and executive medical premiums of $11,456, $13,448 and $13,448 for 2008, 2007 and 2006, respectively, and company-paid medical claims of $6,648, $3,811 and $14,353 for 2008 2007 and 2006, respectively;

•
Company-provided life insurance with premiums of $2,838 for each of 2008, 2007 and 2006;

•
Company contributions into qualified plans of (x) $7,750, $7,750 and $7,500 into a 401(k) plan for 2008, 2007 and 2006, respectively, (y) $6,900, $6,750 and $6,600 into a money purchase plan for 2008, 2007 and 2006, respectively, and (z) $6,900, which we expect to contribute for 2008, and $6,750 and $6,600 for 2007 and 2006, respectively into a profit-sharing plan;

•
Company contribution of $67,919, which includes an expected contribution of $22,923 for the profit sharing plan for 2008, $73,310 and 68,634 into a non-qualified supplemental savings plan for 2008, 2007 and 2006, respectively; and

•
Tax gross-up reimbursements totaling $13,636, $9,955 and $9,778 on the auto allowance and life insurance premiums for 2008, 2007 and 2006, respectively.

(11)
Reflects the following:

•
Auto allowance of $28,306, $18,249 and 18,274 for 2008, 2007 and 2006, respectively;

•
Basic and executive medical premiums of $15,522, $13,448 and $13,448 for 2008, 2007 and 2006, respectively, and company-paid medical claims of $17,771, $24 and $2,327 for 2008, 2007 and 2006, respectively;

  •
  Company-provided life insurance with premiums of $2,838 for each of 2008, 2007 and 2006;

  •
  Company contributions into qualified plans of (x) $7,750, $7,750 and $7,500 into a 401(k) plan for 2008, 2007 and 2006, respectively, (y) $6,900, $6,750 and $6,600 into a money purchase plan for 2008, 2007 and 2006, respectively, and (z) $6,900, which we expect to contribute for 2008, and $6,750 and $6,600 for 2007 and 2006, respectively into a profit-sharing plan;

  •
  Company contribution of $56,249, which includes an expected contribution of $19,033 for the profit sharing plan for 2008, $58,284 and $52,221 into a non-qualified supplemental savings plan for 2008, 2007 and 2006, respectively; and

  •
  Tax gross-up reimbursements totaling $14,050, $9,513 and $9,343 on auto allowance and life insurance premiums for 2008, 2007 and 2006, respectively.

Grants of Plan-Based Awards in 2008

        The following table provides supplemental information relating to grants of plan-based awards to help explain information provided above in our Summary Compensation Table.

										All Other Stock Awards: Number of Shares of Stock or Units (#)
												All Other Option Awards: Number of Securities Underlying Options (#)(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards							Exercise of Base Price of Option Award (S/$)
														Grant Date Fair Value of Stock and Option Awards(4)
Name	Committee Meeting Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Seifi Ghasemi				1,950,000	3,900,000
	12/10/08	12/12/08					177,015	(2)	354,030			335,892	9.18	$2,750,931	(6)
Robert J. Zatta				473,800	947,600
	12/10/08	12/12/08					28,903	(2)	57,806			54,844	9.18	$449,170	(7)
	12/10/08	12/12/08								14,451	(5)			$132,660	(7)
Thomas J. Riordan				412,000	824,000
	12/10/08	12/12/08					25,133	(2)	50,266			47,691	9.18	$390,584	(8)
	12/10/08	12/12/08								12,566	(5)			$115,356	(8)

(1)
Represents the potential payments to our named executive officers based on a range of 2008 performance under the Existing Short-Term Incentive Plan. For additional information relating to our annual cash bonuses, please see "Compensation Discussion and Analysis—Annual Cash Bonuses."

(2)
In December 2008, Rockwood awarded 177,015, 28,903 and 25,133 performance-based restricted stock units to Messrs. Ghasemi, Zatta and Riordan, respectively. However, in accordance with SFAS No. 123(R), Rockwood did not recognize any compensation cost in 2008 for this issuance because the performance measures that will form the basis for vesting of these restricted stock units were not known as of December 31, 2008. These performance measures were not set until the Committee approved the performance-based targets for fiscal 2009, which did not occur until February 2009. For additional information relating to our performance-based restricted stock units, please see "Compensation Discussion and Analysis—2009 Equity Compensation Program—Performance-Based Restricted Stock Units" and "Change in Control."

(3)
We granted time-based stock options to our named executive officers in December 2008. For additional information relating to our 2008 stock option grant, please see "Compensation Discussion and Analysis—2009 Equity Compensation Program—Time-Based Stock Options" and "Change in Control."

(4)
Assumptions used in determining the SFAS No. 123(R) values can be found in Rockwood's Annual Report on Form 10-K for the year ended December 31, 2008 in footnote 12, "Stock-based Compensation—Restricted Stock" and "—Stock Options."

(5)
We granted time-based restricted stock units to Messrs. Zatta and Riordan in December 2008. For additional information relating to our time-based restricted stock units, please see "Compensation

  Discussion and Analysis—2009 Equity Compensation Program—Time-Based Restricted Stock Units" and "Employment and Other Agreements—Change in Control."

(6)
Represents the grant date fair value of $1,343,544 for the performance-based restricted stock unit award and $1,407,387 for the time-based stock option award computed in accordance with SFAS No. 123(R).

(7)
Represents the grant date fair value of $219,374 for the performance-based restricted stock unit award, $132,660 for the time-based restricted stock unit award and $229,796 for the stock option award computed in accordance with SFAS No. 123(R).

(8)
Represents the grant date fair value of $190,759 for the performance-based restricted stock unit award, $115,356 for the time-based restricted stock award and $199,825 for the stock option award computed in accordance with SFAS No. 123(R).

Employment and Other Agreements

  Agreements with Seifi Ghasemi

        We entered into an employment agreement, dated as of September 28, 2001, as amended as of August 9, 2004 and September 24, 2004 and as amended and restated on November 13, 2008, with Mr. Ghasemi pursuant to which he is serving as our chairman and chief executive officer. The agreement automatically renews for successive one-year periods, unless either party gives 60 days advance written notice not to renew the term of the agreement prior to any such extension date. Either party may terminate the agreement at any time; however, Mr. Ghasemi must give at least 180 days advance written notice to terminate his employment (other than in connection with his notice not to renew the terms of the employment agreement described above).

        The amended and restated agreement provides Mr. Ghasemi with an annual base salary of $1,300,000 effective August 1, 2008, and a target annual cash bonus award equal to 150% of his base salary (subject to our achievement of specified performance-based targets), both of which may be increased in the discretion of our board of directors. Pursuant to the amended and restated agreement, we will continue to make payments of $50,000 per month to Mr. Ghasemi as a supplemental pension benefit. The employment agreement also provides for a company automobile and entitles him to participate in our health, welfare and retirement programs.

        In his original employment agreement with us, Mr. Ghasemi agreed to purchase a certain number of shares of our common stock, and in connection therewith, received; (1) a grant of 68,452 time-based restricted stock units (payable in shares of our common stock) which vested in equal quarterly installments over a three-year period and (2) a grant of time-based stock options to purchase a certain number of shares of our common stock which vested over a five-year period. Except in the event of a sale of shares of our common stock by affiliates of KKR giving rise to tag-along or drag-along rights under Mr. Ghasemi's amended and restated sale participation agreement with KKR, the shares of common stock underlying vested restricted stock units are issuable upon the later of (1) the date such shares can be sold in the public market without restriction on transfer and (2) the termination of Mr. Ghasemi's employment. Pursuant to the agreement governing the restricted stock units, if a cash dividend is paid on the outstanding shares of common stock, Mr. Ghasemi will receive, at the time he becomes entitled to receive the shares of our common stock underlying the restricted stock units, an additional number of shares of our common stock equal to the quotient of (a) the product of the amount of the dividend paid with respect to one share of our common stock multiplied by the number of vested restricted stock units then held by Mr. Ghasemi (plus any number of shares of our common stock previously calculated in respect of any other cash dividend) divided by (b) the fair market value per share of our common stock at the time the dividend is paid. The number of shares of our common stock issuable is subject to adjustment in the event of a stock dividend, split, combination, recapitalization, change of control or other similar event.

        On September 24, 2004, Mr. Ghasemi agreed pursuant to the amended and restated management stockholder's agreement to purchase an additional number of shares of our common stock, and in connection therewith, was granted time-based and performance-based stock options to purchase an additional number of shares of our common stock. The time-based stock options vest over a five-year period ending September 24, 2009 as to 40% of the shares of our common stock underlying the options. The performance-based stock options vest, as to the remaining 60%, over a five-year period ending December 31, 2008 to the extent certain performance-based targets are achieved, or on the eighth anniversary of the grant date (September 24, 2012) if such options have not otherwise vested by that time. At the same time, Mr. Ghasemi was granted time-based stock options to purchase a specified number of shares of our common stock, which vested over a period ending January 1, 2008. Please see "Outstanding Equity Awards at 2008 Fiscal Year-End" for a description of outstanding equity awards made to Mr. Ghasemi and "Change in Control" for a description of the vesting of such awards in the event of a change in control of Rockwood.

        In addition, under his amended and restated employment agreement, Mr. Ghasemi is entitled to a gross-up payment equal to any excise tax imposed by Section 4999 of the Internal Revenue Code on any benefit or payment due to him in the event of a change in control. Such payment is structured to comply with the provisions of Section 409A of the Internal Revenue Code. His amended and restated employment agreement also obligates Rockwood to indemnify Mr. Ghasemi to the fullest extent permitted by law or the by-laws of Rockwood during the employment term and after the employment term while potential liability exists.

        Under the terms of Mr. Ghasemi's amended and restated employment agreement, in the event that Rockwood is required to restate its financial statements due to the intentional misconduct of any of the senior executive officers of Rockwood (as determined in good faith by the Board), Mr. Ghasemi will be required to reimburse Rockwood the amount by which his annual bonus calculated under the misstated financial statements exceeds the annual bonus he would have received under the restated financial statements. See "Compensation Discussions and Analysis-Other Policies" for a summary of the "claw-back" provisions related to our annual cash bonuses.

        Mr. Ghasemi's employment agreement also provides that if his employment is terminated under certain conditions he will be entitled to receive severance payments and benefits as described below under "Potential Payments Upon Termination or Change in Control-Severance Payments." Mr. Ghasemi's employment agreement also contains certain restrictive covenants relating to confidentiality, non-competition and non-solicitation.

  Agreements with Robert Zatta

        We originally entered into an employment agreement with Mr. Zatta, dated as of March 21, 2001, as amended as of October 19, 2004. Such agreement provided for an annual base salary of $340,000, subject to potential increase on an annual basis, a signing bonus of $220,000, and a company automobile, and entitled him to participate in our health, welfare, retirement and bonus programs.

        On November 13, 2008, we entered into a new employment agreement with Mr. Zatta, pursuant to which he is serving as our senior vice president and chief financial officer. The following summarizes the compensation arrangements in Mr. Zatta's agreement:

  •
  base annual salary of $473,800 which shall be reviewed at least annually for potential increase;

  •
  target annual bonus award of 100% of base salary based upon certain performance goals established by the board of directors or the Committee and subject to further increase based upon such performance;

  •
  eligibility for participation in long-term incentive plans;

  •
  participation in Rockwood's employee benefit plans;

  •
  four weeks vacation annually; and

  •
  use of a Rockwood automobile and reimbursement of related expenses.

        Under the terms of Mr. Zatta's new employment agreement, in the event Rockwood is required to restate its financial statements due to the intentional misconduct of any of the senior executive officers of Rockwood (as determined in good faith by the Board), Mr. Zatta will be required to reimburse Rockwood the amount by which his annual bonus calculated under the misstated financial statements exceeds the annual bonus he would have received under the restated financial statements. See "Compensation Discussions and Analysis—Other Policies" for a summary of the "claw-back" provisions related to our annual cash bonuses.

        Mr. Zatta's employment constitutes "at will" employment and may be terminated at any time for any reason. Mr. Zatta will be entitled to receive severance payments and benefits resulting from his termination under certain conditions as described below under "Severance Payments." In addition, Mr. Zatta is entitled to a gross-up payment equal to any excise tax imposed by Section 4999 of the Internal Revenue Code on any benefit or payment due to him in the event of a change of control. Such payment is structured to comply with the provisions of Section 409A of the Internal Revenue Code. The agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

        Under his original employment agreement, Mr. Zatta was entitled to purchase shares of our common stock in accordance with the terms and conditions of the management stockholder's agreement Mr. Zatta entered into in 2001, which he did. In connection with that purchase, he was granted time-based/performance-based stock options to purchase an additional number of shares of our common stock. In October 2004, Mr. Zatta was granted the right to purchase an additional number of shares of our common stock, which he did. In connection with that additional purchase, he was granted time-based/performance-based stock options and performance-based stock options to purchase an additional number of shares of our common stock in accordance with the terms and conditions of the amended and restated management stockholder's agreement. Please see "Outstanding Equity Awards at 2008 Fiscal Year-End" for a description of outstanding equity awards made to Mr. Zatta and "Potential Payments Upon Termination or Change in Control" below for a description of the vesting of such awards in the event of a change in control of Rockwood.

  Agreements with Thomas Riordan

        Our predecessor originally entered into an employment agreement with Mr. Riordan, dated October 13, 1994. The employment agreement provided for base monthly salary, subject to potential increase on an annual basis, a company automobile, and entitled him to participate in their health, welfare, retirement and bonus programs.

        On November 13, 2008, we entered into a new employment agreement with Mr. Riordan pursuant to which he is serving as our senior vice president, law & administration. Other than Mr. Riordan's base annual salary of $412,000, the material terms under the new employment agreement are identical to those in the employment agreement with Mr. Zatta that are summarized above.

        Under the management stockholder's agreement Mr. Riordan entered into in 2001, he purchased shares of our common stock. In connection with that purchase, he was granted time-based/performance-based stock options to purchase an additional number of shares of our common stock. In October 2004, Mr. Riordan was granted the right to purchase an additional number of shares of our common stock, which he did. In connection with that additional purchase, he was granted time-based/performance-based stock options and performance-based stock options to purchase an additional number of shares of our common stock in accordance with the terms and conditions of the amended and restated management stockholder's agreement. Please see "Outstanding Equity Awards at 2008 Fiscal Year-End" for a description of outstanding equity awards made to Mr. Riordan and "Potential Payments Upon Termination or Change in Control" below for a description of the vesting of such awards in the event of a change in control of Rockwood.

Outstanding Equity Awards at 2008 Fiscal Year-End

        The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options ($) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexersisable		Equity Incentive Plan Award Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(13)		Equity Incentive Plan Awards Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)(13)
Seifi Ghasemi	403,861	(1)					14.61	11/01/2011	—		—		—		—
	160,175	(2)	41,071	(2)			14.61	9/24/2014
	246,425	(3)			61,605	(3)	14.61	9/24/2014
	1,711	(4)					14.61	9/24/2014
	80,822	(9)	41,356	(9)			31.73	5/16/2014
													54,168	(10)	585,014
	47,837	(11)	95,676	(11)			32.39	12/14/2014
													44,776	(12)	483,580
			335,892	(14)			9.18	12/12/2015
													177,015	(15)	1,911,762
Robert J. Zatta	62,975	(1)					14.61	9/15/2011	—		—		—		—
	50,380	(5)			12,595	(5)	14.61	9/15/2011
	19,166	(6)	4,792	(6)			14.61	10/15/2014
	44,355	(7)			11,090	(7)	14.61	10/15/2014
	17,710	(9)	8,854	(9)			31.73	5/16/2014
													11,598	(10)	125,258
	9,479	(11)	18,959	(11)			32.39	12/14/2014
													9,612	(12)	103,810
			54,844	(14)			9.18	12/12/2015
													28,903	(15)	312,152
									14,451	(16)	$156,070	(13)
Thomas J. Riordan	68,451	(1)					14.61	2/2/2011	—		—		—		—
	54,761	(8)			13,690	(8)	14.61	2/2/2011
	27,380	(6)	6,845	(6)			14.61	10/15/2014
	54,761	(7)			13,690	(7)	14.61	10/15/2014
	15,400	(9)	7,699	(9)			31.73	5/16/2014
													10,085	(10)	108,918
	8,242	(11)	16,486	(11)			32.39	12/14/2014
													8,358	(12)	90,266
			47,691	(14)			9.18	12/12/2015
													25,133	(15)	271,436
									12,566	(16)	$135,713	(13)

(1)
These time-based stock options were granted to (a) Mr. Ghasemi on November 1, 2001, (b) Mr. Zatta on September 15, 2001, and (c) Mr. Riordan on February 2, 2001 and vested and became exercisable by the holder as follows: 10% in year one, 10% in year two, 25% in year three, 25% in year four and 30% in year five. These stock options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date. With respect to Mr. Ghasemi, the number of time-based stock options granted on November 1, 2001 was 410,706; the number in the above table reflects the number that remain following Mr. Ghasemi's exercise of 6,845 stock options on July 16, 2008.

(2)
These time-based stock options were granted to Mr. Ghasemi on September 24, 2004 and vest and become exercisable by the holder in installments of 20% on each of the first five anniversaries of the grant date. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date. These time-based stock options were part of the September 24, 2004 grant of 205,353 stock options and reflect the number that remain following Mr. Ghasemi's exercise of 4,107 stock options on July 16, 2008.

(3)
These performance-based stock options were granted to Mr. Ghasemi on September 24, 2004 and become exercisable as to 20% of the total performance-based stock options on December 31 of each year beginning with 2004 to the extent that we achieve specified performance-based targets. In the event that performance-based targets are not achieved in any given fiscal year but the targets are achieved in a subsequent year, the performance-based stock option will become exercisable as to the previously unexercisable percentage of the performance-based stock options from the missed years, as well as with respect to the percentage of the performance-based stock options in respect of the fiscal year in which the performance-based targets are achieved. Regardless of whether the specified performance-based targets are met, the performance-based stock options will vest and become exercisable as to 100% of the options granted on the eighth anniversary of the grant date, which is September 24, 2012. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(4)
These time-based stock options were granted to Mr. Ghasemi on September 24, 2004 and vested and became exercisable by the holder in installments of 20% each on January 1 of each year beginning on January 1, 2004. The vested options shown for this grant include those options which vested on January 1, 2008. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date. These time-based stock options were part of the September 24, 2004 grant of 8,556 stock options and reflect the number that remain following Mr. Ghasemi's exercise of 6,845 stock options on July 16, 2008.

(5)
These performance-based stock options were granted to Mr. Zatta on September 15, 2001 and become exercisable as to 20% of the total performance-based stock options on December 31 of each year beginning with 2004 to the extent that we achieve specified performance-based targets. In the event that performance-based targets are not achieved in any given fiscal year but the targets are achieved in a subsequent year, the performance-based stock option will become exercisable as to the previously unexercisable percentage of the performance-based stock options from the missed years, as well as with respect to the percentage of the performance-based stock options in respect of the fiscal year in which the performance-based targets are achieved. Rockwood amended the original performance-based targets in October 2004 in connection with the July 2004 acquisition of the Dynamit Nobel businesses. Prior to this time, no portion of these performance-based stock options had vested. Therefore, although the performance-based stock options were granted in September 2001, they did not begin to vest until December 31, 2004. Regardless of whether the specified performance-based targets are met, the performance-based stock options will vest and become exercisable as to 100% of the options granted on the eighth anniversary of the grant date, which is September 15, 2009. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(6)
These time-based stock options were granted to Messrs. Zatta and Riordan on October 15, 2004 and vest and become exercisable by the holder in installments of 20% on each of the first five anniversaries of the grant date. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(7)
These performance-based stock options were granted to Messrs. Zatta and Riordan on October 15, 2004 and become exercisable as to 20% of the total performance-based stock options on December 31 of each year beginning with 2004 to the extent that we achieve specified performance-based targets. In the event that performance-based targets are not achieved in any given fiscal year but the targets are achieved in a subsequent year, the performance-based stock options will become exercisable as to the previously unexercisable percentage of the performance-based stock options from the missed years, as well as with respect to the percentage of the performance-based stock options in respect of the fiscal year in which the performance-based targets are achieved. Regardless of whether the specified performance-based targets are met, the performance-based stock options will vest and become exercisable as to 100% of the options granted on the eighth anniversary of the grant date, which is October 15, 2012. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(8)
These performance-based stock options were granted to Mr. Riordan on February 2, 2001 and become exercisable as to 20% of the total performance-based stock options on December 31 of each year beginning with 2004 to the extent that we achieve specified performance-based targets. In the event that performance-based targets are not achieved in any given fiscal year but the targets are achieved in a subsequent year, the performance-based stock options will become exercisable as to the previously unexercisable percentage of the performance-based stock options from the missed years, as well as with respect to the percentage of the performance-based stock options in respect of the fiscal year in which the performance-based targets are achieved. Rockwood amended the original performance-based targets in October 2004 in connection with the July 2004 acquisition of the Dynamit Nobel businesses. Prior to this time, no portion of these performance-based stock options had vested. Therefore, although the performance-based stock options were granted in February 2001, they did not begin to vest until December 31, 2004. Regardless of whether the specified performance-based targets are met, the performance-based stock options will vest and become exercisable as to 100% of the options granted on the eighth anniversary of the grant date, which was February 2, 2009. These options expire on the tenth anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(9)
These time-based stock options were granted to Messrs. Ghasemi, Zatta and Riordan on May 16, 2007 and vest and become exercisable by the holder in three equal installments beginning on December 31, 2007 and ending on December 31, 2009. These options expire on the seventh anniversary of their grant date if not otherwise forfeited or terminated prior to such date. With respect to Mr. Ghasemi, the number of time-based stock options granted on May 16, 2007 was 124,068; the number in the above table reflects the number that remain following Mr. Ghasemi's exercise of 1,890 stock options on July 16, 2008.

(10)
These performance-based restricted stock units were granted to Messrs. Ghasemi, Zatta and Riordan on May 16, 2007 and each represents the right to receive one share of our common stock. The number of performance-based restricted stock units granted may be increased upon the achievement of certain performance measures up to a maximum of two times the grant, or decreased to zero shares based on the failure to achieve such performance measures. These performance-based restricted stock units represent a targeted number of shares and vest on December 31, 2009, subject to the holder's continued employment with us, as follows: (a) up to 140% of the stock units vest if and to the extent we achieve certain annualized consolidated Adjusted EBITDA growth targets over a three-year period ending December 31, 2009, and (b) up to 60% of the stock units vest if and to the extent we achieve certain annualized earnings per share growth targets over a three-year period ending December 31, 2009. Although our actual performance thus far is generally below targeted performance, the amount shown represents the award based upon the achievement of the targeted performance.

(11)
These time-based stock options were granted to Messrs. Ghasemi, Zatta and Riordan on December 14, 2007 and vest and become exercisable by the holder in three equal installments beginning on December 31, 2008 and ending on December 31, 2010. These options expire on the seventh anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(12)
These performance-based restricted stock units were granted to Messrs. Ghasemi, Zatta and Riordan on December 14, 2007 and each represents the right to receive one share of our common stock. The number of performance-based restricted stock units granted may be increased upon the achievement of certain performance measures up to a maximum of two times the grant, or decreased to zero restricted stock units based on the failure to achieve such performance measures. These performance-based restricted stock units represent a targeted number of shares and vest on December 31, 2010, subject to the holder's continued employment with us, as follows: (a) up to 140% of the stock units vest if and to the extent we achieve certain annualized consolidated Adjusted EBITDA growth targets over a three-year period ending December 31,

  2010, and (b) up to 60% of the stock units vest if and to the extent we achieve certain annualized earnings per share growth targets over a three-year period ending December 31, 2010. The amount shown represents the award based upon the achievement of the targeted performance. Although our actual performance thus far is generally below targeted performance, the amount shown represents the award based upon the achievement of the targeted performance.

(13)
Based on the closing price of our common stock on the New York Stock Exchange on December 31, 2008 of $10.80 per share.

(14)
These time-based stock options were granted to Messrs. Ghasemi, Zatta and Riordan on December 12, 2008 and vest and become exercisable by the holder in three equal installments beginning on December 31, 2009 and ending on December 31, 2011. These options expire on the seventh anniversary of their grant date if not otherwise forfeited or terminated prior to such date.

(15)
These performance-based restricted stock units were granted on December 12, 2008 and each represents the right to receive one share of our common stock. The number of performance-based restricted stock units granted may be increased upon the achievement of certain performance measures up to a maximum of two times the grant, or decreased to zero restricted stock units based on the failure to achieve such performance measures. These performance-based restricted stock units represent a targeted number of shares and vest on December 31, 2011 subject to the holder's continued employment with us, as follows: (a) up to 140% of the stock units vest if and to the extent we achieve a certain consolidated Adjusted EBITDA target for fiscal year 2009, and (b) up to 60% of the stock units vest if and to the extent we achieve certain earnings per share target for fiscal year 2009. The amount shown represents the award based upon the achievement of the targeted performance.

(16)
These time-based restricted stock units were granted to Messrs. Zatta and Riordan on December 12, 2008 and vest on December 31, 2011 if not otherwise forfeited or terminated prior to such date.

Option Exercises and Stock Vested in 2008

        The following table provides information concerning each stock option exercise and each unit of restricted stock that vested during the last completed fiscal year for our named executive officers:

	Option Awards				Stock Awards
Name (a)	Number of Shares Acquired on Exercise #(b)		Value Realized on Exercise $(c)		Number of Shares Acquired on Vesting(d)	Value Realized on Vesting($) (e)
Seifi Ghasemi	19,687	(1)	$395,835	(1)	—	—

(1)
Represents the exercise of 17,797 stock options at an exercise price of $14.61 and hold of 17,797 shares of our common stock, and the exercise of 1,890 stock options at an exercise price of $31.73 and hold of 1,890 shares of our common stock, based upon the closing price on the date of exercise in each case of $36.36.

 Non-Qualified Deferred Compensation for 2008

        The following table provides information regarding contributions, earnings, withdrawals and distributions and balances for our named executive officers under our non-qualified deferred compensation plan during the fiscal year ended December 31, 2008.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distribution ($)	Aggregate Balance Last FYE ($)
Seifi Ghasemi	—	—	—	—	—
Robert J. Zatta	$39,146	$67,919	$24,886	$0	$545,056
Thomas J. Riordan	$65,944	$56,249	$63,131	$0	$1,189,681

(1)
Contributions of non-qualified deferred compensation in 2008 by Mr. Zatta and Mr. Riordan consisted of contributions to a supplemental savings plan. All of these amounts were reported in the "Salary" column of the Summary Compensation Table. See "Compensation Discussion and Analysis—Executive Benefits and Perquisites—Retirement Plans" for a description of the non-qualified deferred compensation plan.

(2)
These amounts include Rockwood's contributions into the supplemental savings plan that would otherwise have been made to qualified plans if not for the Internal Revenue Service's annual compensation limits for such plans. For Mr. Zatta, this amount is $45,846; and for Mr. Riordan, this amount is $38,066. The amount in this column also includes matching contributions by Rockwood for each of Mr. Zatta and Mr. Riordan under the supplemental savings plan in the amounts of $22,074 and $18,183, respectively. All of these amounts were reported in the "All Other Compensation" column of the Summary Compensation Table.

(3)
Represent interest accruals calculated on a quarterly basis at the prime rate in effect at the beginning of each quarter on cash balances.

Potential Payments upon Termination or Change in Control

  Severance Payments

        Each of our named executive officers is entitled to a severance payment in the event that he is terminated, including a termination within a certain period of a change in control. However, under the terms of the employment agreements with such officers, the amounts payable to such named executive officers are not enhanced solely in the event of a change in control.

  Change in Control Under Employment Agreements

        Our named executives officers' new employment agreements generally define a change in control of the Company as (1) the date at which any person or entity other than the Company or its employee benefit plans becomes the beneficial owner of 30% or more of the combined voting power of its outstanding securities other than through a purchase of such securities directly from the Company through a private placement, (2) the date at which the members of the Company's Board of Directors at signing (the "Incumbent Board") no longer represent a majority of the board; provided that a member approved by a majority of the Incumbent Board will be counted as a member of the Incumbent Board, (3) a merger or consolidation of the Company with or into another entity, unless immediately following such transaction, 70% or more of the voting securities of the surviving entity are beneficially owned by beneficial owners of the Company prior to such transaction or (4) all or substantially all of the assets of the Company are sold or transferred and the (x) Incumbent Board does not directly control the buyer or transferee and (y) financial results of the Company and such buyer or transferee are not consolidated for financial reporting purposes.

  Chairman and Chief Executive Officer

        Under the terms of Mr. Ghasemi's employment agreement, the Company may terminate Mr. Ghasemi's employment at any time. Unless otherwise terminated, his employment agreement terminates automatically on the August 1st following Mr. Ghasemi's attainment of age 75, which is August 1, 2020. The summary below sets forth the other termination provisions in his agreement:

  For Cause or By Mr. Ghasemi without Good Reason

        If Mr. Ghasemi's employment is terminated for cause or by him without good reason, Mr. Ghasemi will be entitled to receive the following accrued rights (the "Accrued Rights"):

  •
  accrued but unpaid base salary;

  •
  accrued but unpaid supplemental pension benefit;

  •
  earned but unpaid annual bonus from prior year;

  •
  accrued but unpaid vacation;

  •
  reimbursement for proper business expenses; and

  •
  employee benefits to which he is entitled.

  Without Cause or By Mr. Ghasemi With Good Reason or Following a Change in Control

        If Mr. Ghasemi's employment is terminated without cause by Rockwood or by him with good reason, including a termination within two years of a change in control (as defined above) of Rockwood, Mr. Ghasemi will be entitled to receive the following:

  •
  the Accrued Rights;

  •
  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

  •
  an amount equal to two times the sum of (x) his annual salary and (y) the average of his annual bonuses for the two full fiscal years prior to such termination, payable in 24 equal monthly installments (or as a lump sum in the case of a termination following a change in control); and

  •
  12 monthly supplemental pension benefit payments of $50,000 following termination (or as a lump sum in the case of a termination following a change in control).

  Death or Disability

        If Mr. Ghasemi's employment is terminated due to disability or death, he or his estate will be entitled to receive the following:

  •
  the Accrued Rights;

  •
  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs; and

  •
  in the event of disability, (a) 6 months of salary continuation and welfare benefits and (b) if eligible, long-term disability benefits.

        Based on a hypothetical termination date of December 31, 2008, the severance benefits for Mr. Ghasemi, if he were terminated under certain conditions as set forth below, and, as such terms are defined in Mr. Ghasemi's agreement, would have been any accrued and unpaid compensation and supplemental pension benefit as of such date plus:

Base Salary	$2,600,000	(1)
Average Bonus	$3,501,019	(2)
2008 Cash Bonus	$1,366,138	(3)
Supplemental Benefit Contributions	$600,000	(4)
Equity Awards(5)	$3,252,430
Total	$11,319,586

(1)
Represents an amount equal to two times Mr. Ghasemi's 2008 base salary of $1,300,000 based upon a termination by the Company without cause or by Mr. Ghasemi for good reason.

(2)
Represents an amount equal to two times the average of the bonuses awarded to Mr. Ghasemi for 2008 and 2007, which were $1,366,138 and $2,134,882, respectively based upon a termination by the Company without cause or by Mr. Ghasemi for good reason.

(3)
Represents the pro rata portion of the cash bonus payable based upon (i) 2008 financial performance under the Short-Term Incentive Plan and (ii) a termination by the Company without cause or by Mr. Ghasemi for good reason.

(4)
Represents twelve monthly supplemental pension benefit contributions of $50,000 each based upon a termination by the Company without cause or by Mr. Ghasemi for good reason.

(5)
Represents the total value of equity awards vesting based upon a change in control and termination without cause by the Company or by Mr. Ghasemi for good reason within two years of such change of control. Please see "Change in Control Related to Equity Awards—Change in Control and Termination" for further details related to equity awards. If Mr. Ghasemi was terminated without cause or he resigned for good reason the total value of equity awards would be $517,992. See below "Termination without Cause" for further details related to equity awards.

  Other Named Executive Officers

        Under the terms of the employment agreements with Messrs. Zatta and Riordan (each, a "Senior Executive"), the Company may terminate the employment of such Senior Executive at any time. Unless otherwise terminated, the respective employment agreements for Messrs. Zatta and Riordan terminate automatically on the August 1st following each of their attainment of age 70, which is August 1, 2019 and August 1, 2020, respectively. The summary below sets forth the other termination provisions in the employment agreements for Messrs. Zatta and Riordan:

  For Cause or By Senior Executive without Good Reason

        If the Senior Executive's employment is terminated by Rockwood for cause or by him without good reason, he will be entitled to receive the following:

  •
  accrued but unpaid base salary; and

  •
  earned but unpaid annual bonus from prior year.

  Without Cause or By Senior Executive With Good Reason prior to a Change in Control

        If prior to a change in control the Senior Executive's employment is terminated by Rockwood without cause or by him with good reason, he will be entitled to receive the following:

  •
  accrued but unpaid base salary;

  •
  earned but yet unpaid prior year annual bonus;

  •
  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

  •
  healthcare benefits under COBRA for 12 months or until his COBRA eligibility ceases;

  •
  a cash payment of $50,000 in lieu of other benefits such person was entitled to while employed with the Company;

  •
  continued use of Rockwood automobile for 12 months as well as a tax gross-up payment on such amount;

  •
  an amount equal to Rockwood's matching and non-elective contributions to its qualified and non-qualified plans based on his most recent deferral elections and salary, respectively, at the end of the 12th month following such termination; and

  •
  monthly payments over the Severance Period (as defined therein but not to exceed 24 months) equal to the sum of (x) his monthly base salary and (y) 1/12th of his average annual bonus over the last two full fiscal years.

  Without Cause or By Senior Executive With Good Reason Following a Change in Control

        If following a change in control (as defined below) the Senior Executive's employment is terminated by Rockwood without cause or by him with good reason, he will be entitled to receive the following:

  •
  accrued but unpaid base salary;

  •
  earned but unpaid prior year annual bonus;

  •
  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs;

  •
  a lump sum payment equal to the number of months in the Severance Period multiplied by the sum of (x) his monthly base salary at termination and (y) 1/12th of his average annual bonus over the last two full fiscal years;

  •
  healthcare benefits under COBRA for 12 months or until his COBRA eligibility ceases;

  •
  a cash payment of $50,000 in lieu of other benefits such person was entitled to while employed with the Company;

  •
  continued use of a Rockwood automobile for 12 months as well as a tax-gross up payment related to such amount;

  •
  an amount equal to Rockwood's matching and non-elective contributions to its qualified and non-qualified plans based on his most recent deferral elections and salary, respectively, at the end of the 12th month following such termination;

  •
  a tax gross-up payment related to any amounts paid to such named executive officer subject to Section 4999 of the IRC; and

  •
  outplacement support for up to 12 months after termination.

  Death or Disability

        If the Senior Executive's employment is terminated due to disability or death, he or his estate will be entitled to receive the following:

  •
  accrued but yet unpaid base salary;

  •
  earned but yet unpaid prior year annual bonus; and

  •
  a lump sum pro rata portion of any annual bonus for the fiscal year in which the termination occurs.

        Based on a hypothetical termination date of December 31, 2008, the severance benefits for Mr. Zatta and Mr. Riordan, if either was terminated under certain conditions as set forth below, and, as such terms are defined in the Senior Executive's employment agreement, would have been as follows:

	Mr. Zatta		Mr. Riordan
Lump Sum Payment	$50,000		$50,000
Company Car(1)	$36,955		$41,075
Severance Payment	$1,540,347	(2)	$1,568,116	(3)
Retirement Payment(4)	$89,470		$77,800
Health Care Coverage(5)	$14,597		$20,140
2008 Cash Bonus(6)	$331,936		$288,640
Equity Awards(7)	$741,715		$644,964
Total(8)	$2,805,020		$2,690,735

(1)
Represents the auto allowance and tax gross-up reimbursement on such auto allowance for a 12 month period based upon a termination by the Company without cause or by the executive officer for good reason.

(2)
Based on 2008 salary and seven full years of service to Rockwood assuming a termination by the Company without cause or by such executive officer for good reason.

(3)
Based on 2008 salary and twenty full years of service to Rockwood or its predecessor assuming a termination by the Company without cause or by such executive officer for good reason. Mr. Riordan is awarded credit for his employment with Laporte plc, from which certain specialty chemicals business lines were acquired in November 2000 to form Rockwood.

(4)
Represents the amount of Company contributions to qualified and non-qualified plans based upon 2008 deferral elections and salary and assuming a termination by the Company without cause or by the executive officer for good reason.

(5)
Assumes continuation of health care coverage for one year from the effective date of termination and a termination by the Company without cause or by the executive officer for good reason.

(6)
Represents the pro rata portion of the cash bonus payable based upon 2008 financial performance under the Short-Term Incentive Plan and assumes termination by the Company without cause or by the executive officer for good reason.

(7)
Represents the total value of equity awards vesting based upon a change in control and termination by the Company without cause or by the executive officer for good reason within two years of such change of control. See below "Change in Control Related to Equity Awards—Change in Control and Termination" for further details related to equity awards. If such named executive officers were terminated without cause or by the executive officer for good reason, the total value of equity awards for Mr. Zatta and Mr. Riordan would be $112,720 and $98,009, respectively. See below "Termination without Cause" for further details related to equity awards.

(8)
In addition, Messrs. Zatta and Riordan are entitled to outplacement support for up to 12 months from their termination by the Company without cause or by the executive officer for good reason within two years following a change of control.

  General

        The employment agreements for Messrs. Ghasemi, Zatta and Riordan include in their respective definitions of "cause" an employee's willful and continued failure or refusal to perform his duties. Mr. Zatta's and Mr. Riordan's employment agreements also include any act of fraud, embezzlement or theft on their part against Rockwood, while Mr. Ghasemi's employment agreement defines "cause" to include certain other acts which harm Rockwood including a conviction, plea of guilty or no contest to fraud or under certain conditions, a misdemeanor. "Good Reason" will generally exist if the named executive officer's (1) responsibilities or compensation has been reduced, (2) benefits have been materially reduced, (3) primary workplace has been moved beyond thirty-five (35) miles from its current location or (4) agreement is materially breached by Rockwood. Mr. Ghasemi's employment agreement also includes in its definition of "good reason" the failure of Rockwood's successor to assume Rockwood's obligations under his employment agreement.

        We believe our arrangements are reasonable in light of the fact that cash severance is limited to two years for Mr. Ghasemi and a maximum of two years for Mr. Zatta and Mr. Riordan. Further, there is no increase in severance payments unless such named executive officers are terminated within two years of a change in control of Rockwood.

  Termination without Cause

        Based on a hypothetical termination without cause by the Company on December 31, 2008, the following restricted stock units would remain outstanding and may vest on a pro-rata basis as set forth below, depending upon the financial performance of the Company over the respective performance periods, and convert into the right to receive a share of common stock for each restricted stock unit.

Name	Number of Securities Underlying Performance-Based Restricted Stock Units Vesting Upon a Termination or Later Vesting Date(1)		Value ($)(5)	Number of Securities Underlying Time-Based Restricted Stock Units Vesting Upon a Termination or a Later Vesting Date(6)		Value ($)(5)	Total Value of Equity Awards Vesting Upon a Change in Control
Seifi Ghasemi	29,380	(2)	$317,304	—		—	$517,992
	15,633	(3)	$168,836	—		—	—
	3,227	(4)	$31,852	—		—	—
Robert J. Zatta	6,291	(2)	$67,943	—		—	$112,720
	3,356	(3)	$36,245	—		—	—
	527	(4)	$5,692	263	(6)	$2,840	—
Thomas J. Riordan	5,470	(2)	$59,076	—		—	$98,009
	2,918	(3)	$31,514	—		—	—
	458	(4)	$4,946	229	(6)	$2,473	—

(1)
In the event the named executive officer is terminated without cause by the Company, such named executive officer may vest on the vesting date for the respective grant for a pro-rata portion of the award calculated based upon the amount of time employed with the Company from the grant date to termination depending upon the achievement of performance-based measures set forth in the agreements governing such grants. The performance periods for the December 2008, December 2007 and May 2007 awards are January 1, 2009—December 31, 2009, January 1, 2008—December 31, 2010, and January 1, 2007—December 31, 2009, respectively. The vesting dates for these performance-based restricted stock units granted in December 2008, December 2007 and May 2007 are December 31, 2011, December 31, 2010 and December 31, 2009, respectively. The vested shares are calculated assuming the target level performance in the applicable agreements are met over the entire performance period.

(2)
Represents the pro-rata portion of performance-based restricted stock unit awards granted in May 2007 which such named executive officer may receive depending upon the achievement of certain performance-based targets.

(3)
Represents the pro-rata portion of performance-based restricted stock unit awards granted in December 2007 which such named executive officer may receive depending upon the achievement of certain performance-based targets.

(4)
Represents the pro-rata portion of performance-based restricted stock unit awards granted in December 2008 which such named executive officer may receive depending upon the achievement of certain performance-based targets.

(5)
Based on the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80, multiplied by the number of securities underlying the performance-based restricted stock. Because the price per share on the vesting date would not be known on such date, we have chosen the December 31, 2008 closing price of our common stock on the New York Stock Exchange for purposes of this calculation.

(6)
In the event the named executive officer is terminated without cause by the Company, such named executive officer will vest on the vesting date for the grant in a pro-rata portion of the award calculated based upon the amount of time employed with the Company from the grant date to termination. The vesting date for these time-based restricted units granted in December 2008 is December 31, 2011.

        All stock option awards not yet vested upon a hypothetical termination without cause by the Company on December 31, 2008 would be forfeited.

  Change in Control Relating to Equity Awards

        The amended and restated management stockholders agreement and the agreements related to equity awards granted prior to 2008 for our named executive officers generally define a change in control of Rockwood as:

  (1)
  a sale of all or substantially all of the assets of Rockwood to an entity unaffiliated with KKR;

  (2)
  a sale by KKR or any of its affiliates resulting in more than 50% of the voting stock of Rockwood being held by an entity that does not include KKR or any of its affiliates; or

  (3)
  a merger, consolidation, recapitalization or reorganization of Rockwood with or into another entity unaffiliated with KKR, in each case, if and only if, as a result of any of the foregoing events, KKR loses the ability, without the approval of any unaffiliated entity, to elect a majority of the board of directors of the resulting entity.

        The agreements related to equity awards granted in 2008 for our named executive generally define a change in control of Rockwood as:

  (1)
  the date at which any person or entity other than Rockwood or its employee benefit plans becomes the beneficial owner of 30% or more of the combined voting power of its outstanding securities other than through a purchase of such securities directly from Rockwood through a private placement;

  (2)
  the date at which the members of Rockwood's Board of Directors at signing (the "Incumbent Board") no longer represent a majority of the board; provided that a member approved by a majority of the Incumbent Board will be counted as a member of the Incumbent Board;

  (3)
  a merger or consolidation of Rockwood with or into another entity, unless immediately following such transaction, 50.1% or more of the voting securities of the surviving entity are beneficially owned by beneficial owners of Rockwood prior to such transaction; or

  (4)
  all or substantially all of the assets of Rockwood are sold or transferred and the (x) Incumbent Board does not directly control the buyer or transferee and (y) financial results of Rockwood and such buyer or transferee are not consolidated for financial reporting purposes.

  Change in Control Only

        Based on a hypothetical change in control date of December 31, 2008, the following options would become exercisable by, and the restricted stock units converted into the right to receive a cash payment to, the named executive officers immediately prior to a change in control of Rockwood. The table does not include any options or restricted stock units that would have vested prior to a change in control in accordance with their terms.

Name	Number of Securities Underlying Time-Based Options Vesting Upon a Change in Control		Value ($)		Number of Securities Underlying Performance- Based Restricted Stock Units Vesting Upon a Change in Control		Value ($)(6)	Number of Securities Underlying Time-Based Restricted Stock Units Vesting Upon a Change in Control (7)	Value ($)(6)	Total Value of Equity Awards Vesting Upon a Change in Control
Seifi Ghasemi	41,071	(1)	$0	(2)	54,168	(4)	$585,014	—	—	$2,980,357
	41,356	(1)	$0	(3)	44,776	(4)	$483,581	—	—	—
					177,015	(5)	$1,911,762	—	—	—
Robert J. Zatta	4,792	(1)	$0	(2)	11,598	(4)	$125,258	14,451	$156,071	$697,291
	8,854	(1)	$0	(3)	9,612	(4)	$103,810	—	—	—
					28,903	(5)	$312,152	—	—	—
Thomas J. Riordan	6,845	(1)	$0	(2)	10,085	(4)	$108,918	12,566	$135,713	$606,333
	7,699	(1)	$0	(3)	8,358	(4)	$90,266	—	—	—
					25,133	(5)	$271,436	—	—	—

(1)
In the event of a change in control of Rockwood, these time-based stock options will become exercisable as to 100% of the shares of common stock underlying such options immediately prior to such change in control (but only to the extent such options have not otherwise terminated or become exercisable).

(2)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $14.61, multiplied by the number of securities underlying the options that would vest upon a change in control.

(3)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $31.73, multiplied by the number of securities underlying the options that would vest upon a change in control.

(4)
In the event of a change in control of Rockwood, these performance-based restricted stock units granted in May and December 2007 generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the performance-based restricted stock units, with such payments to be made no earlier than the third anniversary of the grant date of the awards. Each performance-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to the third anniversary of the date of grant of the awards, the cash payment will be accelerated to the date of termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout.

(5)
In the event of a change in control of Rockwood, these performance-based restricted stock units granted in December 2008 generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the performance-based restricted stock units, with such payments to be made no earlier than December 31, 2011- the vesting date of the award. Each performance-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to December 31, 2011, the cash payment will be accelerated to a reasonably practicable date after such termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout.

(6)
Based on the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80, multiplied by the number of securities underlying the performance-based restricted stock units that would become vested and converted into the right to receive to a cash payment. Because the price per share that would be paid in the event of a change in control of Rockwood is indeterminable, we have chosen the December 31, 2008 closing price of our common stock on the New York Stock Exchange for purposes of this calculation.

(7)
In the event of a change in control of Rockwood, these time-based restricted stock units generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the time-based restricted stock units, with such payments to be made no earlier than December 31, 2011- the vesting date of the award. Each time-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to December 31, 2011, the cash payment will be accelerated to a reasonably practicable date after such termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout.

  Change in Control and Termination

        Based on a hypothetical change in control date of December 31, 2008 and assuming the named executive officers are terminated on such date, the following options would become exercisable by, and the restricted stock units converted into the right to receive a cash payment to, the named executive officers immediately prior to a change in control of Rockwood. The table does not include any options or restricted stock units that would have vested prior to the change in control in accordance with their terms.

Name	Number of Securities Underlying Time Options Vesting Upon a Change in Control		Value ($)		Number of Securities Underlying Performance- Based Restricted Stock Units Vesting Upon a Change in Control		Value ($)(9)	Number of Securities Underlying Time-Based Restricted Stock Units Vesting Upon a Change in Control (10)	Value ($)(9)	Total Value of Equity Awards Vesting Upon a Change in Control
Seifi Ghasemi	41,071	(1)	$0	(2)	54,168	(7)	$585,014	—	—	$3,252,430
	41,356	(1)	$0	(3)	44,776	(7)	$483,581	—	—	—
	95,666	(1)	$0	(5)	177,015	(8)	$1,911,762	—	—	—
	167,946	(4)	$272,073	(6)
Robert J. Zatta	4,792	(1)	$0	(2)	11,598	(7)	$125,258	14,451	$156,071	$741,715
	8,854	(1)	$0	(3)	9,612	(7)	$103,810	—	—	—
	18,959	(1)	$0	(5)	28,903	(8)	$312,152	—	—	—
	27,422	(4)	$44,424	(6)
Thomas J. Riordan	6,845	(1)	$0	(2)	10,085	(7)	$108,918	12,566	$135,713	$644,964
	7,699	(1)	$0	(3)	8,358	(7)	$90,266	—	—	—
	16,486	(1)	$0	(5)	25,133	(8)	$271,436	—	—	—
	23,846	(4)	$38,631	(6)

(1)
In the event of a change in control of Rockwood, these time-based stock options will become exercisable as to 100% of the shares of common stock underlying such options immediately prior to the change in control (but only to the extent such options have not otherwise terminated or become exercisable).

(2)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $14.61, multiplied by the number of securities underlying the options that would vest upon a change in control.

(3)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $31.73, multiplied by the number of securities underlying the options that would vest upon a change in control.

(4)
Because the hypothetical change in control event would occur within six months of the date of grant of these time-based stock options (December 12, 2008), these options will become exercisable only as to 50% of the shares of common stock underlying such options immediately prior to the change in control (but only to the extent such options have not otherwise terminated or become exercisable) and only if the employee is terminated within six months of the date of grant. This table assumes that such a termination occurred simultaneously with the change in control.

(5)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $32.39, multiplied by the number of securities underlying the options that would vest upon a change in control.

(6)
Based on the difference between the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80 and an exercise price for these time-based stock options of $9.18, multiplied by the number of securities underlying the options that would vest upon a change in control.

(7)
In the event of a change in control of Rockwood, these performance-based restricted stock units granted in May and December 2007 generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the performance-based restricted stock units, with such payments to be made no earlier than the third anniversary of the grant date of the awards. Each performance-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to the third anniversary of the date of grant of the awards, the cash payment will be accelerated to the date of termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout. This table assumes that the employee is terminated without cause or resigns for good reason simultaneously with the change in control.

(8)
In the event of a change in control of Rockwood, these performance-based restricted stock units granted in December 2008 generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the performance-based restricted stock units, with such payments to be made no earlier than December 31, 2011- the vesting date of the award. Each performance-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to December 31, 2011, the cash payment will be accelerated to a reasonably practicable date after such termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout. This table assumes that the employee is terminated without cause or resigns for good reason simultaneously with the change in control.

(9)
Based on the closing price of our common stock on December 31, 2008 on the New York Stock Exchange of $10.80, multiplied by the number of securities underlying the performance-based restricted stock units that would become vested and converted into the right to receive to a cash payment. Because the price per share that would be paid in the event of a change in control of Rockwood is indeterminable, we have chosen the December 31, 2008 closing price of our common stock on the New York Stock Exchange for purposes of this calculation.

(10)
In the event of a change in control of Rockwood, these time-based restricted stock units granted in December 2008 generally become vested and converted into the right to receive a cash payment based on the price per share paid in the change in control of Rockwood multiplied by the number of securities underlying the time-based restricted stock units, with such payments to be made no earlier than December 31, 2011- the vesting date of the award. Each time-based restricted stock unit represents the right to receive one share of common stock. In the event of a termination of the employee's employment without cause by Rockwood or a resignation by the employee for good reason on or after a change in control, but prior to December 31, 2011, the cash payment will be accelerated to a reasonably practicable date after such termination. However, in the event that the employee's employment is terminated by Rockwood for cause or the employee resigns (other than due to the employee's death, disability, retirement or good reason), the employee forfeits any payout. This table assumes that the employee is terminated without cause or resigns for good reason simultaneously with the change in control.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2008 with respect to our compensation plan (including individual compensation arrangements) under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2) (a)	Weighted average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under the equity compensation plan (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by stockholders(1)	7,560,318	$16.72	483,880

(1)
Rockwood does not have any equity compensation plans that have not been approved by stockholders.

(2)
Includes an aggregate of 984,453 shares of common stock underlying performance-based restricted stock units. The amount of shares included represents a targeted amount of shares to be issued upon vesting of the performance-based restricted stock units. The number of shares actually awarded at the time of vesting may range from zero to double the targeted amount based upon the achievement or failure to achieve certain annualized growth targets over a three-year period. For a further discussion of these performance-based restricted stock units, please see the "Compensation Discussion and Analysis—2007 and 2008 Equity Compensation Programs—Performance-Based Restricted Stock Units" and "—2009 Equity Compensation Program—Performance-Based Restricted Stock Units."

(3)
The performance-based restricted stock units included in column (a) are not included in this calculation of weighted average exercise price as such units, by their nature, have no exercise price. Please see "Compensation Discussion and Analysis—2007 and 2008 Equity Compensation Programs—Performance-Based Restricted Stock Units," and "—2009 Equity Compensation Program—Performance-Based Restricted Stock Units" for additional information on performance-based restricted stock units.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table and accompanying footnotes show information as of March 1, 2009, regarding the beneficial ownership of our common stock by:

  •
  each person who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors and named executive officers; and

  •
  all of our directors and executive officers as a group.

        Unless otherwise indicated, the address of each person named in the table below is c/o Rockwood Holdings, Inc., 100 Overlook Center, Princeton, NJ 08540.

Name and Address of Beneficial Owner	Beneficial Ownership of Our Common Stock(1)	Percentage of Our Common Stock
KKR(2)	23,093,024	30.8%
DLJMB(3)	6,527,758	8.8%
Mackenzie Financial Corporation(4)	4,341,000	5.9%
Seifi Ghasemi(5)	1,118,920	1.5%
Robert J. Zatta(6)	226,631	*
Thomas J. Riordan(7)	264,023	*
Brian F. Carroll(2)	23,093,024	30.8%
Nance K. Dicciani(8)	2,167	*
Sheldon R. Erikson(9)	25,500	*
Todd A. Fisher(2)	23,093,024	30.8%
Douglas L. Maine(10)	45,500	*
J. Kent Masters(11)	5,626	*
All directors and executive officers of Rockwood Holdings as a group (9 persons)	24,781,391	32.4%

(1)
The amounts and percentages of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

(2)
KKR affiliates currently beneficially own as a group 23,093,024 shares of our common stock as follows:

•
3,244,036 shares are beneficially owned by KKR Millennium Fund L.P., for which KKR Associates Millennium L.P. is the general partner, and for which KKR Millennium GP LLC is the general partner of that limited partnership and exercises sole voting and investment power with respect to such shares; 958,315 of the 3,244,036 shares of our common stock shown as beneficially owned by KKR Millennium Fund L.P. reflect shares of common stock issuable upon exercise of warrants issued in connection with the July 2003 debt refinancing;

  •
  11,414,975 shares are beneficially owned by KKR 1996 Fund L.P., for which KKR Associates 1996 L.P. is the general partner, and for which KKR 1996 GP LLC is the general partner of that limited partnership and exercises sole voting and investment power with respect to such shares;

  •
  98,615 shares are beneficially owned by KKR Partners II, L.P., for which KKR Associates (Strata) L.P. and KKR Associates, L.P. are the general partners, and for which Strata L.L.C. is the general partner of KKR Associates (Strata) L.P. and exercises sole voting and investment power with respect to such shares;

  •
  239,348 shares are beneficially owned by KKR Partners III, L.P. (Series F), for which KKR III GP LLC is the general partner and exercises sole voting and investment power with respect to such shares;

  •
  8,006,339 shares are beneficially owned by KKR European Fund, Limited Partnership, for which KKR Associates Europe, Limited Partnership is the general partner, and for which KKR Europe Limited is the general partner of that limited partnership and exercises sole voting and investment power with respect to such shares; and

  •
  89,711 shares are beneficially owned by Aurora Investments II, LLC for which the managing members are Messrs. Henry R. Kravis and George R. Roberts.

  In addition, KKR affiliates may be deemed by virtue of their rights under the stockholders' agreement entered into with us and DLJMB, to share investment power with respect to the shares held by DLJMB but disclaim beneficial ownership of such shares. As members of KKR Millennium GP LLC, KKR 1996 GP LLC and KKR III GP LLC, Messrs. Henry R. Kravis, George R. Roberts, Paul E. Raether, Michael W. Michelson, James H. Greene, Perry Golkin, Johannes Huth, Alexander Navab, Todd A. Fisher and William Janetschek may also be deemed to be beneficial owners of the securities held by KKR Millennium Fund L.P., KKR 1996 Fund L.P. and KKR Partners III, L.P. (Series F), respectively; as members of Strata L.L.C. and general partners of KKR Associates, L.P., Messrs Kravis, Roberts, Raether, Michelson, Greene and Golkin also may be deemed to be beneficial owners of the securities held by KKR Partners II, L.P.; as members of KKR Millennium GP LLC and KKR III GP LLC, Messrs. Marc S. Lipschultz, Jacques Garaialde, Reinhard Gorenflos, Scott C. Nuttall and Michael M. Calbert may also be deemed to be beneficial owners of the securities held by KKR Millennium Fund L.P. and KKR Partners III, L.P., respectively; and as directors of KKR Europe Limited, Messrs. Kravis, Roberts, Raether, Michelson, Greene, Golkin, Huth, Navab, Fisher, Lipschultz and Garaialde also may be deemed to be beneficial owners of the securities held by KKR European Fund, Limited Partnership. As managing members of Aurora Investments II, LLC, Messrs. Kravis and Roberts may be deemed to be beneficial owners of securities held by Aurora Investments II, LLC. Brian F. Carroll is our director and executive of KKR, and as such may be deemed to share beneficial ownership of any shares beneficially owned by KKR. Each person other than the record holders disclaims beneficial ownership of the securities that may be deemed to be beneficially owned by such person, except to the extent of such person's own pecuniary interest therein.

  An amendment to the Stockholders Agreement, dated as of July 29, 2004 by and among Rockwood, KKR and DLJMB, and waiver (the "Amendment") was entered into on January 27, 2006. The Amendment memorializes, among other things, an acknowledgment by KKR and DLJMB that they will not act as a "group" with respect to the securities of the Company within the meaning of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended. The Amendment was filed as an exhibit to the Company's Current Report on Form 8-K filed on February 2, 2006.

  The address for each of the foregoing is 9 West 57th Street, New York, NY 10019.

(3)
DLJMB beneficially own 6,527,758 shares of our common stock as follows:

•
5,171,418 shares are beneficially owned by DLJ Merchant Banking Partners III, L.P.;

•
91,358 shares are beneficially owned by DLJ Offshore Partners III-1, C.V.;

•
65,083 shares are beneficially owned by DLJ Offshore Partners III-2, C.V.;

•
355,991 shares are beneficially owned by DLJ Offshore Partners III, C.V.;

•
43,170 shares are beneficially owned by DLJMB Partners III GmbH & Co. KG;

•
29,367 shares are beneficially owned by Millennium Partners II, L.P.; and

•
771,371 shares are beneficially owned by MBP III Plan Investors, L.P., all of which form a part of Credit Suisse's Alternative Capital Division.

On January 11, 2006, DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P., MBP III Plan Investors, L.P., or the DLJ Entities, and Credit Suisse First Boston LLC (now known as Credit Suisse Securities (USA) LLC), entered into a voting trust agreement with Wells Fargo Bank, N.A., as trustee, pursuant to which, among other things, the DLJ Entities deposited 7,309,291 shares of common stock (representing 9.9% of the outstanding shares of common stock at that time) into a trust created by the voting trust agreement and gave the trustee the exclusive right to vote the trustee shares. The trustee will be the record holder of the trustee shares and the DLJ Entities will hold trust certificates representing the trustee shares. While the trustee will have the exclusive right to vote the trustee shares, the DLJ Entities will maintain and continue to have dispositive power over the trustee shares. As of December 31, 2008, 2,927,655 shares of common stock were deposited into the Trust.

Additional shares of our common stock may be held from time to time by Credit Suisse Securities (USA) LLC for its own account.

The address for each of the foregoing is 11 Madison Avenue, New York, New York, 10010, except that the address of DLJ Offshore Partners III-1, DLJ Offshore Partners III-2 and DLJ Offshore Partners III, C.V. is John B. Gosiraweg 14, Willemstad, Curacao, Netherlands Antilles.

(4)
Based solely on a Schedule 13G filed January 20, 2009 by this beneficial owner with respect to shares shown as beneficially owned by Mackenzie Financial Corporation, a Toronto, Canada corporation, as of December 31, 2008. The address of Mackenzie Financial Corporation is c/o Mackenzie Financial Corporation, 180 Queen Street West, Toronto, Ontario M5V 3K1.

(5)
Shares of our common stock shown as beneficially owned by Mr. Ghasemi include 940,831 shares underlying exercisable stock options held by him and 178,089 shares purchased by him, but excludes 575,600 shares underlying unexercisable stock options held by him, 68,452 shares underlying vested restricted stock units held by him and 275,959 shares underlying unvested restricted stock units (assuming no increase or decrease in the grant of restricted stock units in connection with the achievement of or failure to achieve certain performance measures) held by him.

(6)
Shares of our common stock shown as beneficially owned by Mr. Zatta include 204,065 shares underlying exercisable stock options held by him and 22,566 shares purchased by him, but excludes 111,134 shares underlying unexercisable stock options held by him and 64,564 shares underlying unvested restricted stock units (assuming no increase or decrease in the grant of restricted stock units in connection with the achievement of or failure to achieve certain performance measures) held by him.

(7)
Shares of our common stock shown as beneficially owned by Mr. Riordan include 242,685 shares underlying exercisable stock options held by him and 21,338 shares purchased by him, but excludes 92,411 shares underlying unexercisable stock options held by him and 56,142 shares underlying unvested restricted stock units (assuming no increase or decrease in the grant of restricted stock units in connection with the achievement of or failure to achieve certain performance measures) held by him.

(8)
Shares of our common stock shown as beneficially owned by Dr. Dicciani include 1,000 shares purchased by her and 1,167 shares awarded to her for service on the board of directors, but exclude 6,211 shares underlying unexercisable stock options held by her.

(9)
Shares of our common stock shown as beneficially owned by Mr. Erikson include 12,500 shares underlying exercisable stock options held by him, 10,000 shares purchased by him and 3,000 shares awarded to him for service on the board of directors.

(10)
Shares of our common stock shown as beneficially owned by Mr. Maine include 12,500 shares underlying exercisable stock options held by him, 30,000 shares purchased by him and 3,000 shares awarded to him for service on the board of directors.

(11)
Shares of our common stock shown as beneficially owned by Mr. Masters include 2,626 shares underlying exercisable stock options held by him and 3,000 shares awarded to him for service on the board of directors, but exclude 5,252 shares underlying unexercisable stock options held by him.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Rockwood's executive officers, directors, persons who own more than 10% of a registered class of the Rockwood's equity securities and certain entities associated with the foregoing to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These parties are required by SEC rules to furnish Rockwood with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC and the NYSE.

        Based solely on Rockwood's review of the copies of such forms and amendments thereto it has received, we believe that with respect to the fiscal year ended December 31, 2008, all of these parties complied with all applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Transactions with Related Persons

        The board of directors has adopted a written policy for review, approval and monitoring of transactions involving the Company and "related persons," who are defined as directors and executive officers or their immediate family members, or stockholders owning five percent or greater of our outstanding common stock. The policy covers any related person transaction that meets the minimum required threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The affected director or executive officer will bring the matter to the attention of the Senior Vice President, Law & Administration, who will communicate such information to the corporate governance and nominating committee, which will review the related party transaction. Under the policy, related party transactions must be approved by the corporate governance and nominating committee, although the chairperson of the corporate governance and nominating committee may approve any related party transaction that involves an amount less than $1 million. However, any related party transaction that involves an amount in excess of $5 million requires the approval of the board of directors.

 Agreements with KKR, DLJMB and/or Management

  2001 Management Stockholder's Agreements

        We entered into management stockholder's agreements with certain members of our management that purchased shares of our common stock under the 2001 management equity program. While these management stockholder's agreements are generally dated February 2, 2001, others were entered into in the second half of 2001, 2002 and 2003. Substantially all of the provisions of the agreements are no longer effective because these provisions terminated on the fifth anniversary of such agreements; however, as described below under 2004 Management Stockholder's Agreements those provisions of the 2003 agreements relating to "piggyback" registration rights, remain in effect.

  2004 Management Stockholder's Agreements

        We entered into management stockholder's agreements with members of our management and certain other employees that purchased shares of our common stock under the 2004 management equity program.

        Restrictions on Transfers.    The management stockholder's agreements impose significant restrictions on transfers of shares of common stock. Pursuant to the management stockholder's agreements, except for certain permitted non-public transfers, sales of shares of common stock pursuant to an effective registration statement under the Securities Act (not including registration statements on Form S-8) and transfers made pursuant to the sale participation agreement (described below), the shares of common stock generally will be non-transferable by any means at any time prior to the fifth anniversary of the investment date. Effective as of October 31, 2007, this provision was amended to, among other things, allow the management stockholder, on any date subsequent to the actual sale of common stock by any entity affiliated with KKR that triggers such registration rights, to make a written request to us to remove any transfer restrictions on such maximum number of shares of common stock that such management stockholder has a bona fide intention to sell and would have otherwise been permitted to register pursuant to the exercise of such "piggyback" registration rights.

        Our Obligation to Repurchase Stock and Options of the Stockholder.    If, prior to the fifth anniversary of the management stockholder's agreement, the stockholder's employment is terminated as a result of the death or permanent disability of the stockholder, then the stockholder will have the right, for a period of 60 days following 181 days after the date of death or permanent disability, to require us to purchase all of the shares of common stock then held by such stockholder at a per share price equal to the fair market value per share. In the event the stockholder exercises this right, we will also be required to purchase all of the outstanding exercisable options held by the stockholder for an amount equal to the product of (x) the excess, if any, of the fair market value per share over the exercise price of the option and (y) the number of exercisable options.

        Our Right to Repurchase Stock and Options of the Stockholder.    If, prior to the fifth anniversary of the management stockholder's agreement, the stockholder's employment is terminated by us for "cause" (as such term is defined in the agreement) or the management stockholder effects an impermissible transfer of the shares of common stock, then we will have the right to repurchase shares of common stock held by the stockholder at a per share price equal to the lesser of the purchase price the stockholder paid for the share and the fair market value per share, and all options (whether then exercisable or not) held by the stockholder will terminate without any payment. If, prior to the fifth anniversary of the management stockholder's agreement, the stockholder's employment is terminated with or without "good reason" (as such term is defined in the agreement) by the management stockholder or by his death or permanent disability or without cause by us, then we will have the right to repurchase shares of common stock held by the stockholder at a per share purchase price equal to the fair market value per share. In the event we exercise this right, we will also purchase all of the outstanding exercisable options held by the stockholder for an amount equal to the product of the excess, if any, of the fair market value per share over the option exercise price and the number of exercisable options. In the event such amount is zero or a negative number, all such outstanding exercisable options will be automatically terminated without any payment.

        "Piggyback" Registration Rights.    Until the later of (i) one year after the occurrence of a (a) registered public offering relating to sales of our common stock by affiliates of KKR or (b) a "qualified public offering," and (ii) the sixth anniversary of the date the management stockholder entered into the management stockholder's agreement, the management stockholder agrees to be bound by the registration rights agreement (described below), and in the event of a proposed registered sale of our common stock by affiliates of KKR, the management stockholder is entitled to register in the proposed sale the maximum number of shares of common stock held by him or acquired under exercisable options, which number is proportional to the number of shares being sold by affiliates of KKR in relation to the number of shares then owned by affiliates of KKR. Effective as of October 31, 2007, this provision was amended to, among other things, modify the period within which the management stockholder must elect to exercise certain "piggyback" registration rights.

  2001 Sale Participation Agreements

        Affiliates of KKR entered into a sale participation agreement with each member of our management who purchased shares of our common stock under the 2001 management stockholder's agreement. Each sale participation agreement is dated the same date as the related management stockholder's agreement.

        Tag-Along Rights.    The sale participation agreement grants to the stockholders the right to participate in any sale for cash or other consideration (other than a registered public offering or a sale to another affiliate of KKR) of shares of our common stock by affiliates of KKR occurring prior to the fifth anniversary of the first registered public offering of our common stock, which is August 22, 2010. The stockholder will be able to sell the maximum number of shares of our common stock then held by such stockholder or acquired under exercisable options, which is proportional to the number of shares being sold by affiliates of KKR in relation to the number of shares then owned by affiliates of KKR.

        Drag-Along Rights.    If affiliates of KKR receive an offer from a third party to purchase at least a majority of the shares of common stock then owned by affiliates of KKR prior to the fifth anniversary of the first registered public offering of our common stock, which is August 22, 2010, the stockholder may be required, if so requested by affiliates of KKR, to sell in such transaction on the same terms and conditions as to be paid and given to affiliates of KKR, up to the same number of shares of common stock that the stockholder would be able to sell pursuant to the preceding paragraph.

  2004 Sale Participation Agreements

        Affiliates of KKR entered into sale participation agreements with other members of our management who purchased shares of our common stock under the 2004 management equity program. The terms of the 2004 sale participation agreements are substantially the same as those of the 2001 sale participation agreements described above.

  Registration Rights Agreement

        We are a party to a registration rights agreement, dated November 20, 2000, as amended as of July 23, 2003, with certain of our stockholders, including affiliates of KKR, DLJMB, stockholders party to the investors' rights agreement described below and members of our management and certain other employees who are parties to the management stockholder's agreements described above. Pursuant to the registration rights agreement, if we propose to register shares of our common stock for sale under the Securities Act, the other parties to the registration rights agreement are entitled to request that we include their shares in such sale. In addition, affiliates of KKR and DLJMB (that own a specified number of shares of our common stock) are entitled to make requests that we effect the registration under the Securities Act of all or a portion of their shares of common stock.

  Stockholders' Agreement with Affiliates of KKR and DLJMB

        In connection with the acquisition of the Dynamit Nobel businesses, we entered into a stockholders' agreement, dated as of July 29, 2004, with affiliates of KKR and DLJMB. The stockholders' agreement was amended on January 27, 2006.

        Representation on the board of directors.    The stockholders' agreement, as amended, provides that one member of our board of directors will be our chief executive officer, who will serve as chairman.

        The amendment to the stockholders' agreement provides for the deletion of certain provisions of the stockholders' agreement pertaining to the election and removal of directors from the board of directors and the composition of its committees. As a result of these changes, DLJMB is no longer entitled to appoint one member to the board of directors or any of its committees (as had previously been the case under the agreement). The amendment also includes among other things an acknowledgment by the affiliates of KKR and the affiliates of DLJMB that they will not act as a "group" with respect to the securities of the Company within the meaning of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended.

        Restrictions on Transfers.    Prior to the fifth anniversary of the Dynamit Nobel acquisition, which is July 31, 2009, DLJMB may not generally transfer shares of our common stock, other than to certain permitted transferees (including distributions to their limited partners), pursuant to a registered sale or pursuant to drag-along rights described below. Following the fifth anniversary of the Dynamit Nobel acquisition, DLJMB may transfer their shares subject to drag-along rights described below and certain other restrictions. Subject to compliance with certain restrictions, affiliates of KKR may transfer their shares by any means at any time.

        Drag-Along Rights.    If at any time affiliates of KKR and any other holder of shares of our common stock receive a bona fide offer from any third party to purchase at least a majority of our outstanding common stock, and such offer is accepted, then DLJMB will, if required by affiliates of KKR, transfer to such third-party on the terms of the accepted offer such number of shares of common stock held by them as is proportional to the number of shares being sold by affiliates of KKR and other holders in relation to the number of shares then owned by them.

        Registration Rights.    Each stockholder party to the agreement agrees to be bound by the registration rights agreement dated November 20, 2000, as amended. DLJMB is entitled to make up to three separate written requests that we effect the registration under the Securities Act of all or some of their shares of common stock pursuant to the terms of the registration rights agreement. Affiliates of KKR are entitled to make an unlimited number of requests that we effect the registration under the Securities Act of their shares of common stock.

  Management Services Agreement with KKR and DLJMB

        In connection with the Dynamit Nobel acquisition, we entered into a management services agreement, dated as of July 29, 2004, with KKR and DLJMB which was terminated in connection with our initial offering. Certain provisions in the management services agreement survive such termination, including the indemnification by us of KKR and DLJMB.

        Warrants.    In connection with the issuance in July 2003 of redeemable convertible preferred stock which was redeemed with a portion of the net proceeds from our initial public offering, we issued to an affiliate of KKR warrants, exercisable at any time at a specified exercise price, to purchase 958,315 additional shares of our common stock. The warrants expire July 23, 2013.

  Indemnification and Insurance

        The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. Our amended and restated certificate of incorporation provides that no director shall be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director.

        Our amended and restated certificate of incorporation and our amended and restated by-laws provide that we must indemnify our directors and officers to the fullest extent authorized by the Delaware General Corporation Law. We are also expressly authorized to advance certain expenses (including attorneys' fees and disbursements and court costs) and carry directors' and officers' insurance providing indemnification for our directors, officers and employees for some liabilities. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and officers.

Relationship with DLJMB and Credit Suisse

        DLJMB, which is comprised of funds that are affiliates of Credit Suisse, currently owns approximately 6,527,758 shares of our common stock (approximately 8.8% of the common stock, of which 2,927,655 shares are subject to a voting trust agreement with Wells Fargo Bank, N.A., as trustee, as more fully described herein) which were purchased in connection with our acquisition in July 2004 of four businesses of Dynamit Nobel from GEA Group Aktiengesellschaft (formerly known as mg technologies ag). Under the terms of a letter agreement entered into on January 26, 2009, DLJMB has the right to appoint Susan Schnabel, a Managing Director, Co-Head of European Leveraged Private Equity for DLJMB as a fund representative to attend each meeting of the board of directors as a non-voting observer. Ms. Schnabel will also be entitled to meet and consult with the Company's senior executive management team on a quarterly basis and the Company will notify her of any significant business issues affecting the Company. Ms. Schnabel served on our board of directors from July 2004 to January 2009 and resigned, effective as of January 26, 2009, so that a majority of the members of the board of directors will be independent, in accordance with the listing requirements of the NYSE.

        Affiliates of Credit Suisse are lenders, arrangers and agents in connection with our credit facilities and receive fees customary for performing these services, as well as interest on the loans. Credit Suisse also served as an underwriter in the secondary offering of our common stock by certain selling stockholders in November 2007 and as the sole underwriter in the secondary offering of our common stock by certain selling stockholders in June 2008, although we did not receive any proceeds in that offering or pay any commissions. From time to time, Credit Suisse provides us with advisory services in connection with acquisitions and divestitures. For example, Credit Suisse acted as our financial advisor in connection with the sale of our electronics business and our joint venture with Kemira Oyj relating to our specialty titanium dioxide pigments business, for which it received fees of approximately $0.5 million.

*********************

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                      By order of the board of directors

                      Thomas J. Riordan
                      Senior Vice President, Law & Administration

March 24, 2009
Princeton, New Jersey

Appendix A

2009 ROCKWOOD HOLDINGS, INC.
STOCK INCENTIVE PLAN

1.    Purpose of the Plan

        The purpose of the Plan (as defined below) is to aid Rockwood Holdings, Inc., a Delaware corporation (the "Company") and its Affiliates in recruiting and retaining key employees, directors or other independent contractors and to motivate such employees, directors or other independent contractors to exert their best efforts on behalf of the Company and its Affiliates and align their interests with those of the stockholders of the Company by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or independent contractors will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

          (a)   Act:    The Securities Exchange Act of 1934, as amended, or any successor thereto.

          (b)   Affiliate:    With respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

          (c)   Award:    An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

          (d)   Beneficial Owner:    A "beneficial owner", as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

          (e)   Board:    The Board of Directors of the Company.

          (f)    Change in Control:    The earliest date at which:

            (i)    any Person (which term shall mean any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, other than the Company or any employee benefit plans sponsored by the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's outstanding "Voting Securities" (which term shall mean securities which under ordinary circumstances are entitled to vote for the election of directors of the Company), other than through the purchase of Voting Securities directly from the Company through a private placement;

            (ii)   individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board, shall from and after such election be deemed to be a member of the Incumbent Board;

            (iii)  a merger or consolidation involving the Company or its Shares or an acquisition by the Company, directly or indirectly or through one or more subsidiaries, of another entity or its stock or assets in exchange for the Shares of the Company is consummated, unless, immediately following such transaction, 50.1% or more of the then outstanding Voting Securities of the surviving or resulting corporation or entity will be (or is) then beneficially owned, directly or indirectly, by the individuals and entities who were the Beneficial Owners of the Company's outstanding Voting Securities immediately prior to such transaction (treating, for purposes of determining whether the 50.1% continuity test is met, any ownership of the Voting Securities of the surviving or resulting corporation or entity that results from a stockholder's ownership of the stock of, or other ownership interest in, the corporation or other entity with which the Company is merged or consolidated as not owned by persons who were Beneficial Owners of the Company's outstanding Voting Securities immediately prior to the transaction); or

            (iv)  all or substantially all of the assets of the Company are sold or transferred to a Person as to which (A) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (B) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

          (g)   Code:    The Internal Revenue Code of 1986, as amended, or any successor thereto.

          (h)   Committee:    The committee of the Company's Board appointed to administer the Plan (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

          (i)    Company:    Rockwood Holdings, Inc., a Delaware corporation.

          (j)    Effective Date:    The date the stockholders of the Company approve the Plan.

          (k)   Employment:    The term "Employment" as used herein shall be deemed to refer to (i) a Participant's employment, if the Participant is an employee of the Company or any of its Subsidiaries, (ii) a Participant's services as an independent contractor, if the Participant is an independent contractor to the Company or its Subsidiaries, and (iii) a Participant's services as an non-employee director, if the Participant is a non-employee member of the Board.

          (l)    Fair Market Value:    On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading and (ii) if there should not be a public market for the Shares on such date, the "Fair Market Value" shall be the value of the Shares established by the Committee in good faith.

          (m)  ISO:    An Option that is also an "incentive stock option" within the meaning of Section 422 of the Code, granted pursuant to Section 6(d) of the Plan.

          (n)   Option:    Any stock option granted pursuant to Section 6 of the Plan.

          (o)   Option Price:    The purchase price per Share of an Option, as determined pursuant to Section 6 of the Plan.

          (p)   Other Stock-Based Awards:    Awards granted pursuant to Section 8 of the Plan.

          (q)   Participant:    An employee, director or independent contractor who is selected by the Committee to participate in the Plan.

          (r)   Performance-Based Awards:    Certain Other Stock-Based Awards granted pursuant to Section 8(b) of the Plan.

          (s)   Plan:    This 2009 Rockwood Holdings, Inc. Stock Incentive Plan, as amended from time to time.

          (t)    Shares:    Shares of common stock of the Company, par value $0.01.

          (u)   Stock Appreciation Right:    A stock appreciation right granted pursuant to Section 7 of the Plan.

          (v)   Subsidiary:    A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.    Shares Subject to the Plan

        Subject to Section 9, the total number of Shares which may be issued under the Plan is 11,000,000, of which the maximum number of Shares for which Options and Stock Appreciation Rights, collectively, may be granted to any one Participant in any given calendar year is 1,000,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares, Shares delivered in exchange for the payment of cash or other property upon the exercise of an Award, or Shares subject to Awards that are cancelled or terminated in exchange for cash or other property, shall, in each case, reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration, Shares withheld by the Company in payment of taxes or exercise prices, or Shares subject to Awards that are replaced, exchanged or otherwise forfeited, may, in each case, be granted again under the Plan.

4.    Administration

        (a)   Delegation.    The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto), "independent directors" within the meaning of the applicable principal national exchange listed company rules and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time and in no event may such authority be delegated with respect to the granting of Awards to employees who are subject to Section 16 of the Act.

        (b)   Substitute Awards.    Subject to applicable law and requirements of the principal exchange on which the Shares are traded, awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.

        (c)   Interpretation.    The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan and/or any Award agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan and/or any Award agreement, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

        (d)   Terms.    The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

        (e)   Taxes.    The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of, or delivery of Shares subject to, an Award. Unless the Committee specifies in an Award agreement or otherwise, and subject to limitations as the Committee may impose (including due to applicable law or accounting rules), the Participant must pay all of such withholding taxes in cash upon, or in advance of, the taxable event under any Award.

5.    Limitations

        No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.    Terms and Conditions of Options

        Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a)   Option Price.    The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4).

          (b)   Exercisability.    Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

          (c)   Exercise of Options.    Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. The exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) of the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company pursuant to one or more of the following methods as designated by the Committee, in the applicable Award Agreement: (i) in cash or its equivalent (e.g., by personal check); (ii) in Shares, having a Fair Market Value on the exercise date of the Option equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for such period, if any, as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles; (iii) partly in cash and partly in Shares in accordance with the provisions of clause (ii); (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased in accordance with a cashless exercise program that is compliant with applicable securities laws; or (v) through having a number of Shares with a Fair Market Value on the exercise date of the Option equal to the aggregate Option Price for the Shares being purchased withheld by the Company from Shares that would have otherwise been received by the Participant upon exercise of the Option through the payment of cash as described in Section 4(e) above. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, satisfied any other conditions imposed by the Committee pursuant to the Plan.

          (d)   ISOs.    The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be a nonqualified stock option granted under the Plan. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

          (e)   Attestation.    Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of being a Beneficial Owner of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.

7.    Terms and Conditions of Stock Appreciation Rights

        (a)   Grants.    The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by the related Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).

        (b)   Terms.    The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee, but in no event shall such amount be less than 100% of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of Stock Appreciation Rights granted in substitution of previously granted awards, as described in Section 4); provided, however, that in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, multiplied by (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange thereof an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, multiplied by (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded down to the next whole Share.

        (c)   Limitations.    The Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted.

8.    Other Stock-Based Awards

        (a)   Generally.    The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares, restricted Share units and other Awards that are valued in whole or in part by reference to, or are otherwise based on, the Fair Market Value of Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

        (b)   Performance-Based Awards.    Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 8 may be granted in a manner which is intended to be deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets and (xix) total stockholder return. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The maximum amount of a Performance-Based Award that may be granted during any calendar year to any

Participant shall be: (x) with respect to Performance-Based Awards that are settled in Shares, $20 million worth of Shares (based on the Fair Market Value on the date of grant) Shares and (y) with respect to Performance-Based Awards that are not settled in Shares, $20 million. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance-Based Award.

9.    Adjustments Upon Certain Events

        Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

          (a)   Generally.    In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, or in the event of any reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 16 below), as to (i) the number and/or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and/or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options, or Stock Appreciation Rights restricted Shares of and Performance-Based Awards may be granted during a calendar year to any Participant, (iii) the maximum dollar amount of a Performance-Based Award that may be granted during a calendar year to any Participant, (iv) the Option Price or exercise price of any Stock Appreciation Right and/or (v) any other affected terms of such Awards.

          (b)   Change in Control.    In the event of a Change in Control after the Effective Date, unless otherwise determined by the Committee in the applicable Award agreement (and to the extent permissible under Section 409A of the Code): (i) any outstanding Awards then held by Participants which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested (and with respect to Performance-Based Awards, the Committee will determine to what extent the amount of such Awards will vest) or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change of Control and (ii) the Committee may (subject to Section 13 below), but shall not be obligated to, (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, shall equal the excess, if any, of the dollar value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights (and any such Options or Stock Appreciation Rights that have an aggregate exercise price that equals or exceeds such aggregate dollar value consideration shall be cancelled for no consideration), (B) provide that any Options or Stock Appreciation Right having an exercise price per Share that is greater than the per Share dollar value of the consideration to be paid in the

  Change in Control transaction to a holder of a Share shall be cancelled without payment of any consideration therefor, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least ten (10) business days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

10.    No Right to Employment, Awards or Compensation

        The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company's or Affiliate's right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Absent express provisions to the contrary, any grant under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a "retirement plan" or "welfare plan" under the Employee Retirement Income Security Act of 1974, as amended.

11.    Successors and Assigns

        The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

12.    Nontransferability of Awards

        Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the heirs, legatees, personal representatives or distributees of the Participant.

13.    Amendments or Termination

        The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of the stockholders of the Company, if such action would (except as is provided in Section 9(a) of the Plan) increase the total number of Shares reserved for the purposes of the Plan, change the maximum number of Shares for which Awards may be granted to any Participant or otherwise be required to be approved by such stockholders under applicable law or applicable securities exchange listing requirements or (b) without the consent of a Participant, if such action would materially diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Board may amend the Plan without the consent of any Participant if it deems necessary to amend the Plan to satisfy the requirements of applicable laws.

14.    International Participants

        With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, subject to Section 13(a) above, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms to the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate. In addition, to the provisions of Section 10 above, there are no acquired rights which will accrue to such Participants from the granting of Awards under the Plan.

15.    Choice of Law

        The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16.    Section 409A Compliance

        This Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. In the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to actual payment to such Participant of such amount, the Company may, subject to Section 13(a) above, (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

        In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code which, with respect to any Participant who is a "specified employee" within the meaning of Section 409A of the Code, will be no earlier than the first day following six months after termination of Employment (other than due to death), if such payment is payable in respect of such termination. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Committee nor any of the Company's employees, directors, representatives or agents shall have any liability to Participants with respect to this Section 16.

17.    Effectiveness of the Plan

        The Plan shall be effective as of the Effective Date.

Approved By: Compensation Committee

Approval Date: March 11, 2009

Approved By: Board of Directors

Approval Date: March 11, 2009

Approved By: Stockholders

Approval Date:                                    , 2009

Appendix B

2009 ROCKWOOD HOLDINGS, INC.
SHORT-TERM INCENTIVE PLAN

1.    Purpose of the Plan

        The purpose of this 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan is to enable the Company, its Subsidiaries and any Service Recipient to attract, retain, motivate and reward executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

          (a)   "Board" shall mean the Board of Directors of the Company.

          (b)   "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor thereto.

          (c)   "Committee" shall mean the Compensation Committee of the Board (or such other committee or subcommittee thereof as the Board may designate).

          (d)   "Company" shall mean Rockwood Holdings, Inc., a Delaware corporation.

          (e)   "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

          (f)    "Disability" or "disabled" shall mean Disability (or disabled) as defined under Section 409A of the Code.

          (g)   "Participant" shall mean each executive officer of the Company and other key employee of the Company, Subsidiary or any other "Service Recipient" (within the meaning of Section 409A of the Code) whom the Committee designates as a participant under the Plan.

          (h)   "Performance Period" shall mean each fiscal year of the Company, or other multi-year cycle, as determined by the Committee in its discretion.

          (i)    "Plan" shall mean this 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan, as set forth herein and as may be amended from time to time.

          (j)    "Share" shall mean a share of common stock of the Company.

          (k)   "Subsidiary" shall mean a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.    Administration

        The Plan shall be administered and interpreted by the Committee; provided, however, that the Board may, in its sole discretion, take any action designated to the Committee under this Plan as it may deem necessary; provided that, to the extent Section 162(m) of the Code is applicable to the Company and the Plan, in no event is the Plan intended to be administered or interpreted in a manner which would cause any award intended to be qualified as "performance-based compensation" under Section 162(m) of the Code to fail to so qualify. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company, a Subsidiary or any other Service Recipient) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual's willful misconduct. The Committee may delegate its authority under this Plan; provided that, to the extent Section 162(m) of the Code is applicable to the Company and the Plan, the Committee shall not delegate its authority with respect to any Covered Employee of the Company or any other individual who the Board or Committee reasonably believes may become a Covered Employee; provided, further, that, for purposes of establishing performance objectives as set forth in Section 4(a) herein, any such delegation must be to a committee comprising solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code).

4.    Bonuses

        (a)   Performance Criteria.    No later than 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m) of the Code to the extent applicable to the Company and the Plan), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for each such Performance Period. Notwithstanding the foregoing, with respect to the Performance Period during which the Effective Date (as defined in Section 6(a)) occurs, the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such Performance Period by no later than 60 days after the Effective Date. Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or as otherwise calculated under Rockwood Specialties Group, Inc.'s senior secured credit agreement (as may be amended or refinanced from time to time)); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) assets under management; and (xx) total return. The foregoing criteria may relate to the Company, one or more of its Subsidiaries, one or more of its divisions or units, any other Service Recipient or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the Committee may adjust, modify or amend the above business criteria, either in establishing any performance objective or in determining the extent to which any performance objective has been achieved. Without limiting the generality of the foregoing (and to the degree consistent with Section 162(m) of the Code), the Committee shall have the authority, at the time it establishes the performance objectives for the applicable Performance Period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of the Plan.

        (b)   Target Incentive Bonuses.    No later than 90 days after each Performance Period begins (or such other date as may be required or permitted under Section 162(m) of the Code to the extent applicable to the Company and the Plan), the Committee shall establish target incentive bonus amounts for each individual Participant in respect of such Performance Period which can be earned upon the achievement of the performance objective or objectives established for such Performance Period. Notwithstanding the foregoing, with respect to the Performance Period during which the Effective Date occurs, the Committee shall, to the extent not already established, establish target incentive bonuses for each individual Participant by no later than 60 days after the Effective Date.

        (c)   Maximum Amount Payable.    As soon as practicable after the Performance Period ends, the Committee shall determine (i) whether and to what extent any of the performance objectives established for the relevant Performance Period under Section 4(a) have been satisfied and (ii) for each Participant who is employed by the Company, one of its Subsidiaries or any other Service Recipient on the last day of the Performance Period for which the bonus is payable, the actual bonus to which such Participant shall be entitled, taking into consideration the extent to which the performance objectives have been met and such other factors as the Committee may deem appropriate. Any provision of this Plan notwithstanding, in no event shall any Participant receive a bonus under this Plan in respect of any fiscal year of the Company in excess of $20 million.

        (d)   Negative Discretion.    Notwithstanding anything else contained in Section 4(c) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(c) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(c).

        (e)   Death or Disability.    If a Participant dies or becomes disabled prior to the last day of the Performance Period for which the bonus is payable, such Participant may receive an annual bonus equal to the bonus otherwise payable to such Participant based upon actual achievement of the applicable performance objectives, for the applicable Performance Period as determined by the Committee under the terms of this Plan multiplied by a fraction, the numerator of which is the number of days that have elapsed during the Performance Period in which the Participant's death or Disability occurs prior to and including the date of the Participant's death or Disability, and the denominator of which is the total number of days in the Performance Period.

        (f)    Other Termination of Employment.    Unless otherwise determined by the Committee and except as may otherwise be provided in Section 4(e) above, no bonuses shall be payable under this Plan to any Participant whose employment terminates prior to the last day of the Performance Period.

        (g)   Change in Control.    The Committee may, in its absolute discretion, provide for bonuses to be payable upon the occurrence of a "change in control" (as such term may be defined by the Committee or the Board).

5.    Payment

        (a)   In General.    Except as otherwise provided hereunder, payment of any bonus amount determined under Section 4 above shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus. Notwithstanding the foregoing, payment of any bonus shall be made no later than 75 days following the end of the Performance Period in respect of which the applicable bonus is payable.

        (b)   Form of Payment.    All bonuses payable under this Plan shall be payable in cash.

6.    General Provisions

        (a)   Effectiveness of the Plan.    The Plan shall become effective on the date on which it is approved by the stockholders of the Company (the "Effective Date"). The Plan shall expire on the fifth anniversary of the Effective Date.

        (b)   Code Section 409A Compliance.    The Plan is intended to comply with Section 409A of the Code and will be interpreted in a manner intended to comply with Section 409A of the Code. In furtherance thereof, no payments may be accelerated under the Plan, other than to the extent permitted under Section 409A of the Code. To the extent that any provision of the Plan violates Section 409A of the Code such that amounts would be taxable to a Participant prior to payment thereof or would otherwise subject a Participant to a penalty tax under Section 409A of the Code, such provision shall be automatically reformed or stricken to preserve the intent hereof. Notwithstanding anything herein to the contrary, (i) if at the time of a Participant's termination of employment the Participant is a "specified employee" as defined in Section 409A of the Code (and any related regulations or other pronouncements thereunder) and the deferral of the commencement of any payments otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A of the Code, then the Company shall defer the commencement of the payment of any such payments hereunder (without any reduction in such payments ultimately paid or provided to the Participant) until the date that is six months and one day following the Participant's termination of employment (or the earliest date as is permitted under Section 409A of the Code) and (ii) if any other payments due to a Participant hereunder could cause the application of an accelerated or additional tax under Section 409A of the Code, such payments shall be deferred if deferral will make such payment compliant under Section 409A of the Code, or otherwise such payment shall be restructured, to the extent possible, in a manner, determined by the Committee, that does not cause such an accelerated or additional tax. The Committee shall implement the provisions of this section in good faith; provided that neither the Company, the Committee nor any of the employees or representatives of the Company, its Subsidiaries or any other Service Recipient shall have any liability to Participants with respect to this Section 6(b).

        (c)   Amendment and Termination.    The Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any calendar year which has already commenced and, to the extent Section 162(m) of the Code is applicable to the Company and the Plan, no such action shall be effective without approval by the stockholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as under Section 162(m) of the Code.

        (d)   Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural Person) to receive any payments which may be made following the Participant's death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no spouse survives the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

        (e)   No Right to Continued Employment or Awards.    Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company, any of its Subsidiaries or any other Service Recipient. No Participant shall have any claim to be granted any award or bonus, and there is no obligation for uniformity of treatment of Participants or beneficiaries. The terms and conditions of awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not the Participants are similarly situated).

        (f)    No Limitation on Corporate Actions.    Nothing contained in the Plan shall be construed to prevent the Company, any Subsidiary or any other Service Recipient from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company, any Subsidiary or any other Service Recipient as a result of any such action.

        (g)   Nonalienation of Benefits.    Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company's assets or (ii) any corporation with which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant's beneficiaries, heirs, executors, administrators or successors in interest.

        (h)   Withholding.    A Participant may be required to pay to the Company, any Subsidiary or any other Service Recipient, and the Company, any Subsidiary or any other Service Recipient shall have the right and is hereby authorized to withhold from any payment due under this Plan or from any compensation or other amount owing to the Participant, applicable withholding taxes with respect to any payment under this Plan and to take such action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes.

        (i)    Severability.    If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

        (j)    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of New York.

        (k)   Headings.    Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

0 ROCKWOOD HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Seifi Ghasemi and Thomas J. Riordan, and each of them, the undersigned’s true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and vote as designated on the reverse side, all the shares of Common Stock of Rockwood Holdings, Inc. held of record by the undersigned on March 4, 2009, at the Annual Meeting of Stockholders to be held at the offices of the Company located at 100 Overlook Center, Princeton, New Jersey 08540, on April 23, 2009 at 9:00 a.m. local time, or any adjournments or postponements thereof, as the undersigned would be entitled to vote if personally present, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy. The signer(s) hereby acknowledge(s) receipt of the Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE) 14475

ANNUAL MEETING OF STOCKHOLDERS OF ROCKWOOD HOLDINGS, INC. April 23, 2009 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2009. The Notice of Meeting, proxy statement, proxy card and 2008 Annual Report to Stockholders are available at http://materials.proxyvote.com/774415 For driving directions to the 2009 Annual Meeting, please call (609) 514-0300. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230303000000000000 042309 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect the Class I directors listed below: NOMINEES: FOR ALL NOMINEES Nance Dicciani J. Kent Masters WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as Rockwood’s independent registered public accounting firm for its fiscal year ending December 31, 2009. 3. To approve the 2009 Rockwood Holdings, Inc. Stock Incentive Plan. 4. To approve the 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan. This proxy is solicited on behalf of the Board of Directors of Rockwood. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” the election of the director nominees and “FOR” proposals 2, 3 and 4. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.